UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-08200

                                     Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

                                             Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Tammira Philippe, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

                                             Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period:   December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A no-load mutual fund family

Semi-Annual Report December 31, 2018 (Unaudited)

AGGRESSIVE INVESTORS 1	BRAGX
ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors — Direct Only)
ULTRA-SMALL COMPANY MARKET	BRSIX
SMALL-CAP GROWTH	BRSGX
SMALL-CAP VALUE	BRSVX
BLUE CHIP 35 INDEX	BRLIX
MANAGED VOLATILITY	BRBPX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.bridgeway.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-661-3550.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-661-3550 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or to all Funds held with the fund complex if you invest directly with a Fund.

www.bridgeway.com

Bridgeway Funds Standardized Returns as of December 31, 2018* (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]

Aggressive Investors 1	-21.79%	-21.11%	-22.44%	2.62%	9.93%	11.49%	8/5/1994	0.96%	0.96%

Ultra-Small Company	-22.64%	-20.64%	-15.68%	-3.58%	9.76%	12.24%	8/5/1994	2.03%	2.03%

Ultra-Small Co Market	-25.39%	-25.25%	-17.12%	1.67%	11.03%	9.41%	7/31/1997	0.86%	0.86%

Small-Cap Growth	-22.16%	-19.00%	-11.21%	6.55%	11.21%	6.21%	10/31/2003	1.08%[1]	0.94%[1]

Small-Cap Value	-22.97%	-22.08%	-13.06%	1.51%	10.54%	6.40%	10/31/2003	0.94%	0.94%

Blue Chip 35 Index	-10.62%	-1.81%	-1.48%	8.51%	12.67%	6.90%	7/31/1997	0.22%[1]	0.15%[1]

Managed Volatility	-7.40%	-6.17%	-3.97%	2.46%	4.72%	3.60%	6/30/2001	1.21%[1]	0.95%[1]

Bridgeway Funds Returns for Calendar Years 2003 through 2018* (Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Aggressive Investors 1	53.98%	12.21%	14.93%	7.11%	25.80%	-56.16%	23.98%	17.82%	-10.31%	21.58%	42.21%	14.99%	-9.82%	19.47%	18.44%	-22.44%
Ultra-Small Company	88.57%	23.34%	2.99%	21.55%	-2.77%	-46.24%	48.93%	23.55%	-14.64%	24.49%	55.77%	-0.56%	-16.12%	14.06%	3.88%	-15.68%
Ultra-Small Co Market	79.43%	20.12%	4.08%	11.48%	-5.40%	-39.49%	25.96%	24.86%	-7.86%	19.83%	50.91%	4.61%	-8.28%	21.47%	12.47%	-17.12%
Small-Cap Growth		11.59%	18.24%	5.31%	6.87%	-43.48%	15.05%	11.77%	-0.63%	11.05%	48.52%	6.13%	4.93%	16.10%	19.62%	-11.21%
Small-Cap Value		17.33%	18.92%	12.77%	6.93%	-45.57%	26.98%	16.56%	1.05%	20.99%	39.72%	0.79%	-9.43%	26.79%	7.11%	-13.06%
Blue Chip 35 Index	28.87%	4.79%	0.05%	15.42%	6.07%	-33.30%	26.61%	10.60%	3.17%	15.20%	31.67%	11.51%	2.17%	13.18%	18.43%	-1.48%
Managed Volatility	17.82%	7.61%	6.96%	6.65%	6.58%	-19.38%	12.39%	5.41%	1.94%	6.46%	9.25%	5.95%	0.17%	2.42%	8.18%	-3.97%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains. Periods of less than one year are not annualized.

[1]

Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser is contractually obligated to waive fees and/or pay expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2018.

* Numbers highlighted indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2018

Dear Fellow Shareholders,

Performance across all segments of the domestic equity markets was significantly negative for the December quarter, contributing to losses for the 2018 calendar year. Stocks in all major size and style categories declined, with smaller stocks and value stocks suffering the most. As a result, small value stocks delivered the year’s worst performance. Market highlights appear on page 2. In this environment, the Bridgeway Funds performed within design expectations, guided by our statistically driven, evidence-based investment approach. Please see the enclosed letters for a detailed explanation of each Fund’s performance during the quarter and calendar year. We hope you find the letters helpful.

Bridgeway remains focused on developing investment strategies grounded in academic research and long-term market data. That’s why in 2018 we announced plans to broaden our investment capabilities to include international equity. Read more about our plans, and the people leading the effort, in “Bridgeway Goes International” on page 2.

Our investment process also includes a commitment to continually review our strategies’ design and performance characteristics. This quarter, we’ve been examining underperformance by our Aggressive Investors 1 Fund. The accompanying shareholder letter details reasons for the Fund’s poor performance in the December quarter and the 2018 calendar year, but we’ve also included an analysis of longer-term trends that have created headwinds for the Fund. Read John Montgomery’s explanation in “Aggressive Investors 1 Fund: What’s Behind Its Underperformance?” on page 3.

Market volatility such as the kind we experienced during the December quarter can be difficult to tolerate, tempting some investors to veer from a carefully designed, long-term investment strategy. Researchers have identified specific ways that our emotions influence our investment decisions, which are called behavioral biases. Fortunately, an evidence-based investment strategy such as the one Bridgeway follows can help people identify and even counter these traps. Portfolio Manager Christine Wang explains why in “How Evidence-Based Investing Helps Manage Behavioral Biases” on page 4.

Understanding how our brains process information doesn’t only help with investment decisions. It also provides important insights for organizations looking to strengthen and likewise draw the best out of their teams. “Harnessing the Power of Different Perspectives,” found on page 5, describes how Bridgeway uses personality assessment tools to understand each colleague’s preferred style of thinking and to assemble well-rounded teams to make decisions.

Finally, Bridgeway Partner Kendra Adams shares how getting married and becoming a mother as a teenager inspired her lifelong commitment to counseling other married couples. Read her story in “Transformative Change: Nurturing a Community to Build Healthy Marriages,” found on page 6.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them to help us manage our Funds and this company. Please keep your ideas coming — both favorable and critical. They provide us with a vital tool to serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

Domestic equities fell sharply during the quarter ended December 31, 2018, resulting in the stock market’s first annual decline in nine years. The December quarter was marked by high volatility caused by investor concerns about slowing economic growth and global trade tensions. The S&P 500 returned -13.52% for the quarter and the Dow Jones Industrial Average returned -11.31%. For the 2018 calendar year, the S&P 500 and the DJIA were down -4.38% and -3.48%, respectively.

All U.S. equity style categories, as defined by Russell Indices, posted negative returns for the quarter. Larger stocks outperformed smaller stocks across style categories, and value outperformed growth. As a result, large value stocks delivered the quarter’s best performance (-11.72%) while small growth stocks produced the lowest returns (-21.65%). However, value stocks in all size categories still lagged growth stocks significantly for the calendar year.

All of the S&P 500 sectors except Utilities recorded negative returns for the quarter. The Energy sector returned -23.7%, the worst performing sector for the quarter ended December 31, 2018. The Consumer Discretionary sector also lagged, returning -16.4%. The Utilities sector returned +1.4%.

Below are the stock market style box returns for the quarter and the calendar year.

	December 2018 Quarter
	Value	Core	Growth

Large	-11.72%	-13.82%	-15.89%

Mid	-14.95%	-15.37%	-15.99%

Small	-18.67%	-20.20%	-21.65%

	Calendar year ended December 2018
	Value	Core	Growth

Large	-8.27%	-4.78%	-1.51%

Mid	-12.29%	-9.06%	-4.75%

Small	-12.86%	-11.01%	-9.31%

Bridgeway Goes International

This year, we reached another important milestone in Bridgeway’s evolution: In September 2018, we announced plans to broaden our investment capabilities to include international equity strategies.

Since our founding in 1993, we have attracted sophisticated investors with our statistically driven, evidence-based U.S. equity strategies. But many investors during the past 25 years have told us they wished we could apply that same disciplined approach to stock investments outside the United States. Following a recent period of strong growth and our work to ensure that Bridgeway will be an enduring firm, we determined it was the right time to expand our capabilities to include international, global and emerging markets strategies.

Of course, successful investing requires great talent, and we are fortunate to have added two new Partners to support these initiatives. Jacob Pozharny, Ph.D., joined Bridgeway in September to lead our international investing efforts. Jacob has spent 25 years developing and managing quantitative global investment strategies, most recently as head of international equity research and portfolio management at QMA, a Prudential Global Investment Management (PGIM) company. Prior to that, he served as head of international quantitative equity at TIAA-CREF (now TIAA).

Working alongside Jacob is another new Partner, Amitabh Dugar, Ph.D., CPA, who will conduct investment research, risk management, and statistical modeling. Amitabh has extensive experience in quantitative investment research, investment strategy, and equity portfolio management with firms such as BNP Paribas Asset Management and Mellon Capital Management.

Besides bringing extensive international investing capabilities to the team, Jacob and Amitabh proved to be a great fit for Bridgeway’s unique culture — which includes a passion for investing based on data and evidence and a commitment to putting investors’ needs first. Their contributions will help strengthen the research supporting our existing U.S. strategies, while

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

simultaneously broadening our capabilities into global investing. This is an exciting time for Bridgeway and for investors who share our belief that we can build a different kind of firm — one that offers the chance for meaningful investment outcomes, while providing excellent service to our clients, our colleagues, and our communities.

Aggressive Investors 1 Fund: What’s Behind Its Underperformance?

By John Montgomery, Founder and Chief Investment Officer

The individual Fund letters in this report are Bridgeway’s systematic way of updating you on our Funds’ quarterly and annual performance. Sometimes, though, we feel it is important to offer additional commentary, which is why I wanted to write about our Aggressive Investors 1 Fund.

The Fund performed poorly in 2018, as we explain in the accompanying Fund letter. With this down year, Aggressive Investors 1 has now only outperformed its primary market benchmark in five of the last 10 calendar years. What’s more, when the Fund has underperformed, it has been by a larger amount than when we outperformed, causing our 10-year annualized return to lag the benchmark.

My wife and I have a personal total mutual fund target asset allocation of 45% in Aggressive Investors 1, so I feel the pain along with you. I would like to review four reasons for the Fund’s underperformance in 2018 and to highlight what Bridgeway is doing — and not doing — about it.

Reason 1. Small size stocks have been out of favor

We buy all size companies in the Aggressive Investors 1 Fund. However, the sum total of the portfolio leans toward smaller companies relative to our primary market benchmark, the S&P 500 Index. We believe in the small company size premium, which is based on the theory that small companies are riskier and thus should command a higher return in the marketplace over the long term.

Historically, though, the reverse has been true for long time periods, including the past 10 years. We also believe in reversion to the mean — the statistical principle that when the pendulum swings very far in one direction, it will eventually swing back in the other direction. Yet our research, which corroborates academic research on the topic, concludes it is impossible to know when the pendulum will swing back, and that it is unwise to try to time it. The bottom line is that we still believe in the small company size premium, and we are not changing the Fund’s design on this point.

Reason 2. Value stocks have been out of favor

For diversification, the Aggressive Investors 1 Fund buys both value and growth stocks. But overall, the portfolio leans more toward value than the S&P 500 as these stocks have become relatively cheaper. We believe in the value premium — the historical tendency for value stocks to provide greater risk-adjusted returns over growth stocks. Statistical research over long time periods supports the value premium.

However, like the small company size premium, the value premium also can be out of favor for relatively long time periods, which has been true over the last decade. For example, the Russell 1000 Value Index has underperformed the Russell 1000 Growth Index by more than 4% per year on average over the last decade. The Russell 1000 Value Index’s underperformance was even greater over the last year. As we still believe in the value premium, and because we believe in reversion to the mean, we will continue to maintain our value tilt in the Aggressive Investors 1 Fund.

Reason 3. Our stock weighting and portfolio construction techniques haven’t been rewarded

Many fund managers weight individual stocks in their portfolios by market capitalization, as signified by the amount the stock represents in a relevant market index. Thus, if a single stock represents 4% of the market index, they consider 4% a “neutral” position in the portfolio. We don’t use market cap weights in the Aggressive Investors 1 Fund. We set a target weighting based on our research — typically 0.5% to 2% — and regularly move each holding back toward its target weight as determined by the research. Similarly, we move the overall portfolio back to specific weights — also determined by our research — for each model we include in the portfolio. This technique is called rebalancing, and it tends to result in a contrarian, “buy low, sell high” approach.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Unfortunately, neither of these aspects of portfolio construction have worked well in the bull market of the last decade. However, we believe that longer term history supports this approach, and we have no plans to change it.

Reason 4. High correlation markets hurt the performance of our company financial health category of models

As Bridgeway documented in 2011, high correlation markets — those in which many stocks move in tandem without regard to company fundamentals — have a particularly negative effect on one category of Bridgeway models: those we call “company financial health.” These are markets in which investors take their eyes off the ball of the economic health of individual companies in favor of moving money into entire segments of the market.

High correlation markets are not the same as bear markets. For example, the period 2000-2002 was a severe and extended bear market, but it exhibited low correlation characteristics. Before 2008, high correlation markets occurred about every other decade between 1940 to 2007, as measured by Bridgeway. Since then they have occurred nine times over an 11-year period as more investors have moved to a passive investing style, selling and buying large baskets of stocks at the same time.

What are we doing and not doing about this? We are currently conducting research based on a hypothesis that unlike our expectation that the size and value factors will experience a reversion to the mean, the opposite might be true for high correlation markets. Rather than diminishing in frequency, high correlation markets may continue to occur more often than in the past. And if we conclude that this hypothesis is true? As always and within the framework of our overarching investment philosophy of continuous investment in research, Bridgeway has been engaged in extensive research over the past year that seeks to reduce the negative effects of high correlation markets, particularly on our company financial health models.

As with all research, it is not done until it is done, and there are trade-offs. In our process, we implement when we expect the net impact to be beneficial to shareholders with a long-term perspective. To be clear, we have made no updates yet, and any updates that we implement will be evolutionary rather than revolutionary. Nevertheless, we are encouraged with the potential benefits of the recent research on Aggressive Investors 1 Fund and will keep you posted.

Thank you for your patience and continued investment. The Aggressive Investors 1 Fund is one of Bridgeway’s original Funds, and we continue to believe strongly in this investment approach.

How Evidence-based Investing Helps Manage Behavioral Biases

By Christine Wang, CFA, CPA, Portfolio Manager

Bridgeway regularly reminds our shareholders, as evidence-based investors, about the importance of making decisions based on academic research and fundamental data. At the same time, we understand that we are all only human. And being human means that some funny things happen when it comes to our brains and money — namely, that we are susceptible to mental traps that seem to help us make rational decisions but that can actually work against our interests and hurt our long-term returns.

Researchers call these traps behavioral biases. These biases can sometimes be attributed to cognitive shortcuts that help us sort through the vast quantities of information that bombard us each day. There are dozens of these biases that show up in different types of decisions. And while cognitive shortcuts are helpful in some instances, they are particularly dangerous for investing.

Fortunately, following an evidence-based strategy not only provides a better way to design and manage investment portfolios, it also can help protect against behavioral biases. Rather than making moves based on mental shortcuts or guesswork, you can research the data and make decisions grounded in science. Let’s take a closer look at two common biases and explore how an evidence-based strategy helps insulate you from their effects.

Loss aversion

Our brains perceive losses and gains very differently. When it comes to investing, that means the pain we feel from losing money is greater than the pleasure we feel from an equal gain. To avoid this feeling, investors often avoid taking a loss and hold on to declining investments too long. To sell an investment at a loss feels painful — as if we are admitting defeat. After all, if an investment loss is still unrealized, it could rebound.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Bridgeway’s evidence-based investing strategies reduce the impact of loss aversion by systematically rebalancing portfolios to maintain target weightings. We often sell what has done well recently and buy more of assets that declined. Evidence-based strategies also rely on research-based rules that determine when to buy and sell a stock. An added benefit to objectively classifying investments according to their characteristics is that we are not wedded to any individual stock. Thus, it is easier to sell losses because we do not have an emotional attachment to the name.

Recency bias

Recency bias is our tendency to place more emphasis on recent data or experiences when making decisions. For investors, that means we assume that the latest trends or patterns we observe will continue into the future.

Think about Bitcoin. In 2017, the price of a Bitcoin soared from $984 to just over $12,000. Most people had never heard of Bitcoin before that year, but once it was in the news, all they had ever experienced was its upward climb. Many of those people bought in assuming it would continue its staggering gains. What they overlooked, however, is that Bitcoin was launched after the financial crisis of 2008, and its price had stayed flat for a long, long time. This older information was discounted in favor of the euphoria of Bitcoin’s recent trend. (Note: Bridgeway Funds do not invest in Bitcoin or other crypto-currencies.)

Recency bias might contribute in part to the value factor, which is a key component of evidence-based investing. It could help push up the price of glamour stocks — everyone wants to be invested in Google and Netflix when their stock prices are rising — while depressing the prices of neglected value stocks. But when stock prices revert to the mean, value stocks capture the benefits of being underpriced at the beginning of the period.

It is hard to avoid recency bias. After all, we are awash in up-to-the-second news, which by definition tells us what just happened. You might have turned on TV late last year to see that the stock market was headed for its worst December since the Great Depression. If that was all you focused on, that was recency bias. You discounted the fact that the stock market had gone up nine calendar years in a row since 2008. One of the benefits of Bridgeway’s evidence-based investing strategy is that it systematically accounts for new information in the context of long-term historical data.

These examples highlight just a few ways that evidence-based investing helps counter the effects of behavioral biases. With evidence-based investing, most decisions can be managed through pre-established rules that have been vetted through back tests and data analysis. That approach is much more reliable than having to make decisions on the fly, in the heat of both emotion and time sensitivity.

Finally, knowledge is power. The more you are aware of these biases, the more you can try to protect yourselves from them. Experiencing behavioral biases is human and completely normal. But armed with a little bit of knowledge and evidence-based guardrails around you, you are more likely to increase your opportunities for investment success.

Harnessing the Power of Different Perspectives

By Melissa Garrison, SHRM-SCP, Director of Talent

As Bridgeway Funds shareholders, you have heard us describe our use of research and data to learn more about how the markets work. You might not realize that we also use research and data inside the firm to learn more about ourselves and bolster the work we do together.

Motivational and behavioral assessment tools are an integral part of Bridgeway’s professional development strategy. These questionnaires — typically designed by psychologists or other scientists — uncover patterns and preferences in how people make decisions, interact with others, and react to specific situations. The goal of these assessments is to understand how each person thinks and to highlight their specific strengths. That’s why they have become popular with organizations like Bridgeway that want to maximize each team member’s potential by putting their skills to the highest and best use.

One of the primary tools we use is the Hermann Brain Dominance Instrument® (HBDI®). This assessment is different from many others in that it is a brain-based profile that measures how we each prefer to process information. Participants complete a 120-question survey based on work elements, key descriptors, and adjectives they would use to describe themselves, answering questions like these:

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

●	Are you more conservative or empathetic?
●	Do you prefer problem-solving or planning?
●	Which work elements are your strongest — administrative, expressing ideas, technical, innovating, financial, etc.?

The result of the survey is a personal profile that shows how strongly you align with one of four thinking styles in the HBDI® model: Analytical, Experimental, Practical, or Relational.

Together, these four thinking styles represent what Hermann International calls “whole brain thinking.” None of the four styles is better or worse than the others. In fact, everyone uses a mix of them to varying degrees. But understanding which styles we prefer and use most often helps each Bridgeway partner do our jobs better — and helps us make better decisions as an organization.

For example, my HBDI® assessment revealed that I have a strong preference for practical and relational thinking — which means I’m organized, detail-focused, and process oriented, but I also consider interpersonal relationships and how other people feel. I am less aligned with the analytical and experimental styles, which are characterized by logical/quantitative and intuitive/visionary thinking, respectively.

This insight helps me accomplish tasks and deal with problems related to my job. I know where my strengths lie, and I can reach out to others with different thinking styles to get their perspective. Even for something as simple as planning our annual corporate retreat, I will reach out to our Head of Finance and Talent, Von Celestine — a strong analytical and quantitative thinker — to help examine costs. I’ll also reach out to our President, Tammira Philippe — a big-picture, visionary thinker —to help articulate what we really want our people, and Bridgeway as an organization, to get out of the event.

Taking a “whole brain” approach like this is how Bridgeway tackles most of our decisions, because it supports our commitment to collaboration and our respect for a diversity of ideas. Whether we are considering changes to our investment lineup, examining how we communicate with customers, or strategizing plans for future growth, we make sure to assemble a team that represents all four of the HBDI® thinking styles. We want an analytical thinker who will bear down on what it costs, a practical thinker who knows what needs to happen to get it done, a relational thinker to consider how the plan will affect people inside and outside the company, and an experimental thinker who can define how it fits into Bridgeway’s vision for the future.

Fortunately, when we combine the HBDI® results for every Bridgeway partner we end up with a good representation of people in all four thinking styles. We are essentially a “whole brain” organization, thanks to the diverse group of thinkers that we have attracted.

In addition to identifying normal thinking preferences, the HBDI® assessment also measures our preferred thinking style in times of stress or difficulty. This analysis revealed something else important about the Bridgeway team: When under stress, our organization as a whole shifts strongly toward the relational thinking style. That means Bridgeway partners become even more focused on other people during difficult times. We want to protect personal relationships, understand the emotional elements of a situation, and find ways to offer support.

In other words, the HBDI® assessment shows that our partners have thoroughly internalized Bridgeway’s commitment to always look out for our clients, our communities, and each other. Like the market and asset-class data we examine to manage our investment strategies, this evidence-based approach to personal development helps Bridgeway harness our individual and collective strengths to ensure we are meeting our responsibilities to shareholders and our goals as an organization.

Transformative Change: Nurturing a Community to Build Healthy Marriages

By Kendra Adams, Executive Assistant

As a teen, I found myself in an unplanned pregnancy situation. My now-husband, Jessie, wanted to “do the right thing,” so he proposed, and by the age of 16 I was married with a baby girl.

The chances of any teen marriage succeeding can be low, and I faced some particularly difficult challenges: My parents were divorced, and I didn’t have many role models for what a healthy marriage looked like. Thankfully, our church’s pastor and his wife — who also married young — took us under their wing. They mentored us and helped our marriage succeed by providing

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

premarital counseling, as well as remaining a resource for us whenever we encountered challenges during the early years of our marriage. Together, my husband and I applied the knowledge they shared and were able to work through problems that many couples face in the areas of communication, intimacy, and even deep-rooted issues that dealt with loss and grief.

From this experience, my husband and I developed a passion for helping other young couples entering into marriage. In 1995, we moved into our first home and discovered that many of our neighbors were experiencing marital challenges. We reached out to them, inviting them into our home once a month for informal, small-group meetings to share topics related to marriage. During these conversations, we could share our experiences and knowledge on various topics, such as building trust, resolving differences, and forgiveness, in an effort to encourage and empower relationships. These gatherings led us to launch Heaven on Earth Marriage Ministry, which continues to this day.

Since beginning the ministry, my husband and I have mentored numerous young married couples. We continued our education to become faith-based counselors, as well as certified facilitators of premarital counseling. In addition to our personal work through Heaven on Earth, we have served as part of the marriage ministry in our local church and community for more than 20 years. We also facilitate premarital classes at the Houston Pregnancy Help Center, where I’ve been a volunteer for the past four years.

I can’t overemphasize the impact that marriage mentoring and counseling can have. We like to refer to it as “marriage maintenance.” Not only does it help couples build and maintain a healthy marriage, but it also empowers them to become role models for others and pass along their own success.

In our journey, we have witnessed countless instances of the powerful impact of marriage mentoring. For example, couples who have come from families where divorce is generational are now experiencing strong, enduring marriages because they have a resource to help them. One success story we have personally encountered is having the opportunity to mentor a young couple in their early 30s with a blended family that was having trouble communicating. We worked with them to implement effective communication skills and other strategies to use when challenges surface. Now that they are experiencing their own success in marriage, they are helping to mentor other couples. And that’s the whole goal for us — to build up other couples as positive role models who, in turn, help other couples maintain a healthy marriage relationship.

Against all odds, my husband and I are grateful to have celebrated 33 years of marriage on May 4, 2018. We now have two married adult children, two grandchildren, and two more on the way. We don’t take the longevity of our marriage for granted, and we continue to invest in our relationship. We also remain committed to the call of helping other young couples build strong, healthy marriages — which, in turn, helps create stronger, healthier communities.

www.bridgeway.com	7

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2018

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended December 31, 2018, our Fund returned -21.79%, underperforming our primary market benchmark, the S&P 500 Index (-13.52%), our peer benchmark, the Lipper Capital Appreciation Funds Index (-15.83%), and the Russell 2000 Index (-20.20%). It was a very poor quarter.

For the calendar year, our Fund returned -22.44%, significantly underperforming our primary market benchmark, the S&P 500 Index (-4.38%), our peer benchmark, the Lipper Capital Appreciation Funds Index (-7.41%), and the Russell 2000 Index (-11.01%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2018

					Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	-21.79%	-21.11%	-22.44%	2.62%	9.93%	4.60%	11.49%
S&P 500 Index	-13.52%	-6.85%	-4.38%	8.49%	13.12%	7.77%	9.29%
Russell 2000 Index	-20.20%	-17.35%	-11.01%	4.41%	11.97%	7.50%	8.69%
Lipper Capital Appreciation Funds Index	-15.83%	-10.33%	-7.41%	6.07%	12.07%	7.46%	8.03%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

8	Semi-Annual Report | December 31, 2018 (Unaudited)

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to December 31, 2018

Detailed Explanation of Quarterly Performance

The December quarter was a “risk-off” quarter, in which investors sold off and drove down the prices of stocks they perceived to be risky. Many of these stocks are the type the Fund invests in, including smaller stocks, higher momentum stocks, and higher volatility stocks. This trend created significant headwinds for the Fund.

All three of our model categories underperformed the benchmark during the quarter, with our company financial health models lagging by the widest margin because of their selection of stocks with positive growth characteristics. Such stocks typically perform poorly in high-correlation quarters such as the one we just experienced. An overweighting in higher momentum stocks across all model categories also detracted from relative performance because investors favored stocks with negative momentum. Likewise, the Fund’s tilt toward smaller stocks hurt relative performance, as did the Fund’s overweighting in higher volatility stocks, which significantly lagged lower volatility stocks.

In contrast, the Fund’s overweighting in deeper value stocks across multiple value metrics boosted relative performance during the quarter, but not enough to offset the negative impacts of small size, momentum, high volatility, and high correlation.

From a sector perspective, the Fund’s allocation effect was negative. Underweightings in the Utilities, Real Estate, and Consumer Staples sectors detracted the most from relative results. The Fund’s stock selection effect was significantly negative. Every sector except for Utilities and Real Estate detracted from relative results, with holdings in the Energy, Industrials, Health Care, and Communication Services sectors delivering the worst performance.

Detailed Explanation of Calendar Year Performance

The Fund faced several headwinds during the year, particularly in the 4th quarter, due to a market environment that favored larger stocks over smaller stocks, growth stocks over value stocks, and lower volatility stocks over higher volatility stocks.

The Fund’s company financial health and value metrics models lagged the benchmark considerably during the year and detracted from relative results. A tilt toward smaller stocks also hurt relative performance, as did overweightings in higher beta and higher volatility stocks. Likewise, the Fund’s greater-than-benchmark exposure to deeper value stocks across multiple value metrics detracted from relative returns, as value stocks continued to lag growth stocks for most of the calendar year.

www.bridgeway.com	9

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

In contrast, the Fund’s price momentum models and an overweighting in higher momentum stocks across all model categories boosted relative results, but not enough to offset the negative performance generated by the Fund’s other design features.

From a sector perspective, the Fund’s allocation effect was slightly negative, with an overweighting in the Materials sector and an underweighting in the Health Care sector detracting the most from relative performance. The Fund’s selection effect was significantly negative, with all sectors except for Communication Services and Real Estate detracting from relative results. Poor performance from holdings in the Information Technology and Consumer Discretionary sectors detracted the most from relative performance.

Top Ten Holdings as of December 31, 2018

Rank	Description	Industry	% of Net Assets
1	Zebra Technologies Corp., Class A	Information Technology	3.1%
2	HCA Healthcare, Inc.	Health Care	2.6%
3	Church & Dwight Co., Inc.	Consumer Staples	2.5%
4	Merck & Co., Inc.	Health Care	2.3%
5	Lam Research Corp.	Information Technology	2.2%
6	Applied Materials, Inc.	Information Technology	2.0%
7	Micron Technology, Inc.	Information Technology	2.0%
8	Fiat Chrysler Automobiles NV	Consumer Discretionary	1.9%
9	Credit Acceptance Corp.	Financials	1.6%
10	CenterPoint Energy, Inc.	Utilities	1.6%

	Total		21.8%

Industry Sector Representation as of December 31, 2018

	% of Net Assets	% of S&P 500 Index	Difference
Communication Services	3.3%	10.1%	-6.8%
Consumer Discretionary	16.6%	9.9%	6.7%
Consumer Staples	3.6%	7.4%	-3.8%
Energy	5.8%	5.3%	0.5%
Financials	11.2%	13.3%	-2.1%
Health Care	17.7%	15.5%	2.2%
Industrials	12.6%	9.2%	3.4%
Information Technology	19.6%	20.1%	-0.5%
Materials	7.0%	2.7%	4.3%
Real Estate	0.0%	3.0%	-3.0%
Utilities	2.4%	3.3%	-0.9%
Cash & Other Assets	0.2%	0.2%	0.0%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2018, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated

10	Semi-Annual Report | December 31, 2018 (Unaudited)

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	11

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (Unaudited)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

COMMON STOCKS - 99.78%
Communication Services - 3.28%
Charter Communications, Inc., Class A*	7,000	$1,994,790
DISH Network Corp., Class A*	62,000	1,548,140
United States Cellular Corp.*	33,300	1,730,601

		5,273,531

Consumer Discretionary - 16.63%
Abercrombie & Fitch Co.,
Class A	89,300	1,790,465
BJ’s Restaurants, Inc.	37,000	1,871,090
Fiat Chrysler Automobiles
NV*	215,000	3,108,900
Lear Corp.	16,000	1,965,760
LGI Homes, Inc.*+	41,400	1,872,108
Lululemon Athletica, Inc.*	19,300	2,347,073
O’Reilly Automotive, Inc.*	6,200	2,134,846
RH*+	17,600	2,108,832
Sonic Automotive, Inc.,
Class A	58,000	798,080
Starbucks Corp.	28,000	1,803,200
Tailored Brands, Inc.+	75,000	1,023,000
TJX Cos., Inc. (The)	37,600	1,682,224
VF Corp.	24,800	1,769,232
Vista Outdoor, Inc.*	65,000	737,750
Winnebago Industries, Inc.	71,200	1,723,752

		26,736,312

Consumer Staples - 3.64%
Church & Dwight Co., Inc.	60,300	3,965,328
McCormick & Co., Inc.,
Non-Voting Shares	13,500	1,879,740

		5,845,068

Energy - 5.84%
Apache Corp.	30,000	787,500
CONSOL Energy, Inc.*	37,000	1,173,270
CVR Energy, Inc.	49,200	1,696,416
Denbury Resources, Inc.*	700,000	1,197,000
Newfield Exploration Co.*	72,000	1,055,520
Par Pacific Holdings, Inc.*	65,000	921,700
PBF Energy, Inc., Class A	47,000	1,535,490
Renewable Energy Group, Inc.*	40,000	1,028,000

		9,394,896

Financials - 11.16%
Aflac, Inc.	41,800	1,904,408
Ally Financial, Inc.	73,400	1,663,244
Ameriprise Financial, Inc.	15,500	1,617,735
Credit Acceptance Corp.*	6,900	2,634,144

Industry Company	Shares	Value

Financials (continued)
Enova International, Inc.*	61,000	$1,187,060
Progressive Corp. (The)	32,000	1,930,560
Prudential Financial, Inc.	22,000	1,794,100
Santander Consumer USA
Holdings, Inc.	105,000	1,846,950
Synchrony Financial	80,000	1,876,800
Unum Group	50,500	1,483,690

		17,938,691
Health Care - 17.68%
AmerisourceBergen Corp.	24,900	1,852,560
AMN Healthcare Services,
Inc.*	20,000	1,133,200
Centene Corp.*	20,500	2,363,650
Cigna Corp.	9,736	1,849,061
Eli Lilly & Co.	16,700	1,932,524
Encompass Health Corp.	29,000	1,789,300
Endo International PLC*	142,800	1,042,440
Ensign Group, Inc. (The)	62,000	2,404,980
Gilead Sciences, Inc.	34,000	2,126,700
HCA Healthcare, Inc.	33,800	4,206,410
Merck & Co., Inc.	49,000	3,744,090
Thermo Fisher Scientific,
Inc.	8,600	1,924,594
WellCare Health Plans, Inc.*	8,700	2,053,983

		28,423,492
Industrials - 12.55%
Aerojet Rocketdyne
Holdings, Inc.*	46,000	1,620,580
ArcBest Corp.	38,000	1,301,880
CSX Corp.	26,500	1,646,445
Insperity, Inc.	25,900	2,418,024
KAR Auction Services, Inc.	38,000	1,813,360
NOW, Inc.*	135,500	1,577,220
Quad/Graphics, Inc.	50,000	616,000
Spirit Airlines, Inc.*	38,400	2,224,128
Systemax, Inc.	61,000	1,457,290
Tennant Co.	15,000	781,650
United Continental Holdings, Inc.*	30,000	2,511,900
United Rentals, Inc.*	21,500	2,204,395

		20,172,872
Information Technology - 19.56%
Alliance Data Systems Corp.	11,300	1,695,904
Apple, Inc.	16,000	2,523,840
Applied Materials, Inc.	99,900	3,270,726
Cardtronics PLC, Class A*	46,500	1,209,000
Fortinet, Inc.*	26,300	1,852,309
Juniper Networks, Inc.	81,000	2,179,710

12	Semi-Annual Report | December 31, 2018 (Unaudited)

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Lam Research Corp.	25,900	$ 3,526,803
Micron Technology, Inc.*	100,000	3,173,000
Microsoft Corp.	17,000	1,726,690
Seagate Technology PLC	52,900	2,041,411
Unisys Corp.*	56,000	651,280
Western Digital Corp.	27,000	998,190
WEX, Inc.*	11,500	1,610,690
Zebra Technologies Corp., Class A*	31,300	4,983,899

		31,443,452

Materials - 6.99%
Chemours Co. (The)	55,000	1,552,100
Freeport-McMoRan, Inc.	164,800	1,699,088
Packaging Corp. of America	20,900	1,744,314
SunCoke Energy, Inc.*	201,300	1,721,115
Teck Resources, Ltd., Class B+	95,000	2,046,300
Verso Corp., Class A*	38,000	851,200
Westlake Chemical Corp.	24,500	1,621,165

		11,235,282

Utilities - 2.45%
CenterPoint Energy, Inc.	91,200	2,574,576
New Jersey Resources Corp.	30,000	1,370,100

		3,944,676

TOTAL COMMON STOCKS - 99.78%		160,408,272

(Cost $184,862,799)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.05%
Fidelity Investments Money Market Government Portfolio Class I	2.25%	76,302	76,302

TOTAL MONEY MARKET FUND - 0.05%			76,302

(Cost $76,302)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.71%
Fidelity Investments Money Market Government Portfolio Class I**	2.25%	2,746,838	$2,746,838

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 1.71%			2,746,838

(Cost $2,746,838)
TOTAL INVESTMENTS - 101.54%			$163,231,412
(Cost $187,685,939)
Liabilities in Excess of Other Assets - (1.54%)			(2,469,575)

NET ASSETS - 100.00%			$160,761,837

*  Non-income producing security.

**  This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2018.

^ Rate disclosed as of December 31, 2018.

+   This security or a portion of the security is out on loan as of December 31, 2018. Total loaned securities had a value of $2,649,094 as of December 31, 2018.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2018 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$160,408,272	$ —	$ —	$160,408,272
Money Market Fund	—	76,302	—	76,302
Investments Purchased with Cash Proceeds from Securities Lending	—	2,746,838	—	2,746,838

TOTAL	$160,408,272	$2,823,140	$ —	$163,231,412

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

www.bridgeway.com	13

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2018

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended December 31, 2018, our Fund returned -22.64%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (-26.17%). The Fund lagged our peer benchmark, the Lipper Micro-Cap Stock Funds Index (-21.82%), as well as the Russell 2000 Index (-20.20%) and the Russell Microcap Index (-22.14%). Results in this quarter were mixed.

For the calendar year, our Fund returned -15.68%, outperforming the CRSP Cap-Based Portfolio 10 Index (-16.29%). It under-performed the Lipper Micro-Cap Stock Funds Index (-12.47%), the Russell 2000 Index (-11.01%) and the Russell Microcap Index (-13.08%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2018

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	-22.64%	-20.64%	-15.68%	-3.58%	9.76%	4.90%	12.24%
CRSP Cap-Based Portfolio 10 Index	-26.17%	-26.32%	-16.29%	1.00%	14.40%	6.87%	10.79%
Russell 2000 Index	-20.20%	-17.35%	-11.01%	4.41%	11.97%	7.50%	8.69%
Russell Microcap Index	-22.14%	-21.49%	-13.08%	3.08%	11.71%	5.67%	N/A
Lipper Micro-Cap Stock Funds Index	-21.82%	-19.78%	-12.47%	2.78%	12.39%	6.42%	N/A

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 725 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research in Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market (with dividends reinvested). The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

14	Semi-Annual Report | December 31, 2018 (Unaudited)

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to December 31, 2018

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.
**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund’s company financial health and value metrics models outperformed the benchmark during the quarter and helped relative performance. However, our diversifying price momentum models lagged the benchmark and offset some of this positive impact. The Fund’s tilt toward deeper value stocks across multiple value metrics also boosted the Fund’s return relative to the CRSP 10 Index, as did an underweighting in lower-momentum stocks.

The Fund held approximately 18% of its assets, on average, in stocks that had appreciated into CRSP 9. The Fund’s holdings in CRSP 9 outperformed the CRSP 10 benchmark during the quarter, adding to relative return.

From a sector perspective, the Fund’s allocation effect was slightly positive, due largely to an underweighting in the Energy sector and an overweighting in the Information Technology sector. The Fund’s selection effect was significantly positive, with holdings in the Health Care sector boosting relative results the most.

www.bridgeway.com	15

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

				Annualized
CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	93 Years
1 (ultra-large)	-13.31%	-6.07%	-2.93%	8.87%	12.80%	9.30%
2	-14.07%	-9.27%	-8.25%	7.27%	14.32%	10.41%
3	-17.67%	-13.12%	-9.77%	6.81%	14.54%	10.90%
4	-17.67%	-14.07%	-9.92%	4.37%	13.78%	10.68%
5	-18.80%	-15.07%	-11.16%	3.21%	13.49%	11.21%
6	-19.91%	-18.22%	-13.88%	3.48%	13.54%	11.17%
7	-21.09%	-15.11%	-7.21%	6.07%	14.92%	11.41%
8	-22.02%	-18.54%	-10.35%	2.79%	13.88%	11.27%
9	-21.19%	-19.94%	-8.82%	4.09%	14.23%	11.32%
10 (ultra-small)	-26.17%	-26.32%	-16.29%	1.00%	14.40%	12.93%

[1]

Performance figures are as of the period ended December 31, 2018. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Calendar Year Performance

The Fund’s value metrics and company financial health models contributed positively to relative performance for the calendar year. However, this impact was partially offset by underperformance of the Fund’s price momentum models. The Fund’s tilt toward deeper value stocks across multiple value metrics also helped relative returns, as did an underweighting in lower-momentum stocks.

The Fund held approximately 12% of its assets, on average, in stocks that had appreciated into CRSP 9 during the year. The Fund’s holdings in CRSP 9 underperformed the CRSP 10 benchmark, detracting from relative returns.

From a sector perspective, the Fund’s allocation effect was slightly positive, with an underweighting in the Energy sector and an overweighting in the Information Technology sector contributing the most to relative returns. The Fund’s selection effect was also positive, with holdings in the Health Care sector providing a particularly large boost to relative performance.

Top Ten Holdings as of December 31, 2018

Rank	Description	Industry	% of Net Assets
1	KCAP Financial, Inc.	Financials	2.8%
2	SeaSpine Holdings Corp.	Health Care	2.3%
3	FedNat Holding Co.	Financials	2.1%
4	inTEST Corp.	Information Technology	2.1%
5	RTI Surgical, Inc.	Health Care	2.1%
6	Rocky Brands, Inc.	Consumer Discretionary	2.0%
7	RF Industries, Ltd.	Information Technology	1.9%
8	Enphase Energy, Inc.	Industrials	1.9%
9	Inseego Corp.	Information Technology	1.9%
10	TravelCenters of America, LLC	Consumer Discretionary	1.9%
	Total		21.0%

16	Semi-Annual Report | December 31, 2018 (Unaudited)

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of December 31, 2018

	% of Net Assets	% of CRSP 10 Index	Difference
Communication Services	4.3%	3.6%	0.7%
Consumer Discretionary	15.8%	11.7%	4.1%
Consumer Staples	4.8%	2.4%	2.4%
Energy	5.2%	8.9%	-3.7%
Financials	19.7%	26.2%	-6.5%
Health Care	19.6%	17.4%	2.2%
Industrials	11.0%	10.8%	0.2%
Information Technology	17.0%	12.7%	4.3%
Materials	2.4%	2.6%	-0.2%
Real Estate	0.3%	2.0%	-1.7%
Utilities	0.1%	1.7%	-1.6%
Liabilities in Excess of Other Assets	-0.2%	0.0%	-0.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2018, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources, and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	17

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (Unaudited)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

COMMON STOCKS - 100.17%
Communication Services - 4.26%
Alaska Communications Systems Group, Inc.*	381,200	$ 548,928
DHI Group, Inc.*	137,600	209,152
Marchex, Inc., Class B	18,600	49,290
NII Holdings, Inc.*+	298,800	1,317,708
Ooma, Inc.*	56,900	789,772
Travelzoo*	16,900	166,127

		3,080,977
Consumer Discretionary - 15.78%
AMCON Distributing Co.	2,100	209,475
Build-A-Bear Workshop, Inc.*	16,500	65,175
Century Casinos, Inc.*+	147,600	1,090,764
Charles & Colvard, Ltd.*	144,300	122,655
China XD Plastics Co., Ltd.*	86,300	151,888
Clarus Corp.	47,500	480,700
Comstock Holding Cos, Inc.*+	54,400	91,392
Destination Maternity Corp.*+	31,900	90,596
Educational Development Corp.	62,000	528,860
Francesca’s Holdings Corp.*	43,800	42,521
Lakeland Industries, Inc.*	62,900	656,676
Lincoln Educational Services Corp.*+	49,564	158,605
Live Ventures, Inc.*+	7,302	49,069
MasterCraft Boat Holdings, Inc.*	50,900	951,830
ONE Group Hospitality, Inc. (The)*+	27,400	84,118
Rocky Brands, Inc.	56,100	1,458,600
RTW RetailWinds, Inc.*	220,600	624,298
Shiloh Industries, Inc.*	10,200	59,466
Tilly’s, Inc., Class A	50,000	543,000
TravelCenters of America, LLC*	360,900	1,356,984
Tuesday Morning Corp.*+	542,000	921,400
Turtle Beach Corp.*+	73,900	1,054,553
Vince Holding Corp.*+	59,900	558,867
Vitamin Shoppe, Inc.*+	11,600	54,984

		11,406,476
Consumer Staples - 4.80%
Lifevantage Corp.*	78,900	1,040,691
Mannatech, Inc.	13,809	259,609
Natural Alternatives International, Inc.*	26,300	258,529

Industry Company	Shares	Value

Consumer Staples (continued)
Natural Grocers by Vitamin
Cottage, Inc.*+	76,200	$1,168,146
Reliv International, Inc.*	26,939	101,021
Village Super Market, Inc., Class A+	24,000	641,760

		3,469,756
Energy - 5.21%
Approach Resources, Inc.*	48,900	42,641
Basic Energy Services, Inc.*+	77,300	296,832
Dawson Geophysical Co.*	98,200	331,916
Earthstone Energy, Inc., Class A*	73,500	332,220
Enservco Corp.*	496,100	183,488
ION Geophysical Corp.*	47,089	243,921
Lonestar Resources US, Inc., Class A*	200,700	732,555
Mitcham Industries, Inc.*	108,000	276,480
NACCO Industries, Inc., Class A	1,800	61,020
SilverBow Resources, Inc.*	22,500	531,900
Superior Drilling Products, Inc.*	87,600	102,492
TransAtlantic Petroleum, Ltd.*	482,400	501,696
VAALCO Energy, Inc.*	85,700	125,979

		3,763,140
Financials - 19.71%
1347 Property Insurance
Holdings, Inc.*	7,800	31,356
ACNB Corp.	1,200	47,100
A-Mark Precious Metals, Inc.+	65,900	776,961
AmeriServ Financial, Inc.	11,600	46,748
Ashford, Inc.*	1,200	62,280
C&F Financial Corp.	11,352	604,040
Capitala Finance Corp.	184,000	1,319,280
Central Federal Corp.*	4,800	56,112
CM Finance, Inc.	112,400	702,500
Codorus Valley Bancorp, Inc.	13,972	296,905
Community West Bancshares	5,000	50,150
Consumer Portfolio Services, Inc.*	435,100	1,309,651
FedNat Holding Co.	76,700	1,527,864
First Business Financial Services, Inc.	1,400	27,314

18	Semi-Annual Report | December 31, 2018 (Unaudited)

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
First Savings Financial Group, Inc.+	1,100	$ 57,134
First United Corp.	10,100	160,792
GAIN Capital Holdings, Inc.+	178,400	1,098,944
Hallmark Financial Services, Inc.*	5,000	53,450
Horizon Technology Finance Corp.	71,300	802,125
Impac Mortgage Holdings, Inc.*+	77,081	291,366
KCAP Financial, Inc.+	581,500	2,011,990
Kingstone Cos, Inc.	20,400	360,876
Manning & Napier, Inc.+	106,100	186,736
National Holdings Corp.*	80,400	217,080
Northeast Bancorp	39,100	654,143
Northrim BanCorp, Inc.	2,500	82,175
Ohio Valley Banc Corp.+	1,200	42,468
Provident Financial Holdings, Inc.	2,800	43,400
Pzena Investment Management, Inc., Class A+	27,000	233,550
SB Financial Group, Inc.	17,422	286,592
Security National Financial Corp., Class A*	82,223	424,271
Shore Bancshares, Inc.	21,200	308,248
Solar Senior Capital, Ltd.	4,800	72,576

		14,246,177
Health Care - 19.58%
Aduro Biotech, Inc.*	109,100	288,024
Aeterna Zentaris, Inc.*	111,000	326,340
Allied Healthcare Products, Inc.*	66,481	132,962
Alphatec Holdings, Inc.*+	43,900	100,531
American Shared Hospital Services*	101,400	241,332
Aravive, Inc.*	11,500	40,480
Bioanalytical Systems, Inc.*	121,110	153,810
Castlight Health, Inc., Class B*	347,300	753,641
Cumberland Pharmaceuticals, Inc.*	16,400	103,320
CynergisTek, Inc.*+	109,000	516,660
Digirad Corp.	440,900	251,313
Electromed, Inc.*	207,638	1,056,877
Enzo Biochem, Inc.*	86,000	239,080
Harrow Health, Inc.*	43,100	245,239
Harvard Bioscience, Inc.*	420,700	1,337,826
InfuSystem Holdings, Inc.*	273,798	941,865

Industry Company	Shares	Value

Health Care (continued)
InVivo Therapeutics Holdings Corp.*+	25,000	$ 37,750
IRIDEX Corp.*	10,700	50,290
Kewaunee Scientific Corp.	12,600	418,824
Medical Transcription Billing Corp.*	28,000	106,400
Misonix, Inc.*	51,700	827,717
NantHealth, Inc.*	60,900	33,142
Nuvectra Corp.*	64,300	1,050,662
Onconova Therapeutics, Inc.*	14,200	29,962
Pro-Dex, Inc.*+	45,000	543,600
RTI Surgical, Inc.*	402,190	1,488,103
SeaSpine Holdings Corp.*	92,900	1,694,496
SunLink Health Systems, Inc.*	4,700	5,358
Veracyte, Inc.*+	76,200	958,596
Vical, Inc.*	87,496	103,245
XOMA Corp.*+	5,608	70,941

		14,148,386

Industrials - 11.04%
ARC Document Solutions, Inc.*	33,000	67,650
Avalon Holdings Corp., Class A*	14,700	38,955
BG Staffing, Inc.	18,900	390,285
Chicago Rivet & Machine Co.	1,900	59,850
CompX International, Inc.	1,620	22,048
Continental Materials Corp.*	4,150	44,866
DMC Global, Inc.	8,300	291,496
Ecology and Environment, Inc., Class A	43,732	495,921
Enphase Energy, Inc.*+	291,600	1,379,268
Fuel Tech, Inc.*	49,500	58,905
General Finance Corp.*	3,100	31,341
Houston Wire & Cable Co.*	9,800	49,588
Hudson Global, Inc.*	20,184	27,248
Hurco Cos, Inc.	2,600	92,820
Jason Industries, Inc.*	291,400	399,218
LB Foster Co., Class A*	43,100	685,290
LS Starrett Co. (The), Class A*	32,300	168,929
LSI Industries, Inc.	100,700	319,219
Orion Group Holdings, Inc.*	22,400	96,096
Quest Resource Holding Corp.*+	22,000	29,920
Radiant Logistics, Inc.*	306,600	1,303,050
Safe Bulkers, Inc.*	55,200	98,256

www.bridgeway.com	19

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Transcat, Inc.*	19,300	$ 367,086
USA Truck, Inc.*	18,300	273,951
Virco Manufacturing Corp.	17,600	75,504
Volt Information Sciences, Inc.*	87,600	188,340
Willdan Group, Inc.*	16,800	587,664
Willis Lease Finance Corp.*	9,600	332,160

		7,974,924
Information Technology - 17.04%
Aviat Networks, Inc.*	72,913	966,097
Bel Fuse, Inc., Class B	3,400	62,628
Blonder Tongue Laboratories, Inc.*+	290,100	320,561
Computer Task Group, Inc.*	37,100	151,368
DASAN Zhone Solutions, Inc.*	12,300	171,093
Digital Turbine, Inc.*	63,600	116,388
Finjan Holdings, Inc.*	445,600	1,118,456
Inseego Corp.*+	330,500	1,371,575
Intermolecular, Inc.*	113,100	114,231
inTEST Corp.*	243,000	1,489,590
Iteris, Inc.*	184,402	687,819
Lantronix, Inc.*	53,500	157,290
Luna Innovations, Inc.*	306,430	1,026,541
Marin Software, Inc.*+	21,030	111,669
Napco Security Technologies, Inc.*	21,400	337,050
Net Element, Inc.*+	37,600	215,072
NetSol Technologies, Inc.*	35,000	215,250
Optical Cable Corp.*+	20,100	76,581
PC-Tel, Inc.	87,900	377,091
PRGX Global, Inc.*	17,800	168,566
RF Industries, Ltd.+	193,898	1,407,699
Richardson Electronics, Ltd.	23,400	203,346
Schmitt Industries, Inc.*+	70,802	199,662
Smith Micro Software, Inc.*+	55,500	99,900
Synacor, Inc.*	26,000	38,480
TESSCO Technologies, Inc.	49,200	590,400
TransAct Technologies, Inc.	57,900	519,942

		12,314,345
Materials - 2.35%
China Advanced Construction Materials Group, Inc*+	15,700	40,820
Friedman Industries, Inc.	71,800	506,190
Gulf Resources, Inc.*	536,800	423,482
Olympic Steel, Inc.	15,200	216,904
Synalloy Corp.	6,300	104,517
UFP Technologies, Inc.*	3,500	105,140

Industry Company	Shares	Value

Materials (continued)
Universal Stainless & Alloy Products, Inc.*	18,500	$ 299,885

		1,696,938

Real Estate - 0.31%
Griffin Industrial Realty, Inc.	7,000	223,300

Utilities - 0.09%
Genie Energy, Ltd., Class B	11,100	66,933

TOTAL COMMON STOCKS - 100.17%		72,391,352

(Cost $83,587,529)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 10.12%
Fidelity Investments Money Market Government Portfolio Class I**	2.25%	7,314,718	7,314,718

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 10.12%			7,314,718

(Cost $7,314,718)

TOTAL INVESTMENTS -110.29%			$79,706,070
(Cost $90,902,247)
Liabilities in Excess of Other Assets - (10.29%)			(7,439,293)

NET ASSETS - 100.00%			$ 72,266,777

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2018.
^	Rate disclosed as of December 31, 2018.
+	This security or a portion of the security is out on loan as of December 31, 2018. Total loaned securities had a value of $7,088,959 as of December 31, 2018.

LLC - Limited Liability Company

20	Semi-Annual Report | December 31, 2018 (Unaudited)

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Summary of inputs used to value the Fund’s investments as of 12/31/2018 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$72,391,352	$—	$—	$72,391,352
Investments Purchased with Cash Proceeds from Securities Lending	—	7,314,718	—	7,314,718

TOTAL	$72,391,352	$7,314,718	$—	$79,706,070

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings. See Notes to Financial Statements.

www.bridgeway.com	21

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2018

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended December 31, 2018, our Fund returned -25.39%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (-26.17%). However, our Fund underperformed our peer benchmark, the Lipper Micro-Cap Stock Funds Index (-21.82%), as well as the Russell 2000 Index (-20.20%) and the Russell Microcap Index (-22.14%). Results in this quarter were mixed.

For the calendar year, our Fund returned -17.12%. Our Fund trailed the CRSP Cap-Based Portfolio 10 Index (-16.29%), the Lipper Micro-Cap Stock Funds Index (-12.47%), the Russell 2000 Index (-11.01%) and the Russell Microcap Index (-13.08%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2018

					Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)
Ultra-Small Company Market Fund	-25.39%	-25.25%	-17.12%	1.67%	11.03%	5.62%	9.41%
CRSP Cap-Based Portfolio 10 Index	-26.17%	-26.32%	-16.29%	1.00%	14.40%	6.87%	9.53%
Russell 2000 Index	-20.20%	-17.35%	-11.01%	4.41%	11.97%	7.50%	7.07%
Russell Microcap Index	-22.14%	-21.49%	-13.08%	3.08%	11.71%	5.67%	N/A
Lipper Micro-Cap Stock Funds Index	-21.82%	-19.78%	-12.47%	2.78%	12.39%	6.42%	7.20%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 725 of the smallest publicly traded U.S. stocks with dividends reinvested, as reported by the Center for Research in Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

22	Semi-Annual Report | December 31, 2018 (Unaudited)

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception July 31, 1997 to December 31, 2018

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund held about 18% of its assets, on average, in stocks that had appreciated into CRSP 9 during the quarter. CRSP 9 stocks outperformed the benchmark, helping the Fund’s relative performance. The Fund’s sidestepping strategies, which eliminated exposure to stocks with high probability of steep price decline, major financial distress or bankruptcy, also helped performance against the benchmark.

From a sector perspective, the Fund’s selection effect was positive, driven primarily by strong performance from holdings in the Health Care sector.

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

					Annualized
CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	93 Years
1 (ultra-large)	-13.31%	-6.07%	-2.93%	8.87%	12.80%	9.30%
2	-14.07%	-9.27%	-8.25%	7.27%	14.32%	10.41%
3	-17.67%	-13.12%	-9.77%	6.81%	14.54%	10.90%
4	-17.67%	-14.07%	-9.92%	4.37%	13.78%	10.68%
5	-18.80%	-15.07%	-11.16%	3.21%	13.49%	11.21%
6	-19.91%	-18.22%	-13.88%	3.48%	13.54%	11.17%
7	-21.09%	-15.11%	-7.21%	6.07%	14.92%	11.41%
8	-22.02%	-18.54%	-10.35%	2.79%	13.88%	11.27%
9	-21.19%	-19.94%	-8.82%	4.09%	14.23%	11.32%
10 (ultra-small)	-26.17%	-26.32%	-16.29%	1.00%	14.40%	12.93%

[1]

Performance figures are as of the period ended December 31, 2018. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

www.bridgeway.com	23

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Calendar Year Performance

For the year, the Ultra Small Company Market Fund performed in line with the CRSP Cap-Based Portfolio 10 Index, minus fees and expenses. The Fund held about 14% of its assets, on average, in CRSP 9 stocks during the year. As a group these larger stocks outperformed the benchmark and boosted the Fund’s relative return. The Fund’s sidestepping strategies, which eliminated exposure to stocks with high probability of steep price decline, major financial distress or bankruptcy, also helped relative performance.

From a sector perspective, the Fund’s selection effect was positive. Holdings in the Health Care sector made the largest positive impact on relative return.

Top Ten Holdings as of December 31, 2018

Rank	Description	Industry	% of Net Assets
1	Pacific Biosciences of California, Inc.	Health Care	0.8%
2	Evolution Petroleum Corp.	Energy	0.5%
3	Utah Medical Products, Inc.	Health Care	0.5%
4	PRGX Global, Inc.	Information Technology	0.5%
5	Aratana Therapeutics, Inc.	Health Care	0.5%
6	Hurco Cos, Inc.	Industrials	0.5%
7	Cellular Biomedicine Group, Inc.	Health Care	0.5%
8	Willis Lease Finance Corp.	Industrials	0.5%
9	Fluidigm Corp.	Health Care	0.5%
10	Zix Corp.	Information Technology	0.5%

	Total		5.3%

Industry Sector Representation as of December 31, 2018

	% of Net Assets	% of CRSP 10 Index	Difference
Communication Services	3.6%	3.6%	0.0%
Consumer Discretionary	12.9%	11.7%	1.2%
Consumer Staples	1.9%	2.4%	-0.5%
Energy	8.5%	8.9%	-0.4%
Financials	24.6%	26.2%	-1.6%
Health Care	17.8%	17.4%	0.4%
Industrials	11.6%	10.8%	0.8%
Information Technology	13.4%	12.7%	0.7%
Materials	3.1%	2.6%	0.5%
Real Estate	1.4%	2.0%	-0.6%
Utilities	1.7%	1.7%	0.0%
Liabilities in Excess of Other Assets	-0.5%	0.0%	-0.5%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2018, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

24	Semi-Annual Report | December 31, 2018 (Unaudited)

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

www.bridgeway.com	25

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

26	Semi-Annual Report | December 31, 2018 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value
COMMON STOCKS - 100.54%
Communication Services - 3.63%
A.H. Belo Corp., Class A	46,383	$ 156,311
Alaska Communications Systems Group, Inc.*	279,500	402,480
Ballantyne Strong, Inc.*	92,020	105,823
Beasley Broadcast Group, Inc., Class A	82,125	307,969
Chicken Soup For The Soul Entertainment, Inc.	15,000	112,800
DHI Group, Inc.*	182,200	276,944
Emmis Communications Corp., Class A*	67,300	214,687
Entravision Communications Corp., Class A	90,000	261,900
Fluent, Inc.*	200,000	720,000
Harte-Hanks, Inc.*	73,340	177,483
Hemisphere Media Group, Inc.*	20,000	242,800
IDT Corp., Class B	78,600	486,534
Lee Enterprises, Inc.*	232,700	490,997
Marchex, Inc., Class B	222,400	589,360
McClatchy Co. (The), Class A*+	45,011	344,334
NII Holdings, Inc.*+	241,500	1,065,015
Ooma, Inc.*	52,500	728,700
Saga Communications, Inc., Class A	16,866	560,457
Salem Media Group, Inc.	100,000	209,000
Spok Holdings, Inc.	68,500	908,310
Townsquare Media, Inc., Class A	78,500	320,280
Travelzoo*	45,000	442,350
Windstream Holdings, Inc.*+	56,200	117,458
Xcel Brands, Inc.*+	91,000	102,830
Zedge, Inc., Class B*	16,855	41,261

		9,386,083
Consumer Discretionary - 12.87%
AMCON Distributing Co.	3,900	389,025
Ark Restaurants Corp.	17,900	328,644
Barnes & Noble Education, Inc.*	25,000	100,250
Bassett Furniture Industries, Inc.	39,544	792,462
Big 5 Sporting Goods Corp.+	80,748	209,137
Bridgepoint Education, Inc.*	99,500	697,495
Build-A-Bear Workshop, Inc.*	78,900	311,655
China XD Plastics Co., Ltd.*	56,000	98,560
Citi Trends, Inc.	40,800	831,912
Clarus Corp.	57,500	581,900

Industry Company	Shares	Value

Consumer Discretionary (continued)
Collectors Universe, Inc.	51,760	$587,994
Container Store Group, Inc. (The)*	128,300	611,991
CSS Industries, Inc.	41,950	376,292
Culp, Inc.	15,000	283,500
Del Frisco’s Restaurant Group, Inc.*	101,500	725,725
Delta Apparel, Inc.*	32,988	568,383
Destination Maternity Corp.*	133,800	379,992
Destination XL Group, Inc.*+	219,622	476,580
Dixie Group, Inc. (The)*	133,200	93,626
Dover Downs Gaming & Entertainment, Inc.*+	50,000	138,500
Dover Motorsports, Inc.	123,396	231,984
Educational Development Corp.	41,400	353,142
Emerson Radio Corp.*	198,100	285,264
Escalade, Inc.	33,780	386,781
EVINE Live, Inc.*	270,810	108,026
Famous Dave’s of America, Inc.*+	54,838	251,706
Flexsteel Industries, Inc.	27,000	596,160
Francesca’s Holdings Corp.*	56,800	55,141
Gaia, Inc.*+	48,400	501,424
Gaming Partners
International Corp.	56,300	731,900
Habit Restaurants, Inc. (The), Class A*	30,500	320,250
Hamilton Beach Brands Holding Co., Class A	32,000	750,720
Horizon Global Corp.*+	79,100	113,113
Hovnanian Enterprises, Inc., Class A*	361,000	246,888
J Alexander’s Holdings, Inc.*	83,800	689,674
J. Jill, Inc.*	50,000	266,500
JAKKS Pacific, Inc.*+	163,600	240,492
Kandi Technologies Group, Inc.*+	70,100	254,463
Kirkland’s, Inc.*	61,900	589,907
Kona Grill, Inc.*+	102,500	107,625
Lakeland Industries, Inc.*	51,557	538,255
Leaf Group, Ltd.*	105,000	719,250
Libbey, Inc.	95,000	368,600
Lifetime Brands, Inc.	79,200	794,376
Lincoln Educational Services Corp.*	229,405	734,096
Liquidity Services, Inc.*	82,000	505,940
Luby’s, Inc.*	145,500	174,600
Nathan’s Famous, Inc.	5,191	344,942

www.bridgeway.com	27

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
National American University Holdings, Inc.*	53,699	$ 9,666
Nevada Gold & Casinos, Inc.*+	120,000	285,600
New Home Co., Inc. (The)*+	151,800	793,914
Noodles & Co.*	14,400	100,656
P&F Industries, Inc., Class A	10,500	81,165
Papa Murphy’s Holdings, Inc.*+	78,900	374,775
Peak Resorts, Inc.	76,000	355,680
Pier 1 Imports, Inc.	100,000	30,580
Potbelly Corp.*+	97,000	780,850
Red Lion Hotels Corp.*	49,900	409,180
Rocky Brands, Inc.	34,600	899,600
RTW RetailWinds, Inc.*	279,000	789,570
Shiloh Industries, Inc.*	74,500	434,335
SORL Auto Parts, Inc.*+	106,058	199,389
Sportsman’s Warehouse Holdings, Inc.*	164,015	718,386
Stage Stores, Inc.	100,000	74,000
Stein Mart, Inc.*+	160,800	172,056
Strattec Security Corp.	16,700	480,960
Superior Group of Cos, Inc.	56,500	997,225
Sypris Solutions, Inc.*	39,404	30,735
Tandy Leather Factory, Inc.*	72,000	408,960
Tilly’s, Inc., Class A	52,175	566,620
Town Sports International Holdings, Inc.*	123,571	790,854
Trans World Entertainment Corp.*	173,403	109,244
TravelCenters of America, LLC*	166,500	626,040
Tuesday Morning Corp.*+	123,800	210,460
Turtle Beach Corp.*+	66,854	954,007
Unique Fabricating, Inc.+	50,000	211,000
Universal Technical Institute, Inc.*	61,600	224,840
UQM Technologies, Inc.*+	94,000	79,900
US Auto Parts Network, Inc.*	169,438	154,189
Vince Holding Corp.*+	31,800	296,694
Vitamin Shoppe, Inc.*	50,000	237,000
VOXX International Corp.*	94,500	374,220
Weyco Group, Inc.	5,000	145,850
YogaWorks, Inc.*	47,000	23,970

		33,277,012

Consumer Staples - 1.93%
Alico, Inc.	12,200	359,900
Bridgford Foods Corp.*	1,000	19,870
Castle Brands, Inc.*+	463,987	394,621

Industry Company	Shares	Value

Consumer Staples (continued)
CCA Industries, Inc.*+	1,652	$ 3,634
Lifeway Foods, Inc.*	80,152	150,686
Limoneira Co.	2,596	50,752
Mannatech, Inc.	13,600	255,680
Natural Alternatives International, Inc.*	40,310	396,247
Natural Grocers by Vitamin Cottage, Inc.*	76,000	1,165,080
Oil-Dri Corp. of America	27,500	728,750
Reed’s, Inc.*+	53,700	111,159
Rocky Mountain Chocolate Factory, Inc.+	30,000	252,300
Seneca Foods Corp., Class A*	26,500	747,830
United-Guardian, Inc.	19,000	348,460

		4,984,969
Energy - 8.53%
Adams Resources & Energy, Inc.	24,300	940,653
Aemetis, Inc.*	85,439	51,819
Amyris, Inc.*+	165,000	551,100
Approach Resources, Inc.*	455,774	397,435
Aspen Aerogels, Inc.*+	117,100	249,423
Barnwell Industries, Inc.*	54,320	72,246
Basic Energy Services, Inc.*	90,000	345,600
Bristow Group, Inc.*+	100,000	243,000
CARBO Ceramics, Inc.*+	180,500	628,140
Clean Energy Fuels Corp.*+	555,000	954,600
Cloud Peak Energy, Inc.*	511,000	187,179
Contango Oil & Gas Co.*+	89,230	289,998
Dawson Geophysical Co.*	172,945	584,554
Earthstone Energy, Inc., Class A*	44,002	198,889
Era Group, Inc.*	97,350	850,839
Evolution Petroleum Corp.+	205,123	1,398,939
Geospace Technologies Corp.*	21,663	223,346
Goodrich Petroleum Corp.*	50,000	675,000
Gulf Island Fabrication, Inc.*	63,400	457,748
Hornbeck Offshore Services, Inc.*	179,080	257,875
Independence Contract Drilling, Inc.*	284,100	886,392
ION Geophysical Corp.*	127,816	662,087
Key Energy Services, Inc.*	89,000	184,230
Lilis Energy, Inc.*	270,000	369,900
Lonestar Resources US, Inc., Class A*	113,500	414,275
Matrix Service Co.*	50,000	897,000
Mexco Energy Corp.*+	12,000	33,240

28	Semi-Annual Report | December 31, 2018 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Energy (continued)
Midstates Petroleum Co., Inc.*	125,000	$ 938,750
Mitcham Industries, Inc.*	119,545	306,035
NACCO Industries, Inc., Class A	20,000	678,000
Natural Gas Services Group, Inc.*	64,185	1,055,201
New Concept Energy, Inc.*+	8,400	11,760
Nuverra Environmental Solutions, Inc.*	589	4,830
Overseas Shipholding Group, Inc., Class A*	385,000	639,100
Panhandle Oil and Gas, Inc., Class A	35,594	551,707
PHI, Inc.*+	104,550	193,418
Pioneer Energy Services Corp.*	395,000	485,850
Quintana Energy Services, Inc.*+	133,514	461,958
Ranger Energy Services, Inc.*+	40,600	209,902
REX American Resources Corp.*	6,249	425,619
RigNet, Inc.*+	16,309	206,146
SEACOR Marine Holdings, Inc.*	45,440	534,374
SilverBow Resources, Inc.*	21,148	499,939
Smart Sand, Inc.*+	200,000	444,000
Superior Drilling Products, Inc.*	75,300	88,101
Uranium Energy Corp.*+	395,000	493,750
VAALCO Energy, Inc.*	237,100	348,537
W&T Offshore, Inc.*	115,000	473,800

		22,056,284
Financials - 24.61%
1347 Property Insurance Holdings, Inc.*+	38,400	154,368
1st Constitution Bancorp	38,733	771,949
A-Mark Precious Metals, Inc.+	60,200	709,758
American National Bankshares, Inc.	29,746	871,855
American River Bankshares	56,000	772,800
AmeriServ Financial, Inc.	155,671	627,354
Ashford, Inc.*	4,000	207,600
Asta Funding, Inc.+	68,400	291,384
Atlantic American Corp.	74,856	181,152
Atlanticus Holdings Corp.*	60,812	221,356
Auburn National Bancorporation, Inc.+	2,974	94,157
Bank of Commerce Holdings	87,441	958,353

Industry Company	Shares	Value

Financials (continued)
Bank of Princeton (The)	6,900	$ 192,510
Bank7 Corp.*	44,010	587,534
BankFinancial Corp.	57,000	852,150
Bankwell Financial Group, Inc.	26,937	773,361
Baycom Corp.*	35,000	808,150
BCB Bancorp, Inc.	79,812	835,632
Business First Bancshares, Inc.	39,381	954,202
C&F Financial Corp.	15,400	819,434
Capitala Finance Corp.	86,380	619,345
Capstar Financial Holdings, Inc.	40,000	589,200
CB Financial Services, Inc.+	21,700	537,726
Chemung Financial Corp.	14,998	619,567
Citizens Community Bancorp, Inc.	35,600	388,040
Citizens First Corp.+	2,633	56,425
Citizens Holding Co.	20,670	429,729
Civista Bancshares, Inc.	19,996	348,330
CM Finance, Inc.	63,500	396,875
Codorus Valley Bancorp, Inc.	29,464	626,110
Cohen & Co., Inc.+	3,000	25,290
Colony Bankcorp, Inc.	22,868	333,873
Community West Bancshares	38,357	384,721
Conifer Holdings, Inc.*+	19,000	66,500
Consumer Portfolio Services, Inc.*	138,100	415,681
County Bancorp, Inc.	24,000	416,880
Eagle Bancorp Montana, Inc.	7,021	113,530
eHealth, Inc.*	17,700	680,034
Elevate Credit, Inc.*	100,000	448,000
Entegra Financial Corp.*	26,800	556,100
ESSA Bancorp, Inc.	59,000	920,990
Evans Bancorp, Inc.	24,701	803,030
FedNat Holding Co.	23,012	458,399
Fidelity D&D Bancorp, Inc.	1,000	64,180
First Bancorp, Inc.+	20,915	550,064
First Bank	85,463	1,035,812
First Business Financial Services, Inc.	42,308	825,429
First Financial Northwest, Inc.	47,000	727,090
First Guaranty Bancshares, Inc.+	5,614	130,301
First Internet Bancorp	25,000	511,000
First Northwest Bancorp	42,500	630,275
First United Corp.	24,192	385,137

www.bridgeway.com	29

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
GAIN Capital Holdings, Inc.+	179,400	$1,105,104
GAMCO Investors, Inc., Class A	10,000	168,900
Guaranty Federal Bancshares, Inc.	20,856	455,495
Hallmark Financial Services, Inc.*	75,400	806,026
Hawthorn Bancshares, Inc.	27,040	568,651
HMN Financial, Inc.*	30,000	588,600
Home Bancorp, Inc.	16,500	584,100
HopFed Bancorp, Inc.	32,988	438,411
Horizon Technology Finance Corp.	53,600	603,000
Impac Mortgage Holdings, Inc.*+	99,198	374,968
Independence Holding Co.	8,120	285,824
Investar Holding Corp.+	18,000	446,400
Investors Title Co.+	2,028	358,307
JMP GROUP, LLC+	96,851	377,719
KCAP Financial, Inc.	131,600	455,336
Lake Shore Bancorp, Inc.+	22,150	327,820
Landmark Bancorp, Inc.	15,175	347,583
Level One Bancorp, Inc.	25,000	560,750
Malvern Bancorp, Inc.*	33,300	657,009
Manning & Napier, Inc.+	50,000	88,000
Marlin Business Services Corp.	43,300	966,889
MBT Financial Corp.	114,185	1,061,920
Medallion Financial Corp.*	8,700	40,803
Medley Management, Inc., Class A+	10,000	38,600
Mid Penn Bancorp, Inc.+	18,348	422,371
MidSouth Bancorp, Inc.+	52,000	551,200
Monroe Capital Corp.+	61,403	589,469
MSB Financial Corp./MD	25,000	446,250
MutualFirst Financial, Inc.	38,911	1,033,865
Northeast Bancorp	44,000	736,120
Northrim BanCorp, Inc.	24,250	797,098
Norwood Financial Corp.	18,112	597,696
Oaktree Strategic, Income Corp.	103	798
Ohio Valley Banc Corp.	19,500	690,105
OP Bancorp*	71,851	637,318
Pacific City Financial Corp.	28,900	452,285
Pacific Mercantile Bancorp*	117,319	838,831
Patriot National Bancorp, Inc.	16,500	235,125
PDL Community Bancorp*	13,000	165,620
Penns Woods Bancorp, Inc.+	16,400	659,936

Industry Company	Shares	Value

Financials (continued)
Peoples Bancorp of North Carolina, Inc.	27,830	$ 680,722
Peoples Financial Services Corp.	8,000	352,480
Premier Financial Bancorp, Inc.	60,275	898,700
Provident Financial Holdings, Inc.	38,617	598,564
Prudential Bancorp, Inc.	7,034	123,798
Pzena Investment Management, Inc., Class A	52,800	456,720
Regional Management Corp.*	40,000	962,000
Riverview Bancorp, Inc.	91,226	664,125
Safeguard Scientifics, Inc.*	19,500	168,090
SB One Bancorp+	43,000	878,920
Security National Financial Corp., Class A*	55,695	287,386
Select Bancorp, Inc.*	54,676	676,889
Shore Bancshares, Inc.	48,500	705,190
SI Financial Group, Inc.	47,676	606,915
Silvercrest Asset Management Group, Inc., Class A	50,002	661,526
Southern First Bancshares, Inc.*	25,715	824,680
Southern Missouri Bancorp, Inc.	30,000	1,017,000
Spirit of Texas Bancshares, Inc.*	34,500	785,910
Summit State Bank	17,200	202,444
Territorial Bancorp, Inc.	30,000	779,400
Timberland Bancorp, Inc.	34,222	763,151
Two River Bancorp	39,968	609,912
Union Bankshares, Inc./Morrisville VT	5,419	258,757
United Bancshares, Inc.+	15,200	294,880
United Security Bancshares	5,400	51,732
Unity Bancorp, Inc.	46,500	965,340
Western New England Bancorp, Inc.	101,362	1,017,674

		63,631,929
Health Care - 17.81%
AAC Holdings, Inc.*+	98,000	137,200
AcelRx Pharmaceuticals, Inc.*+	308,150	711,827
Aceto Corp.	110,000	92,400
Adverum Biotechnologies, Inc.*+	183,900	579,285

30	Semi-Annual Report | December 31, 2018 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
Aeglea BioTherapeutics, Inc.*	75,000	$ 561,750
Aevi Genomic Medicine, Inc.*	220,000	154,000
AgeX Therapeutics, Inc.*+	23,500	70,265
Alimera Sciences, Inc.*+	360,000	258,516
Allena Pharmaceuticals, Inc.*	68,000	370,600
Alphatec Holdings, Inc.*	143,500	328,615
Alpine Immune Sciences, Inc.*	32,000	117,760
Apollo Endosurgery, Inc.*+	79,000	272,550
Applied Genetic Technologies Corp.*	122,400	304,776
Aptevo Therapeutics, Inc.*	83,802	106,429
Apyx Medical Corp.*	124,970	809,806
Aratana Therapeutics, Inc.*+	197,483	1,210,571
Ardelyx, Inc.*	142,000	254,180
ArQule, Inc.*	167,599	464,249
Asterias Biotherapeutics, Inc.*+	172,763	107,113
AVEO Pharmaceuticals, Inc.*+	280,000	448,000
Axsome Therapeutics, Inc.*+	63,000	177,660
Bellerophon Therapeutics, Inc.*	183,000	146,656
Bellicum Pharmaceuticals, Inc.*+	121,700	355,364
BioTime, Inc.*+	235,000	214,555
Calithera Biosciences, Inc.*	97,600	391,376
Castlight Health, Inc., Class B*	72,400	157,108
Cellular Biomedicine Group, Inc.*+	67,800	1,197,348
CEL-SCI Corp.*+	40,000	114,800
Chiasma, Inc.*	187,600	583,436
Chimerix, Inc.*	144,100	370,337
Cidara Therapeutics, Inc.*+	64,382	151,298
Clearside Biomedical, Inc.*	116,200	124,334
Conatus Pharmaceuticals, Inc.*+	80,000	138,400
Conformis, Inc.*	250,000	89,500
Corindus Vascular Robotics, Inc.*+	823,683	691,894
Corvus Pharmaceuticals, Inc.*	79,600	292,132
Cumberland Pharmaceuticals, Inc.*	152,500	960,750
CynergisTek, Inc.*	55,000	260,700
Digirad Corp.	186,594	106,359
Durect Corp.*	591,100	285,560
Eiger BioPharmaceuticals, Inc.*+	71,000	721,360

Industry Company	Shares	Value

Health Care (continued)
Electromed, Inc.*	70,000	$ 356,300
Endologix, Inc.*	375,000	268,500
Enzo Biochem, Inc.*	74,000	205,720
EyePoint Pharmaceuticals, Inc.*+	100,000	189,000
Fluidigm Corp.*+	138,772	1,196,215
Fulgent Genetics, Inc.*+	78,100	247,577
Genesis Healthcare, Inc.*	330,000	389,400
GenMark Diagnostics, Inc.*	179,900	874,314
Harvard Bioscience, Inc.*	166,717	530,160
Infinity Pharmaceuticals, Inc.*	170,000	200,600
InfuSystem Holdings, Inc.*	124,900	429,656
IntriCon Corp.*	21,500	567,170
IRIDEX Corp.*	60,600	284,820
IsoRay, Inc.*	168,700	50,610
Jounce Therapeutics, Inc.*	147,600	497,412
Kadmon Holdings, Inc.*+	258,000	536,640
Kala Pharmaceuticals, Inc.*+	85,000	415,650
KalVista Pharmaceuticals, Inc.*	51,400	1,015,150
KemPharm, Inc.*+	55,000	97,900
Kewaunee Scientific Corp.	11,600	385,584
Lannett Co., Inc.*+	85,000	421,600
Leap Therapeutics, Inc.*+	36,300	72,600
MannKind Corp.*+	387,000	410,220
Marinus Pharmaceuticals, Inc.*+	67,606	194,029
MediciNova, Inc.*+	127,710	1,043,391
Menlo Therapeutics, Inc.*+	105,500	434,660
Micron Solutions, Inc.*	20,000	53,200
Millendo Therapeutics, Inc.*+	6,666	52,995
Minerva Neurosciences, Inc.*	50,000	337,000
Misonix, Inc.*	14,700	235,347
Mustang Bio, Inc.*+	50,000	147,000
NanoString Technologies, Inc.*	52,400	777,092
NantKwest, Inc.*+	251,400	291,624
Novan, Inc.*	60,000	49,800
Nuvectra Corp.*	35,100	573,534
Ocular Therapeutix, Inc.*+	100,000	398,000
Oncocyte Corp.*+	145,000	200,100
OncoMed Pharmaceuticals, Inc.*	125,000	93,412
Ophthotech Corp.*	212,800	255,360
Organovo Holdings, Inc.*	448,600	429,355
OrthoPediatrics Corp.*	18,500	645,280
Otonomy, Inc.*	85,000	157,250
Ovid therapeutics, Inc.*	84,440	204,345

www.bridgeway.com	31

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
Pacific Biosciences of California, Inc.*	275,200	$ 2,036,480
Palatin Technologies, Inc.*	696,000	493,046
Pfenex, Inc.*	94,500	301,455
Protagonist Therapeutics, Inc.*	85,600	576,088
Protalix BioTherapeutics, Inc.*	171,672	53,390
Proteostasis Therapeutics, Inc.*	80,000	259,200
Quanterix Corp.*+	30,400	556,624
Quorum Health Corp.*	34,700	100,283
Ra Pharmaceuticals, Inc.*+	43,224	786,677
resTORbio, Inc.*+	95,000	818,900
Rexahn Pharmaceuticals, Inc.*	100,100	93,093
Rockwell Medical, Inc.*+	85,600	193,456
RTI Surgical, Inc.*	207,000	765,900
Savara, Inc.*	40,000	302,800
scPharmaceuticals, Inc.*	2,800	10,528
SCYNEXIS, Inc.*+	150,000	72,255
SeaSpine Holdings Corp.*	64,200	1,171,008
Sesen Bio, Inc.*+	100,000	142,000
Sienna Biopharmaceuticals, Inc.*	15,200	35,264
Sierra Oncology, Inc.*	289,300	381,876
Spero Therapeutics, Inc.*	22,379	137,631
Surface Oncology, Inc.*+	83,700	354,888
Synlogic, Inc.*	25,000	175,250
Syros Pharmaceuticals, Inc.*+	65,900	367,063
T2 Biosystems, Inc.*	125,000	376,250
Teligent, Inc.*+	216,981	297,264
Tetraphase Pharmaceuticals, Inc.*+	105,000	118,650
Tocagen, Inc.*+	100,000	821,000
Utah Medical Products, Inc.	16,800	1,395,744
Verastem, Inc.*+	83,900	281,904
VolitionRX, Ltd.*+	195,000	352,950
vTv Therapeutics, Inc., Class A*+	68,800	182,320
XOMA Corp.*+	21,700	274,505
Xtant Medical Holdings, Inc.*	50,000	80,500
Zafgen, Inc.*	85,434	422,898
Zynerba Pharmaceuticals, Inc.*	55,500	164,835

		46,060,366
Industrials - 11.63%
Acacia Research Corp.*	161,800	482,164
Acme United Corp.	12,935	184,324

Industry Company	Shares	Value

Industrials (continued)
AeroCentury Corp.*+	10,900	$ 104,313
Alpha Pro Tech, Ltd.*+	151,200	560,952
American Superconductor Corp.*+	70,100	781,615
AMREP Corp.*	30,100	179,095
ARC Document Solutions, Inc.*	114,000	233,700
Arotech Corp.*	121,367	317,982
Avalon Holdings Corp., Class A*+	12,675	33,589
BG Staffing, Inc.	37,500	774,375
BlueLinx Holdings, Inc.*+	35,600	879,676
CECO Environmental Corp.*	69,710	470,542
Charah Solutions, Inc.*	100,000	835,000
Chicago Rivet & Machine Co.	10,000	315,000
Command Security Corp.*+	44,600	125,326
Commercial Vehicle Group, Inc.*	125,100	713,070
CompX International, Inc.	3,200	43,552
CPI Aerostructures, Inc.*	4,700	29,939
CRA International, Inc.	23,500	999,925
Eastern Co. (The)	28,047	678,176
Ecology and Environment, Inc., Class A	8,000	90,720
Enphase Energy, Inc.*+	150,000	709,500
Espey Manufacturing & Electronics Corp.+	10,700	266,644
ExOne Co. (The)*+	48,300	319,746
Franklin Covey Co.*	22,000	491,260
Fuel Tech, Inc.*	118,628	141,167
FuelCell Energy, Inc.*	300,000	165,150
Gencor Industries, Inc.*	66,450	728,956
Goldfield Corp. (The)*	108,080	244,261
GP Strategies Corp.*	15,000	189,150
Graham Corp.	35,900	819,956
HC2 Holdings, Inc.*+	104,000	274,560
Highpower International, Inc.*+	50,000	108,500
Hill International, Inc.*	201,551	620,777
Houston Wire & Cable Co.*	83,300	421,498
Hudson Global, Inc.*	59,416	80,212
Hurco Cos, Inc.	33,734	1,204,304
Innovative Solutions & Support, Inc.*	106,400	234,612
Intersections, Inc.*+	12,500	46,125
Lawson Products, Inc.*	32,400	1,023,840
LB Foster Co., Class A*	47,600	756,840
LSI Industries, Inc.	46,000	145,820
Mastech Digital, Inc.*+	18,500	116,550

32	Semi-Annual Report | December 31, 2018 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Miller Industries, Inc.	29,800	$ 804,600
NL Industries, Inc.*	48,100	168,831
Northwest Pipe Co.*	21,200	493,748
Orion Group Holdings, Inc.*	163,000	699,270
PAM Transportation Services, Inc.*	20,408	804,279
Patriot Transportation Holding, Inc.*	30,871	601,676
Performant Financial Corp.*	305,000	686,250
Perma-Pipe International Holdings, Inc.*	66,100	578,375
PICO Holdings, Inc.*	85,000	776,900
Radiant Logistics, Inc.*	175,000	743,750
RCM Technologies, Inc.*	180,710	560,201
Red Violet, Inc.*+	9,813	66,140
Servotronics, Inc.+	15,653	155,747
SIFCO Industries, Inc.*	16,024	55,283
Tel-Instrument Electronics Corp.*+	15,000	57,150
Transcat, Inc.*	24,800	471,696
Twin Disc, Inc.*	49,600	731,600
Ultralife Corp.*	52,400	353,700
USA Truck, Inc.*	33,871	507,049
Virco Manufacturing Corp.	16,800	72,072
Volt Information Sciences, Inc.*	150,000	322,500
Willdan Group, Inc.*	20,000	699,600
Willis Lease Finance Corp.*	34,600	1,197,160
YRC Worldwide, Inc.*+	165,000	519,750

		30,069,790
Information Technology - 13.39%
Aerohive Networks, Inc.*	210,000	684,600
Alithya Group, Inc., Class A*	60,663	143,771
ALJ Regional Holdings, Inc.*	88,000	115,280
Amber Road, Inc.*	123,300	1,014,759
Amtech Systems, Inc.*	91,500	414,495
AstroNova, Inc.	32,800	615,000
Aviat Networks, Inc.*	22,086	292,640
Avid Technology, Inc.*	150,000	712,500
Aware, Inc.*	24,979	90,174
AXT, Inc.*	158,006	687,326
Bel Fuse, Inc., Class B	25,000	460,500
BK Technologies, Inc.	163,744	614,040
Blonder Tongue Laboratories, Inc.*	20,000	22,100
Brightcove, Inc.*	143,300	1,008,832
BSQUARE Corp.*	59,500	92,225
Clearfield, Inc.*	41,600	412,672
Communications Systems, Inc.	47,100	95,613

Industry Company	Shares	Value

Information Technology (continued)
Computer Task Group, Inc.*	69,800	$ 284,784
CSP, Inc.	38,700	378,099
CyberOptics Corp.*	42,550	750,156
Digi International, Inc.*	43,700	440,933
DSP Group, Inc.*	83,500	935,200
EMCORE Corp.*	138,702	582,548
Frequency Electronics, Inc.*	16,000	169,600
GlobalSCAPE, Inc.	161,180	722,086
GSE Systems, Inc.*+	145,125	304,762
GSI Technology, Inc.*	111,417	572,683
ID Systems, Inc.*	63,000	352,170
IEC Electronics Corp.*+	53,450	305,734
Impinj, Inc.*+	43,000	625,650
Information Services Group, Inc.*	183,300	777,192
Innodata, Inc.*	286,955	430,432
Inseego Corp.*+	46,900	194,635
Intellicheck, Inc.*+	49,700	106,358
Intelligent Systems Corp.*+	35,362	456,877
Internap Corp.*+	46,800	194,220
inTEST Corp.*	55,600	340,828
Intevac, Inc.*+	65,000	339,950
Issuer Direct Corp.	25,000	283,750
Iteris, Inc.*	29,720	110,856
Key Tronic Corp.*	57,100	322,615
KVH Industries, Inc.*	80,510	828,448
Majesco*+	6,000	42,540
Marin Software, Inc.*+	44,614	236,900
Maxwell Technologies, Inc.*+	130,000	269,100
MoneyGram International, Inc.*	101,000	202,000
Napco Security Technologies, Inc.*	69,976	1,102,122
NeoPhotonics Corp.*+	105,000	680,400
Network-1 Technologies, Inc.	115,000	256,450
PAR Technology Corp.*+	39,750	864,562
PCM, Inc.*	52,000	915,720
PC-Tel, Inc.	78,100	335,049
PDF Solutions, Inc.*+	45,000	379,350
Perceptron, Inc.*	55,000	443,300
Pixelworks, Inc.*	163,900	475,310
PRGX Global, Inc.*	128,100	1,213,107
QAD, Inc., Class B	8,250	243,540
Quantum Corp.*	165,000	330,000
QuickLogic Corp.*+	130,000	95,420
RealNetworks, Inc.*	138,500	319,935
RF Industries, Ltd.	14,100	102,366
Richardson Electronics, Ltd.	99,011	860,406

www.bridgeway.com	33

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
Rubicon Project, Inc. (The)*	200,000	$ 746,000
Seachange International, Inc.*	91,300	115,038
ServiceSource International, Inc.*+	248,000	267,840
SMTC Corp.*+	135,000	550,800
StarTek, Inc.*+	113,800	756,770
Steel Connect, Inc.*	249,500	431,635
Synacor, Inc.*	292,400	432,752
Telaria, Inc.*	291,900	796,887
Telenav, Inc.*	214,100	869,246
TransAct Technologies, Inc.	50,000	449,000
Trio-Tech International*	26,800	65,928
Wayside Technology Group, Inc.+	10,298	102,980
Wireless Telecom Group, Inc.*	113,100	200,187
Zix Corp.*	204,582	1,172,255

		34,611,988
Materials - 3.07%
Advanced Emissions Solutions, Inc.+	77,075	813,141
AgroFresh Solutions, Inc.*+	127,000	481,330
Ampco-Pittsburgh Corp.*	50,000	155,000
China Green Agriculture, Inc.*	25,000	12,495
Core Molding Technologies, Inc.	45,100	320,661
Flexible Solutions International, Inc.*+	45,707	61,704
Flotek Industries, Inc.*+	150,000	163,500
Friedman Industries, Inc.	57,000	401,850
Gold Resource Corp.	203,100	812,400
Gulf Resources, Inc.*	362,900	286,292
Intrepid Potash, Inc.*	155,000	403,000
LSB Industries, Inc.*+	107,500	593,400
Northern Technologies International Corp.	13,950	412,780
Olympic Steel, Inc.	43,200	616,464
Paramount Gold Nevada Corp.*	40,000	33,200
Ramaco Resources, Inc.*+	122,800	607,860
Synalloy Corp.	43,500	721,665
Trecora Resources*	30,000	234,000
Universal Stainless & Alloy Products, Inc.*	50,686	821,620

		7,952,362
Real Estate - 1.37%
American Realty Investors, Inc.*+	11,113	134,134

Industry Company	Shares	Value

Real Estate (continued)
Consolidated-Tomoka Land Co.	15,449	$ 811,072
Griffin Industrial Realty, Inc.	17,905	571,170
Maui Land & Pineapple Co., Inc.*+	65,700	651,744
Stratus Properties, Inc.*	37,150	890,857
Transcontinental Realty Investors, Inc.*+	3,097	87,707
Trinity Place Holdings, Inc.*	91,100	395,374

		3,542,058

Utilities - 1.70%
Artesian Resources Corp., Class A	19,500	679,965
Cadiz, Inc.*+	71,700	738,510
Genie Energy, Ltd., Class B	98,667	594,962
Global Water Resources, Inc.	86,400	876,096
RGC Resources, Inc.	15,259	457,160
Spark Energy, Inc., Class A+	43,000	319,490
York Water Co. (The)+	22,793	730,744

		4,396,927

TOTAL COMMON STOCKS - 100.54%		259,969,768

(Cost $260,280,210)
EXCHANGE TRADED FUND - 0.21%
iShares Micro-Cap ETF	6,525	537,986

TOTAL EXCHANGE TRADED FUND - 0.21%		537,986

(Cost $163,006)

WARRANTS - 0.00%
SAExploration Series A, expire 07/27/21*Δ	848	—
SAExploration Series B, expire 07/27/21*Δ	848	—

TOTAL WARRANTS - 0.00% (Cost $ – )		—

34	Semi-Annual Report | December 31, 2018 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
Fidelity Investments Money Market Government Portfolio Class I	2.25%	421	$421

TOTAL MONEY MARKET FUND - 0.00%			421

(Cost $421)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 9.05%
Fidelity Investments Money Market Government Portfolio Class I**	2.25%	23,396,252	23,396,252

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 9.05%			23,396,252

(Cost $23,396,252)
TOTAL INVESTMENTS - 109.80%			$283,904,427
(Cost $283,839,889)
Liabilities in Excess of Other Assets - (9.80%)			(25,331,605)

NET ASSETS - 100.00%			$258,572,822

*   Non-income producing security.

**  This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2018.

^  Rate disclosed as of December 31, 2018.

Δ   Security was fair valued using significant unobservable inputs (see Note 2). As such, the security is classified as Level 3 in the fair value hierarchy.

+   This security or a portion of the security is out on loan as of December 31, 2018. Total loaned securities had a value of $22,264,499 as of December 31, 2018.

LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 12/31/2018 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$259,969,768	$ —	$ —	$259,969,768
Exchange Traded Fund	537,986	—	—	537,986
Warrants	—	—	0	0
Money Market Fund	—	421	—	421
Investments Purchased with Cash Proceeds from Securities Lending	—	23,396,252	—	23,396,252

TOTAL	$260,507,754	$23,396,673	$ 0	$283,904,427

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

www.bridgeway.com	35

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)
	Warrants	Total
Balance as of 06/30/2018	$ 0	$ 0
Purchases/Issuances	—	—
Sales/Expirations	—	—
Realized Gain/(Loss)	—	—
Change in Unrealized Appreciation/ (Depreciation)	—	—
Transfers in	—	—
Transfers out	—	—

Balance as of 12/31/2018	$—	$—

Net Change in Unrealized Appreciation (Depreciation) from Investments Held as of 12/31/2018	$—	$—

See Notes to Financial Statements.

36	Semi-Annual Report | December 31, 2018 (Unaudited)

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2018

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ended December 31, 2018, our Fund returned -22.16%, underperforming our primary market benchmark, the Russell 2000 Growth Index (-21.65%), and our peer benchmark, the Lipper Small-Cap Growth Funds Index (-20.46%). It was a poor quarter.

For the calendar year, our Fund declined -11.21%, lagging both the Russell 2000 Growth Index (-9.31%) and the Lipper Small-Cap Growth Funds Index (-3.93%). The Fund led our benchmarks in the longer five-year period, although it lagged in the 10-year and inception-to-date periods.

The table below presents our December quarter, six-month, one-year, five-year, 10-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2018

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Small-Cap Growth Fund	-22.16%	-19.00%	-11.21%	6.55%	11.21%	6.21%
Russell 2000 Growth Index	-21.65%	-17.33%	-9.31%	5.13%	13.52%	8.13%
Lipper Small-Cap Growth Funds Index	-20.46%	-14.50%	-3.93%	5.51%	13.55%	7.46%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

www.bridgeway.com	37

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception October 31, 2003 to December 31, 2018

Detailed Explanation of Quarterly Performance

The Fund’s diversifying value metrics models lagged the benchmark and detracted from relative results for the quarter. However, our core company financial health models and diversifying price momentum models helped offset some of that impact. The Fund’s tilt toward smaller stocks in the small-cap growth universe also hurt relative results, as this positioning created underweightings in some of the benchmark’s better-performing larger stocks. In contrast, the Fund’s overall greater-than-benchmark core exposure (as measured by multiple value metrics) added to relative performance.

From a sector perspective, the Fund’s allocation effect was modestly positive. An underweighting in the Health Care sector and an overweighting in the Financials sector boosted relative performance for the quarter. However, the Fund’s stock selection effect was negative. Poor performance from holdings in the Industrials, Materials, and Consumer Staples sectors weighed on relative results the most and offset the positive impact of selection among Health Care stocks.

Detailed Explanation of Calendar Year Performance

All three of the Fund’s model categories lagged the benchmark and detracted from relative results. The Fund’s greater-than-benchmark core exposure (as measured by multiple value metrics) detracted significantly from relative performance during a year in which value stocks underperformed growth stocks. A tilt toward smaller stocks in the small-cap growth universe also weighed on relative results. However, the Fund’s exposure to higher momentum stocks boosted relative results.

From a sector perspective, the Fund’s allocation effect was slightly positive for the calendar year. An overweighting in the Communication Services sector and an underweighting in the Materials sector added to relative results. The Fund’s overall stock selection effect (including interaction effect) was negative, with holdings in the Communication Services and the Consumer Staples sectors detracting the most from relative results.

38	Semi-Annual Report | December 31, 2018 (Unaudited)

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2018

Rank	Description	Industry	% of Net Assets
1	Five9, Inc.	Information Technology	2.0%
2	Corcept Therapeutics, Inc.	Health Care	2.0%
3	QuinStreet, Inc.	Communication Services	1.9%
4	Vocera Communications, Inc.	Health Care	1.9%
5	BioSpecifics Technologies Corp.	Health Care	1.9%
6	LGI Homes, Inc.	Consumer Discretionary	1.8%
7	Crocs, Inc.	Consumer Discretionary	1.8%
8	Lindsay Corp.	Industrials	1.7%
9	Asbury Automotive Group, Inc.	Consumer Discretionary	1.7%
10	Lumentum Holdings, Inc.	Information Technology	1.7%

	Total		18.4%

Industry Sector Representation as of December 31, 2018

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Communication Services	5.2%	3.5%	1.7%
Consumer Discretionary	16.4%	14.8%	1.6%
Consumer Staples	3.6%	3.1%	0.5%
Energy	2.1%	1.7%	0.4%
Financials	7.1%	7.5%	-0.4%
Health Care	23.1%	26.3%	-3.2%
Industrials	21.9%	17.7%	4.2%
Information Technology	18.2%	18.5%	-0.3%
Materials	1.9%	3.4%	-1.5%
Real Estate	0.6%	3.0%	-2.4%
Utilities	0.0%	0.5%	-0.5%
Liabilities in Excess of Other Assets	-0.1%	0.0%	-0.1%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2018, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	39

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

40	Semi-Annual Report | December 31, 2018 (Unaudited)

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

COMMON STOCKS - 100.13%
Communication Services - 5.19%
Boingo Wireless, Inc.*	9,200	$ 189,244
Entravision Communications Corp., Class A	154,700	450,177
MDC Partners, Inc., Class A*	50,500	131,805
QuinStreet, Inc.*	50,400	817,992
Tribune Publishing Co.*	52,200	591,948

		2,181,166

Consumer Discretionary - 16.40%
Asbury Automotive Group, Inc.*	10,900	726,594
BJ’s Restaurants, Inc.	12,800	647,296
Bloomin’ Brands, Inc.	21,100	377,479
Boot Barn Holdings, Inc.*	30,500	519,415
Cheesecake Factory, Inc. (The)	4,900	213,199
Children’s Place, Inc. (The)	4,900	441,441
Crocs, Inc.*	28,400	737,832
Dave & Buster’s Entertainment, Inc.	11,900	530,264
LCI Industries	6,000	400,800
LGI Homes, Inc.*+	17,100	773,262
Penn National Gaming, Inc.*	2,478	46,661
Red Rock Resorts, Inc., Class A	5,700	115,767
RH*+	4,900	587,118
Sleep Number Corp.*	3,800	120,574
Stamps.com, Inc.*	1,500	233,460
Tailored Brands, Inc.	30,700	418,748

		6,889,910

Consumer Staples - 3.57%
Chefs’ Warehouse, Inc. (The)*	20,700	661,986
Medifast, Inc.	3,500	437,570
Performance Food Group
Co.*	12,400	400,148

		1,499,704

Energy - 2.08%
Carrizo Oil & Gas, Inc.*	17,200	194,188
Renewable Energy Group, Inc.*	26,500	681,050

		875,238

Financials - 7.10%
Diamond Hill Investment Group, Inc.	1,000	149,450
Enova International, Inc.*	27,600	537,096
FedNat Holding Co.	23,600	470,112
FirstCash, Inc.	9,600	694,560

Industry Company	Shares	Value

Financials (continued)
Universal Insurance Holdings, Inc.	16,000	$606,720
Walker & Dunlop, Inc.	12,100	523,325

		2,981,263

Health Care - 23.15%
AMN Healthcare Services, Inc.*	12,100	685,586
AxoGen, Inc.*	3,800	77,634
BioSpecifics Technologies Corp.*	13,000	787,800
BioTelemetry, Inc.*	11,700	698,724
Corcept Therapeutics, Inc.*+	61,400	820,304
Emergent BioSolutions, Inc.*	10,700	634,296
Ensign Group, Inc. (The)	16,600	643,914
Genesis Healthcare, Inc.*	544,200	642,156
GTx, Inc.*+	488,900	381,342
Haemonetics Corp.*	7,100	710,355
Insys Therapeutics, Inc.*	33,800	118,300
Intersect ENT, Inc.*	4,500	126,810
Jounce Therapeutics, Inc.*	150,700	507,859
Providence Service Corp. (The)*	11,200	672,224
Quorum Health Corp.*	172,500	498,525
RTI Surgical, Inc.*	34,500	127,650
Supernus Pharmaceuticals, Inc.*	14,800	491,656
Tactile Systems Technology, Inc.*	2,000	91,100
Vericel Corp.*	11,100	193,140
Vocera Communications, Inc.*	20,700	814,545

		9,723,920

Industrials - 21.88%
Advanced Drainage Systems, Inc.	21,400	518,950
Allegiant Travel Co.	4,400	440,968
ArcBest Corp.	11,000	376,860
Avis Budget Group, Inc.*	26,700	600,216
Brink’s Co. (The)	3,200	206,880
Builders FirstSource, Inc.*	33,500	365,485
Comfort Systems USA, Inc.	12,700	554,736
Continental Building Products, Inc.*	14,500	369,025
Covanta Holding Corp.	21,640	290,409
DMC Global, Inc.	19,600	688,352
General Finance Corp.*	40,400	408,444
Harsco Corp.*	28,200	560,052
Insperity, Inc.	7,500	700,200
Kadant, Inc.	7,300	594,658

www.bridgeway.com	41

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Lindsay Corp.	7,600	$731,500
MasTec, Inc.*	3,700	150,072
Meritor, Inc.*	7,400	125,134
PAM Transportation Services, Inc.*	3,700	145,817
Patrick Industries, Inc.*	5,000	148,050
Systemax, Inc.	9,900	236,511
Tennant Co.	7,400	385,614
TriNet Group, Inc.*	14,200	595,690

		9,193,623

Information Technology - 18.20%
3D Systems Corp.*+	60,400	614,268
ACI Worldwide, Inc.*	18,100	500,827
Advanced Energy Industries, Inc.*	4,300	184,599
Alarm.com Holdings, Inc.*	8,000	414,960
Bottomline Technologies, Inc.*	12,000	576,000
Cirrus Logic, Inc.*	10,000	331,800
Extreme Networks, Inc.*	43,700	266,570
Five9, Inc.*	18,800	821,936
InterDigital, Inc.	9,700	644,371
Limelight Networks, Inc.*	41,700	97,578
Lumentum Holdings, Inc.*	17,200	722,572
MAXIMUS, Inc.	10,100	657,409
QAD, Inc., Class A	3,800	149,454
SMART Global Holdings, Inc.*+	23,200	689,040
Synaptics, Inc.*	16,200	602,802
Unisys Corp.*+	31,800	369,834

		7,644,020

Materials - 1.89%
Ryerson Holding Corp.*	43,900	278,326
Verso Corp., Class A*	23,100	517,440

		795,766

Real Estate - 0.67%
HFF, Inc., Class A	8,500	281,860

TOTAL COMMON STOCKS - 100.13%		42,066,470

(Cost $43,333,672)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 8.08%
Fidelity Investments Money Market Government Portfolio Class I**	2.25%	3,394,722	$3,394,722

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 8.08%			3,394,722

(Cost $3,394,722)

TOTAL INVESTMENTS - 108.21%			$45,461,192
(Cost $46,728,394)
Liabilities in Excess of Other Assets - (8.21%)			(3,450,741)

NET ASSETS - 100.00%			$42,010,451

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2018.
^	Rate disclosed as of December 31, 2018.
+	This security or a portion of the security is out on loan as of December 31, 2018. Total loaned securities had a value of $3,248,555 as of December 31, 2018.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

		Level 2	Level 3
	Level 1 Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	Total

Common Stocks	$42,066,470	$—	$—	$42,066,470
Investments Purchased with Cash Proceeds from Securities Lending	—	3,394,722	—	3,394,722

TOTAL	$42,066,470	$3,394,722	$—	$45,461,192

See Notes to Financial Statements.

42	Semi-Annual Report | December 31, 2018 (Unaudited)

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2018

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2018, our Fund returned -22.97%, underperforming our primary market benchmark, the Russell 2000 Value Index (-18.67%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (-19.29%). It was a poor quarter.

For the calendar year, our Fund returned -13.06%, trailing the Russell 2000 Value Index (-12.86%), but outperforming the Lipper Small-Cap Value Funds Index (-15.82%). We lag our primary market and peer benchmarks in the five-year and inception-to-date periods, while in the 10-year period we are slightly ahead of our primary market benchmark but still lagging our peer benchmark.

The table below presents our December quarter, six-month, one-year, five-year, 10-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2018

					Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Small-Cap Value Fund	-22.97%	-22.08%	-13.06%	1.51%	10.54%	6.40%
Russell 2000 Value Index	-18.67%	-17.36%	-12.86%	3.61%	10.40%	7.35%
Lipper Small-Cap Value Funds Index	-19.29%	-18.37%	-15.82%	2.33%	10.81%	7.37%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

www.bridgeway.com	43

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception October 31, 2003 to December 31, 2018

Detailed Explanation of Quarterly Performance

The Fund’s core value metrics models and diversifying company financial health models underperformed the benchmark during the quarter. However, our diversifying price momentum models partially offset the impact of that underperformance. The Fund’s tilt toward deeper value stocks across multiple value metrics also weighed on relative results, as did our tilt toward smaller stocks in the small-cap value universe.

From a sector perspective, the Fund’s allocation effect was negative, with an underweighting in the Utilities sector and overweightings in the Energy and Health Care sectors reducing relative results. The Fund’s stock selection effect was significantly negative, with holdings in the Information Technology, Consumer Discretionary, and Financials sectors detracting the most from relative performance.

Detailed Explanation of Calendar Year Performance

All three of the Fund’s model categories modestly outperformed the benchmark during the year, boosting relative results. However, the Fund’s tilt toward deeper value stocks across multiple value metrics and its exposure to higher momentum stocks weighed on relative results and offset the Fund’s positive model performance. The impact of the Fund’s tilt toward smaller stocks in the small-cap value universe was neutral during the calendar year.

From a sector perspective, the Fund’s allocation effect was negative. An underweighting in the Utilities sector and overweightings in the Health Care and Energy sectors weighed on relative results. In contrast, the Fund’s stock selection effect was positive, with holdings in the Communication Services, Energy, and Materials sectors boosting relative results the most. These gains were partly offset by the poor performance of holdings in the Real Estate and Consumer Discretionary sectors.

44	Semi-Annual Report | December 31, 2018 (Unaudited)

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2018

Rank	Description	Industry	% of Net Assets
1	Atlantic Power Corp.	Utilities	1.6%
2	American Equity Investment Life Holding Co.	Financials	1.6%
3	Piper Jaffray Cos	Financials	1.6%
4	Sanderson Farms, Inc.	Consumer Staples	1.6%
5	Shoe Carnival, Inc.	Consumer Discretionary	1.6%
6	Renewable Energy Group, Inc.	Energy	1.6%
7	Civitas Solutions, Inc.	Health Care	1.6%
8	Argo Group International Holdings, Ltd.	Financials	1.6%
9	Intelsat SA	Communication Services	1.6%
10	National General Holdings Corp.	Financials	1.6%

	Total		16.0%

Industry Sector Representation as of December 31, 2018

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	4.3%	3.1%	1.2%
Consumer Discretionary	12.3%	9.4%	2.9%
Consumer Staples	4.7%	2.6%	2.1%
Energy	6.1%	5.4%	0.7%
Financials	25.6%	29.5%	-3.9%
Health Care	7.3%	4.3%	3.0%
Industrials	14.1%	11.8%	2.3%
Information Technology	8.4%	10.8%	-2.4%
Materials	4.6%	4.1%	0.5%
Real Estate	8.1%	11.7%	-3.6%
Utilities	4.4%	7.3%	-2.9%
Cash & Other Assets	0.1%	0.0%	0.1%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2018, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	45

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

46	Semi-Annual Report | December 31, 2018 (Unaudited)

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value
COMMON STOCKS - 99.67%
Communication Services - 4.26%
Entravision Communications Corp., Class A	184,100	$ 535,731
Intelsat SA*	36,800	787,152
Marcus Corp. (The)	19,400	766,300
Windstream Holdings, Inc.*+	20,620	43,096

		2,132,279
Consumer Discretionary - 12.29%
American Axle & Manufacturing Holdings, Inc.*	35,900	398,490
Caleres, Inc.	11,900	331,177
Conn’s, Inc.*	21,200	399,832
Dana, Inc.	28,900	393,907
Fossil Group, Inc.*	34,200	537,966
GameStop Corp., Class A+	40,700	513,634
Hibbett Sports, Inc.*+	51,200	732,160
KB Home	26,800	511,880
Office Depot, Inc.	154,300	398,094
Shoe Carnival, Inc.+	23,700	794,187
Tilly’s, Inc., Class A	53,900	585,354
Tower International, Inc.	23,500	559,300

		6,155,981
Consumer Staples - 4.66%
Darling Ingredients, Inc.*	32,700	629,148
Ingles Markets, Inc., Class A	9,100	247,702
Natural Health Trends Corp.+	35,900	663,791
Sanderson Farms, Inc.	8,000	794,320

		2,334,961
Energy - 6.06%
Arch Coal, Inc., Class A	7,900	655,621
California Resources Corp.*+	26,200	446,448
Denbury Resources, Inc.*	112,200	191,862
Renewable Energy Group, Inc.*+	30,800	791,560
Rowan Cos Plc, Class A*	55,900	469,001
Teekay Corp.+	144,700	483,298

		3,037,790

Financials - 25.55%
American Equity Investment Life Holding Co.	28,600	799,084
Argo Group International Holdings, Ltd.	11,735	789,179
Banco Latinoamericano de Comercio Exterior SA, Class E	27,700	479,210
Banner Corp.	11,700	625,716

Industry Company	Shares	Value

Financials (continued)
Enstar Group, Ltd.*	2,900	$ 485,953
Enterprise Financial Services Corp.	19,500	733,785
EZCORP, Inc., Class A*	15,600	120,588
FedNat Holding Co.	16,900	336,648
First BanCorp Puerto Rico	90,100	774,860
GAIN Capital Holdings, Inc.+	93,000	572,880
GAMCO Investors, Inc., Class A+	23,000	388,470
HomeStreet, Inc.*	22,200	471,306
Independence Holding Co.	20,800	732,160
Maiden Holdings, Ltd.	114,300	188,595
Mr Cooper Group, Inc.*	2,978	34,753
National General Holdings Corp.	32,400	784,404
National Western Life Group, Inc., Class A	2,600	781,820
Ocwen Financial Corp.*	271,000	363,140
Oppenheimer Holdings, Inc., Class A	29,750	760,112
Piper Jaffray Cos	12,100	796,664
Provident Financial Services, Inc.	11,800	284,734
Walker & Dunlop, Inc.	17,400	752,550
Waterstone Financial, Inc.	8,300	139,108
Western New England Bancorp, Inc.	60,500	607,420

		12,803,139

Health Care - 7.30%
ArQule, Inc.*	204,300	565,911
Civitas Solutions, Inc.*	45,200	791,452
Community Health Systems, Inc.*+	47,900	135,078
Concert Pharmaceuticals, Inc.*	10,500	131,775
Luminex Corp.	23,500	543,085
Meridian Bioscience, Inc.+	34,000	590,240
Orthofix Medical, Inc.*	14,300	750,607
RTI Surgical, Inc.*	40,700	150,590

		3,658,738

Industrials - 14.10%
ACCO Brands Corp.	76,500	518,670
Aircastle, Ltd.	27,100	467,204
CRA International, Inc.	7,500	319,125
Federal Signal Corp.	14,900	296,510
GATX Corp.	10,500	743,505
Gorman-Rupp Co. (The)	9,300	301,413
Greenbrier Cos, Inc. (The)	17,200	680,088
InnerWorkings, Inc.*	94,300	352,682

www.bridgeway.com	47

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value
Common Stocks (continued)
Industrials (continued)
Kimball International, Inc., Class B	53,800	$763,422
Mistras Group, Inc.*	16,600	238,708
Moog, Inc., Class A	3,700	286,676
Radiant Logistics, Inc.*	115,100	489,175
SkyWest, Inc.	15,900	707,073
Titan Machinery, Inc.*	24,500	322,175
Triton International, Ltd./Bermuda	10,000	310,700
TrueBlue, Inc.*	12,100	269,225

		7,066,351

Information Technology - 8.37%
Amkor Technology, Inc.*	41,300	270,928
CTS Corp.	10,800	279,612
Harmonic, Inc.*	150,700	711,304
Information Services Group, Inc.*	7,500	31,800
Tech Data Corp.*	7,700	629,937
TTM Technologies, Inc.*	36,100	351,253
Unisys Corp.*+	50,600	588,478
Vishay Intertechnology, Inc.	40,000	720,400
Vishay Precision Group, Inc.*	20,100	607,623

		4,191,335

Materials - 4.59%
Gold Resource Corp.	170,000	680,000
SunCoke Energy, Inc.*	74,700	638,685
Verso Corp., Class A*	18,400	412,160
Warrior Met Coal, Inc.	23,500	566,585

		2,297,430

Real Estate - 8.13%
CBL & Associates Properties, Inc.+	87,600	168,192
Cousins Properties, Inc.	90,600	715,740
Global Net Lease, Inc.	29,700	523,314
Healthcare Realty Trust, Inc.	21,500	611,460
Industrial Logistics
Properties Trust	19,598	385,490
Monmouth Real Estate Investment Corp.	59,400	736,560
Select Income REIT	39,000	287,040
Washington Prime Group, Inc.+	103,700	503,982
Whitestone REIT+	11,700	143,442

		4,075,220

Utilities - 4.36%
ALLETE, Inc.	9,900	754,578
Atlantic Power Corp.*+	368,500	799,645

Industry Company		Shares	Value

Utilities (continued)
Portland General Electric Co.		13,800	$632,730

			2,186,953

TOTAL COMMON STOCKS - 99.67%			49,940,177

(Cost $57,300,524)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.53%
Fidelity Investments Money Market Government Portfolio Class I	2.25%	264,566	264,566

TOTAL MONEY MARKET FUND - 0.53%			264,566

(Cost $264,566)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 6.69%
Fidelity Investments Money Market Government Portfolio Class I**	2.25%	3,349,453	3,349,453

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 6.69%			3,349,453

(Cost $3,349,453)

TOTAL INVESTMENTS - 106.89%			$53,554,196
(Cost $60,914,543)
Liabilities in Excess of Other Assets - (6.89%)			(3,450,632)

NET ASSETS - 100.00%			$50,103,564

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2018.
^	Rate disclosed as of December 31, 2018.
+	This security or a portion of the security is out on loan as of December 31, 2018. Total loaned securities had a value of $3,164,772 as of December 31, 2018.

48	Semi-Annual Report | December 31, 2018 (Unaudited)

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Summary of inputs used to value the Fund’s investments as of 12/31/2018

(See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$49,940,177	$—	$—	$49,940,177
Money Market Fund	—	264,566	—	264,566
Investments Purchased with Cash Proceeds from Securities Lending	—	3,349,453	—	3,349,453

TOTAL	$49,940,177	$3,614,019	$—	$53,554,196

See Notes to Financial Statements.

www.bridgeway.com	49

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2018

Dear Fellow Blue Chip 35 Index Fund Shareholder,

For the quarter ended December 31, 2018, our Fund returned -10.62%, outperforming our primary market benchmark, the S&P 500 Index (-13.52%), our peer benchmark, the Lipper Large-Cap Core Funds Index (-13.23%), and the Russell Top 50 Mega Cap Index (-13.18%). It was a good quarter on a relative basis, but a poor one on an absolute basis.

For the calendar year, our Fund returned -1.48%, leading the S&P 500 Index (-4.38%), the Lipper Large-Cap Core Funds Index (-5.13%), and the Russell Top 50 Mega Cap Index (-2.98%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2018

					Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Blue Chip 35 Index Fund	-10.62%	-1.81%	-1.48%	8.51%	12.67%	7.16%	6.90%
S&P 500 Index	-13.52%	-6.85%	-4.38%	8.49%	13.12%	7.77%	6.60%
Russell Top 50 Mega Cap Index	-13.18%	-5.10%	-2.98%	8.92%	12.16%	6.97%	5.73%
Lipper Large-Cap Core Funds Index	-13.23%	-6.85%	-5.13%	7.33%	12.09%	6.92%	5.79%
Bridgeway Ultra-Large 35 Index	-10.50%	-1.62%	-1.28%	8.76%	13.02%	7.35%	7.07%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Mega Cap Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Bridgeway Ultra-Large 35 Index is an index composed of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

50	Semi-Annual Report | December 31, 2018 (Unaudited)

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception July 31, 1997 to December 31, 2018

Detailed Explanation of Quarterly Performance

The Fund’s mega-cap design boosted relative results during the quarter because the benchmark’s largest stocks outperformed its smaller stocks. The Fund’s equal-weight design also helped relative results, as it resulted in below-benchmark exposure to higher momentum stocks that underperformed during the quarter.

From a sector perspective, the Fund’s allocation effect was negative. The Fund lacked exposure to the Real Estate and Utilities sectors, which hurt relative performance. An underweighting in the Health Care sector also detracted from relative returns. In contrast, the Fund’s stock selection effect was significantly positive. Holdings in the Health Care, Consumer Staples, and Communication Services sectors contributed the most to relative performance.

Detailed Explanation of Calendar Year Performance

The Fund’s investments in mega-cap stocks helped relative results during the year because the benchmark’s largest stocks outperformed its smaller ones. The Fund’s disciplined rebalancing process to maintain its equal-weight design also improved relative results, as the positions we added to during the year outperformed the positions we trimmed.

From a sector perspective, the Fund’s allocation effect was positive, primarily driven by an overweighting in the Information Technology sector and an underweighting in the Materials sector. The Fund’s stock selection effect was significantly positive, helped by strong performance from holdings in the Consumer Discretionary, Health Care, Energy, and Consumer Staples sectors.

www.bridgeway.com	51

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

The table is intended to provide a frame of reference for size.

				Annualized
CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	93 Years
1 (ultra-large)	-13.31%	-6.07%	-2.93%	8.87%	12.80%	9.30%
2	-14.07%	-9.27%	-8.25%	7.27%	14.32%	10.41%
3	-17.67%	-13.12%	-9.77%	6.81%	14.54%	10.90%
4	-17.67%	-14.07%	-9.92%	4.37%	13.78%	10.68%
5	-18.80%	-15.07%	-11.16%	3.21%	13.49%	11.21%
6	-19.91%	-18.22%	-13.88%	3.48%	13.54%	11.17%
7	-21.09%	-15.11%	-7.21%	6.07%	14.92%	11.41%
8	-22.02%	-18.54%	-10.35%	2.79%	13.88%	11.27%
9	-21.19%	-19.94%	-8.82%	4.09%	14.23%	11.32%
10 (ultra-small)	-26.17%	-26.32%	-16.29%	1.00%	14.40%	12.93%

[1]

Performance figures are as of the period ended December 31, 2018. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

52	Semi-Annual Report | December 31, 2018 (Unaudited)

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Contribution to Returns for Blue Chip 35 Index Fund stocks for the calendar year December 31, 2018:

Rank	Company	Industry	% Contribution to Return
1	Amazon.com, Inc.	Consumer Discretionary	1.2%
2	ConocoPhillips	Energy	*0.9%
3	Merck & Co., Inc.	Health Care	0.8%
4	Microsoft Corp.	Information Technology	0.8%
5	Visa, Inc., Class A	Information Technology	0.6%
6	Pfizer, Inc.	Health Care	0.5%
7	Cisco Systems, Inc.	Information Technology	0.4%
8	Verizon Communications, Inc.	Communication Services	0.3%
9	CVS Health Corp.	Health Care	*0.2%
10	Gilead Sciences, Inc.	Health Care	*0.2%
11	Coca-Cola Co. (The)	Consumer Staples	0.1%
12	Intel Corp.	Information Technology	0.1%
13	Procter & Gamble Co. (The)	Consumer Staples	0.1%
14	McDonald’s Corp.	Consumer Discretionary	0.1%
15	Walt Disney Co. (The)	Communication Services	0.1%
16	Berkshire Hathaway, Inc., Class B	Financials	0.1%
17	Apple, Inc.	Information Technology	0.1%
18	Alphabet, Inc., Class A	Communication Services	0.0%
19	Alphabet, Inc., Class C	Communication Services	0.0%
20	Oracle Corp.	Information Technology	-0.1%
21	QUALCOMM, Inc.	Information Technology	-0.1%
22	PepsiCo, Inc.	Consumer Staples	-0.1%
23	Walmart, Inc.	Consumer Staples	-0.1%
24	Johnson & Johnson	Health Care	-0.1%
25	Schlumberger, Ltd.	Energy	*-0.1%
26	UnitedHealth Group, Inc.	Health Care	**-0.2%
27	Chevron Corp.	Energy	-0.2%
28	JPMorgan Chase & Co.	Financials	-0.2%
29	Comcast Corp., Class A	Communication Services	-0.3%
30	Boeing Co. (The)	Industrials	**-0.3%
31	United Parcel Service, Inc., Class B	Industrials	-0.3%
32	Exxon Mobil Corp.	Energy	-0.4%
33	United Technologies Corp.	Industrials	-0.4%
34	Home Depot, Inc. (The)	Consumer Discretionary	**-0.4%
35	3M Co.	Industrials	-0.4%
36	Facebook, Inc., Class A	Communication Services	**-0.5%
37	Bank of America Corp.	Financials	-0.5%
38	International Business Machines Corp.	Information Technology	-0.6%
39	Wells Fargo & Co.	Financials	-0.6%
40	AT&T, Inc.	Communication Services	-0.6%
41	Citigroup, Inc.	Financials	**-0.7%
42	General Electric Co.	Financials	*-0.8%

*	These securities were included in our Fund only for the period up until September.
**	These stocks were included in our Fund for the period from September and thereafter.

www.bridgeway.com	53

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of December 31, 2018

	% of Net Assets	% of S&P 500 Index	Difference
Communication Services	16.5%	10.1%	6.4%
Consumer Discretionary	8.5%	9.9%	-1.4%
Consumer Staples	10.7%	7.4%	3.3%
Energy	5.0%	5.3%	-0.3%
Financials	14.3%	13.3%	1.0%
Health Care	11.1%	15.5%	-4.4%
Industrials	10.1%	9.2%	0.9%
Information Technology	23.7%	20.1%	3.6%
Materials	0.0%	2.7%	-2.7%
Real Estate	0.0%	3.0%	-3.0%
Utilities	0.0%	3.3%	-3.3%
Cash & Other Assets	0.1%	0.2%	-0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those concerning market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2018, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

54	Semi-Annual Report | December 31, 2018 (Unaudited)

Blue Chip 35 Index Fund
SCHEDULE OF INVESTMENTS (Unaudited)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

COMMON STOCKS - 99.85%
Communication Services - 16.49%
Alphabet, Inc., Class A*	9,730	$10,167,461
Alphabet, Inc., Class C*	9,859	10,210,079
AT&T, Inc.	458,305	13,080,025
Comcast Corp., Class A	388,850	13,240,343
Facebook, Inc., Class A*	98,300	12,886,147
Verizon Communications, Inc.	241,589	13,582,134
Walt Disney Co. (The)	124,100	13,607,565

		86,773,754

Consumer Discretionary - 8.47%
Amazon.com, Inc.*	11,900	17,873,443
Home Depot, Inc. (The)	76,600	13,161,412
McDonald’s Corp.	76,400	13,566,348

		44,601,203

Consumer Staples - 10.70%
Coca-Cola Co. (The)	281,864	13,346,260
PepsiCo, Inc.	120,375	13,299,030
Procter & Gamble Co. (The)	175,806	16,160,088
Walmart, Inc.	144,969	13,503,862

		56,309,240

Energy - 5.02%
Chevron Corp.	123,095	13,391,505
Exxon Mobil Corp.	191,337	13,047,270

		26,438,775

Financials - 14.29%
Bank of America Corp.	718,508	17,704,037
Berkshire Hathaway, Inc., Class B*	66,450	13,567,761
Citigroup, Inc.	252,400	13,139,944
JPMorgan Chase & Co.	178,745	17,449,087
Wells Fargo & Co.	290,359	13,379,743

		75,240,572

Health Care - 11.10%
Johnson & Johnson	102,902	13,279,503
Merck & Co., Inc.	202,335	15,460,417
Pfizer, Inc.	370,474	16,171,190
UnitedHealth Group, Inc.	54,300	13,527,216

		58,438,326

Industrials - 10.05%
3M Co.	69,700	13,280,638
Boeing Co. (The)	41,000	13,222,500
United Parcel Service, Inc., Class B	135,163	13,182,447
United Technologies Corp.	123,860	13,188,613

		52,874,198

Industry Company	Shares	Value

Information Technology - 23.73%
Apple, Inc.	105,600	$ 16,657,344
Cisco Systems, Inc.	311,058	13,478,143
Intel Corp.	283,093	13,285,554
International Business Machines Corp.	115,817	13,164,918
Microsoft Corp.	207,345	21,060,032
Oracle Corp.	291,013	13,139,237
QUALCOMM, Inc.	229,600	13,066,536
Visa, Inc., Class A	159,650	21,064,221

		124,915,985

TOTAL COMMON STOCKS - 99.85%		525,592,053

(Cost $309,186,195)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.01%
Fidelity Investments Money Market Government Portfolio Class I	2.25%	59,546	59,546

TOTAL MONEY MARKET FUND - 0.01%			59,546

(Cost $59,546)

TOTAL INVESTMENTS - 99.86%			$525,651,599
(Cost $309,245,741)
Other Assets in Excess of Liabilities - 0.14%			725,219

NET ASSETS - 100.00%			$526,376,818

*	Non-income producing security.
^	Rate disclosed as of December 31, 2018.

Summary of inputs used to value the Fund’s investments as of 12/31/2018 (See Note 2 in Notes to Financial Statements):

		Valuation Inputs
		Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$525,592,053	$ —	$ —	$525,592,053
Money Market Fund	—	59,546	—	59,546

TOTAL	$525,592,053	$59,546	$ —	$525,651,599

See Notes to Financial Statements.

www.bridgeway.com	55

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2018

Dear Fellow Managed Volatility Fund Shareholder,

For the quarter ended December 31, 2018, our Fund returned -7.40%, outperforming our primary market benchmark, the S&P 500 Index (-13.52%), and our peer benchmark, the Lipper Balanced Funds Index (-7.65%). The Fund performed in line with its design during the quarter.

For the calendar year, our Fund returned -3.97%, outperforming the S&P 500 Index (-4.38%) and the Lipper Balanced Funds Index (-4.68%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2018

					Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (6/30/01)

Managed Volatility Fund	-7.40%	-6.17%	-3.97%	2.46%	4.72%	3.49%	3.60%
S&P 500 Index	-13.52%	-6.85%	-4.38%	8.49%	13.12%	7.77%	6.29%
Lipper Balanced Funds Index	-7.65%	-4.81%	-4.68%	4.48%	8.47%	5.61%	5.11%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

56	Semi-Annual Report | December 31, 2018 (Unaudited)

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception June 30, 2001 to December 31, 2018

Detailed Explanation of Quarterly Performance

The Fund outperformed the S&P 500 during the quarter. The portfolio’s futures component added the most to relative performance, contributing 3.08% to the Fund’s return. The portfolio’s fixed income component also added modestly to relative performance, contributing 0.25% to the Fund’s return.

The portfolio’s equities component was down for the quarter but outperformed the S&P 500’s return, contributing -7.81% to the Fund’s return. The portfolio’s options component detracted from relative performance, contributing -2.70% to the Fund’s return.

The Fund had a standard deviation of 0.69% during the quarter, which was 53% lower than the S&P 500’s standard deviation of 1.48% during the same period.

Detailed Explanation of Calendar Year Performance

The Fund outperformed the S&P 500 for the year. The portfolio’s futures component added the most to relative performance, contributing 1.17% to the Fund’s return. The portfolio’s fixed income component also modestly helped relative performance, contributing 0.29% to the Fund’s return.

In contrast, the portfolio’s equities and options components detracted from relative performance, contributing -5.91% and -1.61% to the Fund’s return, respectively.

For the year, the Fund had a standard deviation of 8.06%, which was 53% lower than the S&P 500’s standard deviation of 17.30% during the same period. The Fund continues to perform as designed, particularly over longer time horizons. For 10 years and since inception, the Fund has captured roughly 36% and 57%, respectively, of the S&P 500 Index’s return. The Fund’s standard deviation for the last 10 years and since inception is 58% and 55% lower than the index’s, respectively.

www.bridgeway.com	57

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Equity Holdings as of December 31, 2018

Rank	Description	Industry	% of Net Assets
1	Apple, Inc.	Information Technology	2.7%
2	Micron Technology, Inc.	Information Technology	1.9%
3	Amazon.com, Inc.	Consumer Discretionary	1.5%
4	United Rentals, Inc.	Industrials	1.2%
5	Applied Materials, Inc.	Information Technology	1.1%
6	Capital One Financial Corp.	Financials	1.1%
7	HCA Healthcare, Inc.	Health Care	1.0%
8	Ford Motor Co.	Consumer Discretionary	1.0%
9	Lululemon Athletica, Inc.	Consumer Discretionary	1.0%
10	Microsoft Corp.	Information Technology	1.0%
	Total		13.5%

Industry Sector Representation as of December 31, 2018

Asset Type	% of Net Assets
Common Stock	68.2%
Communication Services	5.6%
Consumer Discretionary	8.8%
Consumer Staples	3.9%
Energy	2.7%
Financials	10.0%
Health Care	8.6%
Industrials	6.6%
Information Technology	15.2%
Materials	3.3%
Real Estate	1.9%
Utilities	1.6%
U.S. Government Obligations	30.0%
Call Options Written	-0.9%
Put Options Written	-0.6%
Money Market Fund	5.1%
Liabilities in Excess of Other Assets	-1.8%
Total	100%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2018, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options,

58	Semi-Annual Report | December 31, 2018 (Unaudited)

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance that a bond issuer will fail to pay interest and principal. Prepayment risk is the chance that a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

Thank you for your continued investment in Managed Volatility Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	59

Managed Volatility Fund
SCHEDULE OF INVESTMENTS [Unaudited]
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

COMMON STOCKS - 68.17%
Communication Services - 5.60%
Alphabet, Inc., Class A*	260	$ 271,690
Alphabet, Inc., Class C*	260	269,258
AT&T, Inc.#	6,440	183,798
CenturyLink, Inc.	1,200	18,180
Comcast Corp., Class A	2,500	85,125
Discovery, Inc., Class C*#	1,514	34,943
DISH Network Corp., Class A*#	9,500	237,215
Electronic Arts, Inc.*#	800	63,128
Facebook, Inc., Class A*#	1,500	196,635
Omnicom Group, Inc.	900	65,916
Twenty-First Century Fox,
Inc., Class A#	1,200	57,744
Verizon Communications, Inc.#	1,600	89,952
Walt Disney Co. (The)	900	98,685

		1,672,269

Consumer Discretionary - 8.82%
Adient PLC	495	7,455
Amazon.com, Inc.*	300	450,591
Aptiv PLC	500	30,785
AutoZone, Inc.*	200	167,668
Booking Holdings, Inc.*	100	172,242
Carnival Corp.	600	29,580
Delphi Technologies PLC	166	2,377
Dollar General Corp.	500	54,040
eBay, Inc.*	700	19,649
Ford Motor Co.#	39,900	305,235
Garrett Motion, Inc.*	80	987
Goodyear Tire & Rubber Co.
(The)	200	4,082
Hasbro, Inc.#	700	56,875
Lear Corp.#	1,500	184,290
Lululemon Athletica, Inc.*#	2,500	304,025
Macy’s, Inc.#	1,000	29,780
Magna International, Inc.#	4,200	190,890
McDonald’s Corp.	500	88,785
NIKE, Inc., Class B#	1,500	111,210
Ross Stores, Inc.#	500	41,600
Starbucks Corp.#	700	45,080
Target Corp.	500	33,045
TJX Cos., Inc. (The)#	5,200	232,648
Wynn Resorts, Ltd.	200	19,782
Yum China Holdings, Inc.#	800	26,824
Yum! Brands, Inc.	300	27,576

		2,637,101

Consumer Staples- 3.91%
Archer-Daniels-Midland Co.	1,000	40,970

Industry Company	Shares	Value

Consumer Staples (continued)
Campbell Soup Co.#	1,900	$ 62,681
Coca-Cola Co. (The)	900	42,615
Colgate-Palmolive Co.#	700	41,664
Constellation Brands, Inc., Class A	500	80,410
Costco Wholesale Corp.	500	101,855
General Mills, Inc.	1,600	62,304
JM Smucker Co. (The)	400	37,396
Kimberly-Clark Corp.#	800	91,152
Kroger Co. (The)#	800	22,000
McCormick & Co., Inc., Non-Voting Shares#	1,000	139,240
Mondelez International, Inc., Class A	2,500	100,075
PepsiCo, Inc.	1,300	143,624
Procter & Gamble Co. (The)	1,100	101,112
Walmart, Inc.#	1,100	102,465

		1,169,563

Energy - 2.66%
Anadarko Petroleum Corp.#	700	30,688
Chevron Corp.	1,778	193,429
ConocoPhillips#	1,287	80,244
Continental Resources, Inc.*#	1,000	40,190
EOG Resources, Inc.	500	43,605
Exxon Mobil Corp.	2,400	163,656
Halliburton Co.	700	18,606
Helmerich & Payne, Inc.	300	14,382
Kinder Morgan, Inc.#	1,800	27,684
Marathon Petroleum Corp.	1,700	100,317
Phillips 66	593	51,087
Valero Energy Corp.	400	29,988

		793,876

Financials - 9.99%
Allstate Corp. (The)	300	24,789
American Express Co.#	600	57,192
American Financial Group, Inc.	1,000	90,530
Aon PLC	500	72,680
Athene Holding, Ltd., Class A*#	5,700	227,031
Bank of America Corp.#	2,300	56,672
BB&T Corp.#	800	34,656
Berkshire Hathaway, Inc., Class B*	500	102,090
BlackRock, Inc.	300	117,846
Capital One Financial Corp.#	4,300	325,037

60	Semi-Annual Report | December 31, 2018 (Unaudited)

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Charles Schwab Corp. (The)	1,800	$ 74,754
Chubb, Ltd.	761	98,306
Citigroup, Inc.	2,810	146,289
Comerica, Inc.	300	20,607
Goldman Sachs Group, Inc. (The)	500	83,525
Huntington Bancshares, Inc.#	3,200	38,144
JPMorgan Chase & Co.	1,000	97,620
KeyCorp.#	4,800	70,944
Marsh & McLennan Cos., Inc.	700	55,825
MetLife, Inc.#	6,000	246,360
Morgan Stanley	2,300	91,195
PNC Financial Services
Group, Inc. (The)	500	58,455
Progressive Corp. (The)#	1,220	73,603
Prudential Financial, Inc.#	3,000	244,650
S&P Global, Inc.	500	84,970
State Street Corp.#	700	44,149
T. Rowe Price Group, Inc.#	1,000	92,320
U.S. Bancorp	1,900	86,830
Wells Fargo & Co.	3,671	169,160

		2,986,229

Health Care - 8.64%
Abbott Laboratories#	1,900	137,427
AbbVie, Inc.#	1,600	147,504
Allergan PLC	300	40,098
Amgen, Inc.	500	97,335
Anthem, Inc.	300	78,789
Baxter International, Inc.#	600	39,492
Becton Dickinson & Co.#	773	174,172
Biogen, Inc.*	400	120,368
Bristol-Myers Squibb Co.#	1,479	76,878
Celgene Corp.*	1,100	70,499
Cigna Corp.#	300	57,043
CVS Health Corp.#	700	45,864
Danaher Corp.	500	51,560
DaVita, Inc.*#	1,100	56,606
Gilead Sciences, Inc.#	700	43,785
HCA Healthcare, Inc.#	2,500	311,125
Johnson & Johnson	1,400	180,670
Merck & Co., Inc.#	2,200	168,102
Pfizer, Inc.#	2,500	109,125
Stryker Corp.	660	103,455
Thermo Fisher Scientific, Inc.	500	111,895

Industry Company	Shares	Value

Health Care (continued)
UnitedHealth Group, Inc.	500	$ 124,560
WellCare Health Plans, Inc.*#	1,000	236,090

		2,582,442

Industrials - 6.63%
3M Co.	500	95,270
AerCap Holdings NV*#	1,100	43,560
Boeing Co. (The)	300	96,750
Deere & Co.	400	59,668
Emerson Electric Co.	1,000	59,750
FedEx Corp.#	600	96,798
General Electric Co.	900	6,813
Honeywell International,
Inc.#	800	105,696
Ingersoll-Rand PLC	200	18,246
JetBlue Airways Corp.*#	10,700	171,842
Johnson Controls
International PLC	754	22,356
Lockheed Martin Corp.	270	70,697
Northrop Grumman Corp.#	700	171,430
NOW, Inc.*	200	2,328
Raytheon Co.	300	46,005
Resideo Technologies, Inc.*	133	2,733
Southwest Airlines Co.	1,400	65,072
TransUnion#	500	28,400
Union Pacific Corp.#	500	69,115
United Rentals, Inc.*#	3,600	369,108
United Technologies Corp.	1,140	121,387
Waste Management, Inc.#	800	71,192
XPO Logistics, Inc.*#	3,300	188,232

		1,982,448

Information Technology - 15.19%
Adobe, Inc.*#	800	180,992
Apple, Inc.#	5,200	820,248
Applied Materials, Inc.#	10,100	330,674
Cisco Systems, Inc.#	4,300	186,319
Citrix Systems, Inc.#	500	51,230
Cognizant Technology
Solutions Corp., Class A#	700	44,436
Dell Technologies, Inc.,
Class C*	144	7,029
DXC Technology Co.	171	9,092
Fortinet, Inc.*#	1,000	70,430
Hewlett Packard Enterprise
Co.#	4,200	55,482
HP, Inc.#	2,000	40,920
Intel Corp.#	3,300	154,869

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Managed Volatility Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

Common Stocks (continued)

Information Technology (continued)
International Business Machines Corp.#	1,300	$ 147,771
Intuit, Inc.	400	78,740
Juniper Networks, Inc.#	2,700	72,657
Lam Research Corp.#	1,600	217,872
LogMeIn, Inc.	189	15,417
Mastercard, Inc., Class A#	800	150,920
Micro Focus International
PLC, ADR	196	3,373
Micron Technology, Inc.*#	18,200	577,486
Microsoft Corp.#	2,800	284,396
NetApp, Inc.	400	23,868
ON Semiconductor Corp.*#	9,000	148,590
Oracle Corp.	860	38,829
PayPal Holdings, Inc.*	1,100	92,499
Perspecta, Inc.	85	1,464
QUALCOMM, Inc.	1,700	96,747
salesforce.com, Inc.*#	1,300	178,061
Seagate Technology PLC#	4,000	154,360
Texas Instruments, Inc.#	670	63,315
Visa, Inc., Class A	1,300	171,522
WEX, Inc.*#	500	70,030

		4,539,638

Materials - 3.25%
AdvanSix, Inc.*	48	1,168
Chemours Co. (The)#	4,900	138,278
DowDuPont, Inc.#	2,500	133,700
Eastman Chemical Co.#	2,100	153,531
Ecolab, Inc.	100	14,735
Huntsman Corp.#	10,000	192,900
International Paper Co.#	1,200	48,432
Linde PLC	600	93,624
Sherwin-Williams Co. (The)	300	118,038
Steel Dynamics, Inc.#	2,500	75,100

		969,506

Real Estate - 1.87%
Alexandria Real Estate
Equities, Inc.#	1,100	126,764
American Tower Corp.#	800	126,552
Crown Castle International
Corp.	500	54,315
Public Storage	500	101,205
Simon Property Group, Inc.	900	151,191

		560,027

Utilities - 1.61%
AES Corp.#	4,300	62,178
American Electric Power
Co., Inc.#	1,000	74,740
Dominion Energy, Inc.#	720	51,451

Industry Company		Shares	Value

Utilities (continued)
Duke Energy Corp.#		1,083	$ 93,463
Exelon Corp.#		1,000	45,100
NextEra Energy, Inc.		300	52,146
Public Service Enterprise
Group, Inc.		900	46,845
Sempra Energy		500	54,095

			480,018

TOTAL COMMON STOCKS - 68.17%			20,373,117

(Cost $17,029,605)

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 30.01%
U.S. Treasury Bills - 30.01%
01/10/2019	2.233%(a)	$3,000,000	2,998,497
02/28/2019	2.384%(a)	3,000,000	2,988,689
03/28/2019	2.397%(a)	3,000,000	2,983,204

			8,970,390

TOTAL U.S. GOVERNMENT OBLIGATIONS - 30.01%			8,970,390

(Cost $8,969,835)
	Rate^	Shares	Value

MONEY MARKET FUND - 5.11%
Fidelity Investments Money Market Government Portfolio
Class I	2.25%	1,527,281	1,527,281

TOTAL MONEY MARKET FUND — 5.11%			1,527,281

(Cost $1,527,281)

TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN - 103.29% (Cost $27,526,721)			$30,870,788

WRITTEN OPTIONS - (1.47%)
TOTAL WRITTEN OPTIONS - (1.47%)			$(440,041)

(Premiums Received $(476,256))

62	Semi-Annual Report | December 31, 2018 (Unaudited)

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Value

TOTAL INVESTMENTS - 101.82%	$30,430,747
(Cost $27,050,465)
Liabilities in Excess of Other Assets - (1.82%)	(544,108)

NET ASSETS - 100.00%	$29,886,639

* Non-income producing security.
# Security subject to call or put option written by the Fund.
^ Rate disclosed as of December 31, 2018.
(a) Rate represents the effective yield at purchase.
PLC - Public Limited Company
ADR - American Depositary Receipt

www.bridgeway.com	63

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
EXCHANGE TRADED PUT OPTIONS WRITTEN - (0.63%)

Air Products & Chemicals, Inc.	5	$(80,025)	$155.00	01/18/19	$(1,075)
Encompass Health Corp.	10	(61,700)	75.00	01/18/19	(15,700)
Freeport-McMoRan, Inc.	50	(51,550)	12.00	01/18/19	(9,400)
Intercontinental Exchange, Inc.	30	(225,990)	77.50	03/15/19	(13,500)
O’Reilly Automotive, Inc.	10	(344,330)	320.00	01/18/19	(3,200)
Principal Financial Group, Inc.	40	(176,680)	50.00	01/18/19	(25,600)
Prologis, Inc.	50	(293,600)	65.00	02/15/19	(34,500)
Reinsurance Group of America, Inc.	23	(322,529)	135.00	01/18/19	(8,050)
Synchrony Financial	70	(164,220)	28.00	01/18/19	(33,320)
TJX Cos., Inc. (The)	8	(35,792)	52.50	01/18/19	(6,560)
Torchmark Corp.	10	(74,530)	80.00	02/15/19	(6,500)
Zebra Technologies Corp.	19	(302,537)	170.00	02/15/19	(31,540)

Total Exchange Traded Put Options Written (Premiums received $(96,201))					$(188,945)

EXCHANGE TRADED CALL OPTIONS WRITTEN - (0.84%)

Abbott Laboratories	3	$(21,699)	$72.50	02/15/19	$(795)
AbbVie, Inc.	5	(46,095)	92.50	02/15/19	(1,875)
Adobe, Inc.	3	(67,872)	255.00	01/18/19	(201)
AerCap Holdings NV	11	(43,560)	52.50	01/18/19	(275)
AES Corp.	13	(18,798)	15.00	01/18/19	(195)
Alexandria Real Estate Equities, Inc.	11	(126,764)	125.00	01/18/19	(220)
American Electric Power Co., Inc.	3	(22,422)	75.00	02/15/19	(675)
American Express Co.	3	(28,596)	110.00	01/18/19	(15)
American Tower Corp.	3	(47,457)	150.00	01/18/19	(2,610)
Anadarko Petroleum Corp.	3	(13,152)	65.00	01/18/19	(21)
Apple, Inc.	28	(441,672)	180.00	02/15/19	(4,172)
Apple, Inc.	6	(94,644)	160.00	02/15/19	(4,650)
Applied Materials, Inc.	5	(16,370)	33.00	02/15/19	(1,000)
AT&T, Inc.	19	(54,226)	35.00	01/18/19	(19)
Athene Holding, Ltd., Class A	57	(227,031)	45.00	02/15/19	(2,565)
Bank of America Corp.	7	(17,248)	25.00	02/15/19	(651)
Baxter International, Inc.	3	(19,746)	70.00	01/18/19	(96)
BB&T Corp.	3	(12,996)	45.00	03/15/19	(423)
Becton Dickinson & Co.	3	(67,596)	230.00	03/15/19	(2,520)
Bristol-Myers Squibb Co.	5	(25,990)	52.50	03/15/19	(1,020)
Campbell Soup Co.	5	(16,495)	40.00	02/15/19	(50)
Capital One Financial Corp.	36	(272,124)	80.00	02/01/19	(4,860)
Capital One Financial Corp.	3	(22,677)	77.50	03/15/19	(945)
Chemours Co. (The)	49	(138,278)	29.00	01/04/19	(735)
Cigna Corp.	4	(18,232)	100.00	02/15/19	(67)
Cisco Systems, Inc.	13	(56,329)	45.00	02/01/19	(975)
Citrix Systems, Inc.	3	(30,738)	110.00	03/15/19	(780)
Cognizant Technology Solutions Corp., Class A	3	(19,044)	75.00	01/18/19	(15)
Colgate-Palmolive Co.	3	(17,856)	65.00	02/15/19	(195)
ConocoPhillips	4	(24,940)	67.50	02/15/19	(444)
Continental Resources, Inc.	10	(40,190)	40.00	02/15/19	(3,300)

64	Semi-Annual Report | December 31, 2018 (Unaudited)

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Exchange Traded Call Options Written (continued)
CVS Health Corp.	3	$(19,656)	$82.50	02/15/19	$(15)
DaVita, Inc.	4	(20,584)	55.00	01/18/19	(320)
Discovery, Inc., Class C	5	(11,540)	30.00	01/18/19	(50)
DISH Network Corp., Class A	95	(237,215)	27.50	03/15/19	(14,250)
Dominion Energy, Inc.	3	(21,438)	75.00	01/18/19	(150)
DowDuPont, Inc.	3	(16,044)	55.00	01/18/19	(267)
Duke Energy Corp.	3	(25,890)	85.00	01/18/19	(711)
Eastman Chemical Co.	21	(153,531)	72.50	03/15/19	(10,500)
Electronic Arts, Inc.	3	(23,673)	85.00	03/15/19	(1,050)
Exelon Corp.	3	(13,530)	45.00	01/18/19	(270)
Facebook, Inc., Class A	5	(65,545)	140.00	03/15/19	(2,895)
FedEx Corp.	3	(48,399)	260.00	01/18/19	(3)
Ford Motor Co.	370	(283,050)	9.00	01/18/19	(370)
Fortinet, Inc.	10	(70,430)	70.00	03/15/19	(7,000)
Gilead Sciences, Inc.	3	(18,765)	70.00	01/25/19	(96)
Hasbro, Inc.	3	(24,375)	97.50	01/18/19	(15)
HCA Healthcare, Inc.	25	(311,125)	125.00	03/15/19	(18,250)
Hewlett Packard Enterprise Co.	5	(6,605)	17.00	01/18/19	(25)
Honeywell International, Inc.	3	(39,636)	140.00	03/15/19	(735)
HP, Inc.	6	(12,276)	25.00	01/18/19	(6)
Huntington Bancshares, Inc.	10	(11,920)	15.00	01/18/19	(50)
Huntsman Corp.	100	(192,900)	22.00	02/15/19	(2,200)
Intel Corp.	10	(46,930)	48.00	02/15/19	(1,850)
International Business Machines Corp.	4	(45,468)	135.00	01/18/19	(8)
International Paper Co.	3	(12,108)	43.00	01/18/19	(81)
JetBlue Airways Corp.	107	(171,842)	16.00	03/15/19	(11,449)
Juniper Networks, Inc.	8	(21,528)	30.00	01/18/19	(48)
KeyCorp.	15	(22,170)	20.00	01/18/19	(15)
Kimberly-Clark Corp.	3	(34,182)	110.00	01/18/19	(1,428)
Kinder Morgan, Inc.	6	(9,228)	19.00	01/18/19	(6)
Kroger Co. (The)	3	(8,250)	30.00	01/18/19	(39)
Lam Research Corp.	16	(217,872)	150.00	02/15/19	(5,616)
Lear Corp.	15	(184,290)	125.00	03/15/19	(12,600)
Lululemon Athletica, Inc.	15	(182,415)	130.00	03/15/19	(9,675)
Macy’s, Inc.	10	(29,780)	35.00	01/18/19	(150)
Magna International, Inc.	42	(190,890)	47.50	03/15/19	(10,080)
Mastercard, Inc., Class A	3	(56,595)	230.00	01/18/19	(18)
McCormick & Co., Inc., Non-Voting Shares	10	(139,240)	140.00	03/15/19	(7,700)

www.bridgeway.com	65

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2018

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Exchange Traded Call Options Written (continued)
Merck & Co., Inc.	7	$(53,487)	$72.50	01/18/19	$(3,066)
MetLife, Inc.	56	(229,936)	40.00	02/15/19	(12,768)
MetLife, Inc.	4	(16,424)	41.00	01/25/19	(640)
Micron Technology, Inc.	64	(203,072)	42.00	01/18/19	(64)
Micron Technology, Inc.	24	(76,152)	37.50	01/04/19	(72)
Microsoft Corp.	8	(81,256)	110.00	02/15/19	(1,464)
NIKE, Inc., Class B	5	(37,070)	75.00	01/18/19	(860)
Northrop Grumman Corp.	3	(73,470)	280.00	02/15/19	(495)
ON Semiconductor Corp.	90	(148,590)	19.00	01/18/19	(1,350)
Pfizer, Inc.	8	(34,920)	45.00	01/18/19	(296)
Progressive Corp. (The)	4	(24,132)	67.50	02/15/19	(300)
Prudential Financial, Inc.	30	(244,650)	82.50	03/15/19	(12,300)
Ross Stores, Inc.	3	(24,960)	105.00	02/15/19	(15)
salesforce.com, Inc.	4	(54,788)	135.00	02/15/19	(3,600)
Seagate Technology PLC	23	(88,757)	45.00	01/18/19	(299)
Seagate Technology PLC	17	(65,603)	42.00	01/18/19	(799)
Starbucks Corp.	3	(19,320)	70.00	01/18/19	(15)
State Street Corp.	3	(18,921)	72.50	02/15/19	(204)
Steel Dynamics, Inc.	25	(75,100)	40.00	02/15/19	(250)
T. Rowe Price Group, Inc.	10	(92,320)	100.00	01/18/19	(200)
Texas Instruments, Inc.	3	(28,350)	100.00	01/18/19	(276)
TJX Cos., Inc. (The)	30	(134,220)	45.00	02/15/19	(5,100)
TJX Cos., Inc. (The)	22	(98,428)	45.00	01/18/19	(2,420)
TransUnion	5	(28,400)	65.00	01/18/19	(525)
Twenty-First Century Fox, Inc., Class A	4	(19,248)	47.00	01/18/19	(1,040)
Union Pacific Corp.	3	(41,469)	155.00	01/18/19	(24)
United Rentals, Inc.	36	(369,108)	105.00	03/15/19	(27,360)
Verizon Communications, Inc.	5	(28,110)	55.00	01/18/19	(790)
Walmart, Inc.	3	(27,945)	105.00	01/18/19	(9)
Waste Management, Inc.	3	(26,697)	90.00	01/18/19	(285)
WellCare Health Plans, Inc.	10	(236,090)	240.00	03/15/19	(15,300)
Wex, Inc.	5	(70,030)	165.00	02/15/19	(575)
XPO Logistics, Inc.	25	(142,600)	85.00	02/15/19	(1,375)
XPO Logistics, Inc.	8	(45,632)	80.00	02/15/19	(560)
Yum China Holdings, Inc.	3	(10,059)	37.50	01/18/19	(45)

Total Exchange Traded Call Options Written (Premiums received $(380,055))					$(251,096)

66	Semi-Annual Report | December 31, 2018 (Unaudited)

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2018 (See Note 2 in Notes to Financial Statements):
		Assets Table
		Valuation Inputs
		Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common
Stocks	$20,373,117	$—	$—	$20,373,117
U.S.
Government
Obligations	—	8,970,390	—	8,970,390
Money Market
Fund	—	1,527,281	—	1,527,281

TOTAL	$20,373,117	$10,497,671	$—	$30,870,788

		Liabilities Table
		Valuation Inputs
		Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Options Written	$(427,435)	$(12,606)	$—	$(440,041)

TOTAL	$(427,435)	$(12,606)	$—	$(440,041)

See Notes to Financial Statements.

www.bridgeway.com	67

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018 (Unaudited)

ASSETS	Aggressive Investors 1	Ultra-Small Company
Investments at value	$163,231,412	$79,706,070
Cash	-	-
Receivables:
Portfolio securities sold	7,354,140	252,717
Fund shares sold	75,369	2,500
Dividends and interest	538,149	103,576
Futures margin	-	-
Receivable from investment adviser	17,003	-
Prepaid expenses	20,025	10,288

Total assets	171,236,098	80,075,151

LIABILITIES
Payables:
Portfolio securities purchased	-	-
Fund shares redeemed	218,778	228,366
Due to custodian	-	146,796
Due to broker	-	-
Loan payable	7,380,000	-
Payable upon return of securities loaned	2,746,838	7,314,718
Accrued Liabilities:
Investment adviser fees	-	58,239
Administration fees	4,562	1,987
Directors’ fees	2,101	1,038
Other	121,982	57,230
Put options written at value	-	-
Call options written at value	-	-

Total liabilities	10,474,261	7,808,374
NET ASSETS	$160,761,837	$72,266,777

NET ASSETS REPRESENT
Paid-in capital	$207,296,814	$83,975,723
Distributable earnings(a)	(46,534,977)	(11,708,946)

NET ASSETS	$160,761,837	$72,266,777

Shares of common stock outstanding of $.001 par value(b)	3,066,932	3,222,663

Net asset value, offering price and redemption price per share	$ 52.42	$ 22.42

Total investments at cost	$187,685,939	$90,902,247
Premiums received on put options written	$ -	$ -
Premiums received on call options written	$ -	$ -

(a)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings. See Note 2 for further details.
(b)	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.
(c)	Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

See Notes to Financial Statements.

68	Semi-Annual Report | December 31, 2018 (Unaudited)

Ultra-Small Company Market		Small-Cap Growth	Small-Cap Value	Blue Chip 35 Index	Managed Volatility

$283,904,427		$45,461,192	$53,554,196	$525,651,599	$30,870,788
-		-	-	-	176,666
1,279,086		58,639	-	8,647,027	15,975
2,458,699		79,657	5,737	739,557	180,621
216,007		83,911	30,719	514,681	22,167
-		-	-	-	135,593
-		-	-	6,422	-
24,072		17,000	17,175	55,352	9,451

287,882,291		45,700,399	53,607,827	535,614,638	31,411,261

-		-	-	8,438,893	593,560
3,233,090		218,842	81,317	651,891	331,151
-		8,758	-	-	-
-		-	-	-	101,564
2,406,000		-	-	-	-
23,396,252		3,394,722	3,349,453	-	-
98,639		17,452	18,090	-	6,406
7,353		1,171	1,381	14,255	800
3,873		481	644	5,816	428
164,262		48,522	53,378	126,965	50,672
-		-	-	-	188,945
-		-	-	-	251,096

29,309,469		3,689,948	3,504,263	9,237,820	1,524,622

$258,572,822		$42,010,451	$50,103,564	$526,376,818	$ 29,886,639

$260,794,401		$47,865,812	$65,806,665	$305,353,279	$ 26,307,588
(2,221,579)		(5,855,361)	(15,703,101)	221,023,539	3,579,051

$258,572,822		$42,010,451	$50,103,564	$526,376,818	$ 29,886,639

25,327,071		1,905,233	2,632,448	41,562,537	2,152,506

$ 10.21(c	)	$22.05	$19.03	$ 12.66	$ 13.88

$ 283,839,889		$46,728,394	$60,914,543	$ 309,245,741	$ 27,526,721
$ -		$-	$-	$ -	$ 96,201
$ -		$-	$-	$ -	$ 380,055

www.bridgeway.com	69

STATEMENTS OF OPERATIONS

Six Months Ended December 31, 2018 (Unaudited)

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market

INVESTMENT INCOME
Dividends	$ 1,950,355	$ 555,039	$ 1,563,949
Less: foreign taxes withheld	(13,655)	-	-
Interest	7,878	8,511	4,789
Securities lending	22,367	210,657	1,161,406
Total Investment Income	1,966,945	774,207	2,730,144

EXPENSES
Investment advisory fees - Base fees	950,362	418,208	883,767
Investment advisory fees - Performance adjustment	(835,962)	-	-
Administration fees	26,896	11,836	44,965
Accounting fees	40,004	36,260	62,807
Transfer agent fees	63,951	30,008	54,106
Audit fees	10,596	7,058	13,593
Legal fees	15,316	6,577	25,011
Custody fees	3,825	5,387	10,022
Blue sky fees	14,143	5,611	20,414
Directors’ and officers’ fees	11,164	4,684	17,600
Shareholder servicing fees	69,494	13,191	161,964
Reports to shareholders	16,658	8,283	23,696
Miscellaneous expenses	22,083	9,676	30,085
Total Expenses	408,530	556,779	1,348,030
Less investment advisory fees waived	-	-	(22,328)
Net Expenses	408,530	556,779	1,325,702
NET INVESTMENT INCOME	1,558,415	217,428	1,404,442

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	(6,400,305)	(406,602)	8,791,912
Written options	-	-	-
Futures contracts	-	-	-
Net Realized Gain (Loss)	(6,400,305)	(406,602)	8,791,912

Change in Unrealized Appreciation (Depreciation) on: Investments	(41,382,615)	(19,095,393)	(103,830,082)
Written options	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	(41,382,615)	(19,095,393)	(103,830,082)
Net Realized and Unrealized Gain (Loss) on Investments	(47,782,920)	(19,501,995)	(95,038,170)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(46,224,505)	$(19,284,567)	$ (93,633,728)

See Notes to Financial Statements.

70	Semi-Annual Report | December 31, 2018 (Unaudited)

Small-Cap Growth	Small-Cap Value	Blue Chip 35 Index	Managed Volatility

$ 219,005	$ 970,425	$ 7,326,582	$ 195,649
-	(298)	-	(208)
3,257	7,702	189	123,385
34,007	35,540	-	87

256,269	1,013,369	7,326,771	318,913

161,209	197,711	237,376	97,535
6,592	(10,047)	-	-
6,845	8,387	75,969	4,166
31,907	32,859	65,083	36,685
30,011	32,773	30,653	19,442
5,870	6,171	19,121	7,959
3,671	4,564	39,846	2,231
2,515	2,338	5,343	2,782
10,818	10,554	12,001	12,385
2,591	3,219	28,256	1,562
16,357	19,254	41,215	10,470
6,721	7,654	60,997	5,787
4,337	5,380	47,039	2,932

289,444	320,817	662,899	203,936

(36,833)	(11,282)	(217,710)	(51,290)

252,611	309,535	445,189	152,646

3,658	703,834	6,881,582	166,267

(891,783)	(346,656)	28,974,566	341,329
-	-	-	525,427
-	-	-	499,544

(891,783)	(346,656)	28,974,566	1,366,300

(9,406,337)	(15,334,951)	(44,362,086)	(3,502,131)
-	-	-	30,702

(9,406,337)	(15,334,951)	(44,362,086)	(3,471,429)

(10,298,120)	(15,681,607)	(15,387,520)	(2,105,129)

$(10,294,462)	$(14,977,773)	$(8,505,938)	$(1,938,862)

www.bridgeway.com	71

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company
	Six Months Ended December 31, 2018	Year Ended June 30, 2018	Six Months Ended December 31, 2018	Year Ended June 30, 2018
	(Unaudited)		(Unaudited)

OPERATIONS
Net investment income (loss)	$ 1,558,415	$ 732,685	$ 217,428	$ (135,877)
Net realized gain (loss) on investments	(6,400,305)	12,329,001	(406,602)	9,407,702
Net change in unrealized appreciation (depreciation) on investments	(41,382,615)	12,741,483	(19,095,393)	(881,449)

Net increase (decrease) in net assets resulting from operations	(46,224,505)	25,803,169	(19,284,567)	8,390,376

DISTRIBUTIONS:
From net investment income and net realized gains(a)	(17,842,417)	-	(8,976,806)	(1,914,548)

Net decrease in net assets from distributions(b)	(17,842,417)	-	(8,976,806)	(1,914,548)

SHARE TRANSACTIONS:
Proceeds from sale of shares	1,018,212	5,854,674	395,701	1,024,003
Reinvestment of distributions.	17,136,002	-	8,375,017	1,769,198
Cost of shares redeemed	(20,887,772)	(28,168,849)	(4,996,340)	(13,499,110)
Redemption fees	-	-	-	-

Net increase (decrease) in net assets resulting from share transactions	(2,733,558)	(22,314,175)	3,774,378	(10,705,909)

Net increase (decrease) in net assets	(66,800,480)	3,488,994	(24,486,995)	(4,230,081)

NET ASSETS:
Beginning of period	227,562,317	224,073,323	96,753,772	100,983,853

End of period	$160,761,837	$227,562,317	$ 72,266,777	$ 96,753,772

SHARES ISSUED & REDEEMED
Issued.	15,195	79,909	15,457	33,925
Distributions reinvested	322,712	-	369,758	59,509
Redeemed	(344,106)	(383,079)	(174,187)	(443,586)

Net increase (decrease)	(6,199)	(303,170)	211,028	(350,152)
Outstanding at beginning of period	3,073,131	3,376,301	3,011,635	3,361,787

Outstanding at end of period	3,066,932	3,073,131	3,222,663	3,011,635

(a)

For the year ended June 30, 2018, the distributions to shareholders from net investment income were $0, $1,299,999, $449,185, $98,928, and $547,906, and net realized gains were $0, $614,549, $43,056,482, $0, and $0 for Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth and Small-Cap Value Funds, respectively.

(b)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.

See Notes to Financial Statements.

72	Semi-Annual Report | December 31, 2018 (Unaudited)

Ultra-Small Company Market		Small-Cap Growth		Small-Cap Value
Six Months Ended December 31, 2018	Year Ended June 30, 2018	Six Months Ended December 31, 2018	Year Ended June 30, 2018	Six Months Ended December 31, 2018	Year Ended June 30, 2018
(Unaudited)		(Unaudited)		(Unaudited)

$ 1,404,442	$ 1,891,928	$ 3,658	$ 173,023	$ 703,834	$ 464,982
8,791,912	42,623,829	(891,783)	7,272,557	(346,656)	10,753,725

(103,830,082)	23,216,969	(9,406,337)	2,400,796	(15,334,951)	429,349

(93,633,728)	67,732,726	(10,294,462)	9,846,376	(14,977,773)	11,648,056

(37,857,578)	(43,505,667)	(4,528,900)	(98,928)	(9,164,908)	(547,906)

(37,857,578)	(43,505,667)	(4,528,900)	(98,928)	(9,164,908)	(547,906)

21,769,414	29,455,134	2,859,098	6,059,966	3,749,452	4,835,839
36,666,837	41,869,482	4,410,107	95,874	8,787,349	525,341
(46,598,981)	(69,611,584)	(5,907,836)	(6,974,363)	(7,607,191)	(9,125,499)
82,494	14,360	-	-	98	-

11,919,764	1,727,392	1,361,369	(818,523)	4,929,708	(3,764,319)

(119,571,542)	25,954,451	(13,461,993)	8,928,925	(19,212,973)	7,335,831

378,144,364	352,189,913	55,472,444	46,543,519	69,316,537	61,980,706

$ 258,572,822	$ 378,144,364	$ 42,010,451	$ 55,472,444	$ 50,103,564	$ 69,316,537

1,660,851	1,963,750	95,817	216,113	132,381	170,722
3,508,788	3,025,252	194,879	3,546	453,658	20,268
(3,754,748)	(4,661,379)	(214,812)	(257,898)	(295,695)	(346,128)

1,414,891	327,623	75,884	(38,239)	290,344	(155,138)
23,912,180	23,584,557	1,829,349	1,867,588	2,342,104	2,497,242

25,327,071	23,912,180	1,905,233	1,829,349	2,632,448	2,342,104

www.bridgeway.com	73

STATEMENTS OF CHANGES IN NET ASSETS

	Blue Chip 35 Index		Managed Volatility
	Six Months Ended December 31, 2018	Year Ended June 30, 2018	Six Months Ended December 31, 2018	Year Ended June 30, 2018
	(Unaudited)		(Unaudited)

OPERATIONS
Net investment income	$ 6,881,582	$ 12,438,959	$ 166,267	$ 215,935
Net realized gain on investments	28,974,566	37,821,971	1,366,300	1,879,183
Net change in unrealized appreciation (depreciation) on investments	(44,362,086)	14,695,536	(3,471,429)	197,322

Net increase in net assets resulting from operations	(8,505,938)	64,956,466	(1,938,862)	2,292,440

DISTRIBUTIONS:
From net investment income and net realized gains(a)	(64,810,534)	(27,402,645)	(1,895,822)	(194,557)

Net decrease in net assets from distributions(b)	(64,810,534)	(27,402,645)	(1,895,822)	(194,557)

SHARE TRANSACTIONS:
Proceeds from sale of shares	35,465,281	98,026,171	2,611,650	3,971,588
Reinvestment of distributions	59,566,050	25,719,282	1,794,927	181,357
Cost of shares redeemed	(62,851,140)	(144,688,020)	(3,501,644)	(9,957,718)

Net increase (decrease) in net assets resulting from share transactions	32,180,191	(20,942,567)	904,933	(5,804,773)

Net increase (decrease) in net assets	(41,136,281)	16,611,254	(2,929,751)	(3,706,890)

NET ASSETS:
Beginning of period	567,513,099	550,901,845	32,816,390	36,523,280

End of period	$526,376,818	$ 567,513,099	$29,886,639	$32,816,390

SHARES ISSUED & REDEEMED
Issued.	2,340,973	6,741,303	171,529	256,503
Distributions reinvested	4,639,100	1,779,881	126,492	11,807
Redeemed	(4,247,089)	(9,878,238)	(229,560)	(653,621)

Net increase (decrease)	2,732,984	(1,357,054)	68,461	(385,311)
Outstanding at beginning of period	38,829,553	40,186,607	2,084,045	2,469,356

Outstanding at end of period	41,562,537	38,829,553	2,152,506	2,084,045

(a)

For the year ended June 30, 2018, the distributions to shareholders from net investment income were $11,665,340 and $194,557 and net realized gains were $15,737,305 and $0 for Blue Chip 35 Index and Managed Volatility Funds, respectively.

(b)	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.

See Notes to Financial Statements.

74	Semi-Annual Report | December 31, 2018 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

AGGRESSIVE INVESTORS 1

	For the Six Months Ended 12/31/18 (Unaudited)	Year Ended June 30
		2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$74.05	$66.37	$54.75	$59.15	$56.69	$43.21

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.52	0.23	(0.14)	0.31	0.02	0.11
Net Realized and Unrealized Gain (Loss)	(16.06)	7.45	12.12	(4.69)	2.56	13.73

Total from Investment Operations	(15.54)	7.68	11.98	(4.38)	2.58	13.84

Less Distributions to Shareholders from:
Net Investment Income	(0.36)	-	(0.36)	(0.02)	(0.12)	(0.36)
Net Realized Gain	(5.73)	-	-	-	-	-

Total Distributions	(6.09)	-	(0.36)	(0.02)	(0.12)	(0.36)

Net Asset Value, End of Period	$52.42	$74.05	$66.37(b)	$54.75	$59.15	$56.69

Total Return	(21.11%)(c)	11.57%(b)	21.90%(b)	(7.40%)	4.57%	32.14%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$160,762	$227,562	$224,073	$207,229	$248,046	$259,402
Expenses Before Waivers and Reimbursements	0.39%(d)(e)	0.96%	1.66%	0.63%(e)	1.32%	1.01%
Expenses After Waivers and Reimbursements	0.39%(d)	0.96%	1.66%	0.63%	1.32%	1.01%
Net Investment Income (Loss) After Waivers and Reimbursements	1.48%(d)	0.31%	(0.23%)	0.58%	0.04%	0.22%
Portfolio Turnover Rate	48%(c)	105%	153%	124%	107%	125%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Not annualized.
(d)	Annualized for periods less than one year.
(e)

For the six month period ended December 31, 2018 and the year ended June 30, 2016 the expense ratios were significantly lower than in other years, due to a negative performance adjustment to the investment advisory fee. Please refer to Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

ULTRA-SMALL COMPANY

	For the Six Months Ended 12/31/18 (Unaudited)	Year Ended June 30
		2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$32.13	$30.04	$25.99	$30.37	$41.83	$39.36

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.07	(0.04)	0.32	0.28	0.24	0.41
Net Realized and Unrealized Gain (Loss)	(6.67)	2.73	4.06	(4.39)	(3.53)	8.33

Total from Investment Operations	(6.60)	2.69	4.38	(4.11)	(3.29)	8.74

Less Distributions to Shareholders from:
Net Investment Income	(0.01)	(0.41)	(0.33)	(0.27)	(0.30)	(0.76)
Net Realized Gain	(3.10)	(0.19)	-	-	(7.87)	(5.51)

Total Distributions	(3.11)	(0.60)	(0.33)	(0.27)	(8.17)	(6.27)

Net Asset Value, End of Period	$22.42	$32.13	$30.04	$25.99	$30.37	$41.83

Total Return	(20.64)%(b)	9.13%	16.88%	(13.53)%	(7.60)%	23.72%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$72,267	$96,754	$100,984	$101,451	$127,717	$152,331
Expenses Before Waivers and Reimbursements	1.20%(c)	1.18%	1.18%	1.17%	1.11%	1.10%
Expenses After Waivers and Reimbursements	1.20%(c)	1.18%	1.18%	1.17%	1.11%	1.10%
Net Investment Income (Loss) After Waivers and Reimbursements	0.47%(c)	(0.14%)	1.14%	1.05%	0.68%	0.98%
Portfolio Turnover Rate	41%(b)	89%	113%	101%	90%	99%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized for periods less than one year.

See Notes to Financial Statements.

76	Semi-Annual Report | December 31, 2018 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

ULTRA-SMALL COMPANY MARKET

	For the Six Months Ended 12/31/18 (Unaudited)	Year Ended June 30
		2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$15.81	$14.93	$12.77	$16.18	$17.46	$15.44

Income from Investment Operations:
Net Investment Income(a)	0.06	0.08	0.17	0.12	0.12	0.12
Net Realized and Unrealized Gain (Loss)	(4.01)	2.76	3.18	(1.87)	0.38	3.66

Total from Investment Operations	(3.95)	2.84	3.35	(1.75)	0.50	3.78

Less Distributions to Shareholders from:
Net Investment Income	(0.08)	(0.02)	(0.15)	(0.13)	(0.14)	(0.18)
Net Realized Gain	(1.57)	(1.94)	(1.04)	(1.53)	(1.64)	(1.59)

Total Distributions	(1.65)	(1.96)	(1.19)	(1.66)	(1.78)	(1.77)

Paid-in Capital from Redemption Fees(a)	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.01

Net Asset Value, End of Period	$10.21	$15.81	$14.93	$12.77	$16.18	$17.46

Total Return	(25.25%)(c)(d)	20.86%(d)	26.61%(d)	(10.83%)(d)	3.72%	25.48%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$258,573	$378,144	$352,190	$331,535	$402,853	$424,096
Expenses Before Waivers and Reimbursements	0.76%(e)	0.75%	0.76%	0.75%	0.73%	0.72%
Expenses After Waivers and Reimbursements	0.75%(e)	0.75%	0.75%	0.75%	0.73%	0.72%
Net Investment Income After Waivers and Reimbursements	0.79%(e)	0.52%	1.21%	0.91%	0.74%	0.73%
Portfolio Turnover Rate	20%(c)	35%	31%	41%	32%	29%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Not annualized.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

SMALL-CAP GROWTH

	For the Six Months Ended 12/31/18 (Unaudited)	Year Ended June 30
		2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$30.32	$24.92	$20.33	$21.17	$18.68	$15.11

Income from Investment Operations:
Net Investment Income (Loss)(a)	-	0.09	0.06	0.07	(0.01)	0.01
Net Realized and Unrealized Gain (Loss)	(5.69)	5.36	4.60	(0.91)	2.51	3.63

Total from Investment Operations	(5.69)	5.45	4.66	(0.84)	2.50	3.64

Less Distributions to Shareholders from:
Net Investment Income	(0.10)	(0.05)	(0.07)	-	(0.01)	(0.07)
Net Realized Gain	(2.48)	-	-	-	-	-

Total Distributions	(2.58)	(0.05)	(0.07)	-	(0.01)	(0.07)

Net Asset Value, End of Period	$22.05	$30.32	$24.92	$20.33	$21.17	$18.68

Total Return(b)	(19.00%)(c)	21.91%	22.97%	(3.97%)	13.41%	24.11%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$42,010	$55,472	$46,544	$36,394	$36,801	$33,419
Expenses Before Waivers and Reimbursements	1.08%(d)	1.08%	1.16%	1.20%	1.08%	1.07%
Expenses After Waivers and Reimbursements	0.94%(d)	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income (Loss) After Waivers and Reimbursements	0.01%(d)	0.35%	0.24%	0.36%	(0.07%)	0.06%
Portfolio Turnover Rate	55%(c)	122%	136%	137%	123%	121%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.
(c)	Not annualized.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

78	Semi-Annual Report | December 31, 2018 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

SMALL-CAP VALUE

	For the Six Months Ended 12/31/18 (Unaudited)	Year Ended June 30
		2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$29.60	$24.82	$20.87	$22.40	$23.06	$19.21

Income from Investment Operations:
Net Investment Income(a)	0.30	0.20	0.22	0.29	0.29	0.15
Net Realized and Unrealized Gain (Loss)	(6.76)	4.81	3.97	(1.43)	(0.78)	3.80

Total from Investment Operations	(6.46)	5.01	4.19	(1.14)	(0.49)	3.95

Less Distributions to Shareholders from:
Net Investment Income	(0.24)	(0.23)	(0.24)	(0.39)	(0.17)	(0.10)
Net Realized Gain	(3.87)	-	-	-	-	-

Total Distributions	(4.11)	(0.23)	(0.24)	(0.39)	(0.17)	(0.10)

Net Asset Value, End of Period	$19.03	$29.60	$24.82	$20.87	$22.40	$23.06

Total Return(b)	(22.08%)(c)	20.32%	20.08%	(5.02%)	(2.10%)	20.63%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$50,104	$69,317	$61,981	$58,741	$73,241	$85,782
Expenses Before Waivers and Reimbursements	0.97%(d)	0.94%	0.98%	1.03%	0.98%	0.97%
Expenses After Waivers and Reimbursements	0.94%(d)	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	2.14%(d)	0.74%	0.95%	1.41%	1.30%	0.71%
Portfolio Turnover Rate	41%(c)	78%	77%	62%	74%	83%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.
(c)	Not annualized.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

BLUE CHIP 35 INDEX

	For the Six Months Ended 12/31/18 (Unaudited)	Year Ended June 30
		2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$14.62	$13.71	$12.28	$11.81	$11.39	$9.59

Income from Investment Operations:
Net Investment Income(a)	0.18	0.31	0.30	0.28	0.26	0.23
Net Realized and Unrealized Gain (Loss)	(0.42)	1.33	1.44	0.49	0.39	1.77

Total from Investment Operations	(0.24)	1.64	1.74	0.77	0.65	2.00

Less Distributions to Shareholders from:
Net Investment Income	(0.31)	(0.31)	(0.31)	(0.30)	(0.23)	(0.20)
Net Realized Gain	(1.41)	(0.42)	-	-	-	-

Total Distributions	(1.72)	(0.73)	(0.31)	(0.30)	(0.23)	(0.20)

Net Asset Value, End of Period	$12.66	$14.62	$13.71	$12.28	$11.81	$11.39

Total Return(b)	(1.81%)(c)	11.98%	14.33%	6.60%	5.77%	21.11%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$526,377	$567,513	$550,902	$571,644	$600,823	$556,985
Expenses Before Waivers and Reimbursements	0.22%(d)	0.22%	0.25%	0.25%	0.23%	0.25%
Expenses After Waivers and Reimbursements	0.15%(d)	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income After Waivers and Reimbursements	2.32%(d)	2.17%	2.30%	2.42%	2.19%	2.20%
Portfolio Turnover Rate	17%(c)	14%	17%	23%	19%	28%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.
(c)	Not annualized.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

80	Semi-Annual Report | December 31, 2018 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

MANAGED VOLATILITY

	For the Six Months Ended 12/31/18 (Unaudited)	Year Ended June 30
		2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$15.75	$14.79	$14.20	$14.05	$13.94	$12.75

Income from Investment Operations:
Net Investment Income(a)	0.08	0.10	0.06	0.04	0.00(b)	0.02
Net Realized and Unrealized Gain (Loss)	(1.03)	0.95	0.59	0.11	0.13	1.20

Total from Investment Operations	(0.95)	1.05	0.65	0.15	0.13	1.22

Less Distributions to Shareholders from:
Net Investment Income	(0.14)	(0.09)	(0.06)	0.00(b)	(0.02)	(0.03)
Net Realized Gain	(0.78)	-	-	-	-	-

Total Distributions	(0.92)	(0.09)	(0.06)	0.00(b)	(0.02)	(0.03)

Net Asset Value, End of Period	$13.88	$15.75	$14.79	$14.20	$14.05	$13.94

Total Return(c)	(6.17%)(d)	7.11%	4.59%	1.10%	0.92%	9.61%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$29,887	$32,816	$36,523	$57,586	$59,008	$46,908
Expenses Before Waivers and Reimbursements	1.25%(e)	1.20%	1.12%	1.06%	1.04%	1.14%
Expenses After Waivers and Reimbursements	0.94%(e)	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	1.02%(e)	0.64%	0.42%	0.31%	0.03%	0.17%
Portfolio Turnover Rate	23%(d)	50%	50%	54%	38%	39%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Not annualized.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with nine investment funds as of December 31, 2018. The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, Small-Cap Value, Blue Chip 35 Index and Managed Volatility Funds are presented in this report (each is referred to as a “Fund” and collectively, the “Funds”). The Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are included in a separate report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of December 31, 2018, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Growth, and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth and Small-Cap Value Funds seek to provide a long-term total return on capital, primarily through capital appreciation.

The Blue Chip 35 Index Fund seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

New Accounting Pronouncements The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the six months ended December 31, 2018.

Securities, Options, Futures and Other Investments Valuation Other than options, securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

their primary exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Fixed income securities are valued on the basis of current market quotations provided by a pricing service. Options are valued at the close if there is trading volume and, if there is no trading volume, the options are valued at the bid on long positions and the ask on the short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Investments Money Market Government Portfolio - Class I, which is held by each Fund, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment.

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2018 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the period ended December 31, 2018, there were no transfers between Level 1 and Level 2 in any of the Funds. Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending Upon lending its securities to third parties, each participating Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. The remaining contractual maturity of all securities lending transactions is overnight and continuous. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value. During the period ended December 31, 2018 the Blue Chip 35 Index Fund did not have any securities lending transactions.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

The following table is a summary of the Funds’ securities loaned and related collateral, which are subject to a netting agreement as of December 31, 2018:

Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received[2]	Net Amount

Aggressive Investors 1
Securities lending	$ 2,649,094	-	$ 2,649,094	-	$ 2,649,094	-

Ultra-Small Company
Securities lending	$ 7,088,959	-	$ 7,088,959	-	$ 7,088,959	-

Ultra-Small Company Market
Securities lending	$22,264,499	-	$22,264,499	-	$22,264,499	-

Small-Cap Growth
Securities lending	$ 3,248,555	-	$ 3,248,555	-	$ 3,248,555	-

Small-Cap Value
Securities lending	$ 3,164,772	-	$ 3,164,772	-	$ 3,164,772	-

[1]	Securities loaned with a value of $1,589 and $59,784 in Ultra-Small Company and Ultra-Small Company Market, respectively, have been sold and are pending settlement on January 2, 2019.
[2]

Collateral with a value of $2,746,838, $7,314,718, $23,396,252, $3,394,722, and $3,349,453 has been received in connection with securities lending of Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, and Small-Cap Value, respectively. Excess of collateral received from an individual counterparty is not shown here for financial reporting purposes.

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2018 the collateral consisted of an institutional government money market fund.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk The Funds maintain cash and securities in its custody account maintained by a high-credit, quality financial institution. Cash balances may, at times, exceed the FDIC insurance limit. Cash balances are generally invested in a short-term investment vehicle, which minimizes the risk of cash balances exceeding the FDIC insurance limit.

Risks and Uncertainties The Funds provide for various investment options, including stocks, bonds and call and put options. Such investments are exposed to risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Managed Volatility Fund, discounts and premiums are accreted/amortized on the effective interest method.

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives

The Funds’ use of derivatives for the period ended December 31, 2018 was limited to futures contracts, purchased options, and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds, categorized by primary underlying risk.

Primary Underlying Risk/Fund	Derivative Assets	Derivative Liabilities	Location on Statement of Assets and Liabilities

Equity Risk
Managed Volatility:
Written Put Options	-	$188,945	Put options written at value
Written Call Options	-	251,096	Call options written at value

Primary Underlying Risk/Fund	Amount of Realized Gain (Loss) on Derivatives	Amount of Unrealized Gain (Loss) on Derivatives	Location of Gain (Loss) in the Statement of Operations

Equity Risk
Managed Volatility:
Written Options	$525,427		Realized Gain (Loss) on Written Options
			Change in Unrealized Appreciation
		$30,702	(Depreciation) on Written Options
Futures Contracts	$499,544	-	Realized Gain (Loss) on Futures Contracts

The derivative instruments outstanding as of December 31, 2018, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statements of Operations, serve as indicators of the volume of derivatives activity for the Funds.

Futures Contracts The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or U.S. Government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of December 31, 2018, the Funds had no open futures contracts.

Options The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option that a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis; that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes.

Outstanding written options as of December 31, 2018 for the Managed Volatility Fund are included in the Schedule of Investments. The Aggressive Investors 1 Fund had no transactions in written options during the period ended December 31, 2018.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any excess over $1 billion.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays advisory fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period when the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s advisory fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of each Fund’s average daily net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip 35 Index: The Fund’s advisory fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Managed Volatility: The Fund’s advisory fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the period ended December 31, 2018. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Period Ended 12/31/18

Aggressive Investors 1	1.75%	-
Ultra-Small Company	1.85%	-
Ultra-Small Company Market	0.75%	$ 22,328
Small-Cap Growth	0.94%	36,833
Small-Cap Value	0.94%	11,282
Blue Chip 35 Index	0.15%	217,710
Managed Volatility	0.94%	51,290

Other Related Party Transactions: The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales during the period ended December 31, 2018 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Aggressive Investors 1	-	$3,246,300
Ultra-Small Company	$ 6,000,747	7,219,026
Ultra-Small Company Market	11,429,000	8,729,585
Small-Cap Growth	1,901,464	1,065,744
Small-Cap Value	1,675,451	1,234,950

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $775,000, payable in equal monthly installments. For the allocation of this expense to each of the Funds, please see the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

Board of Directors Compensation Effective November 8, 2018, Independent Directors are paid an annual retainer of $20,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. In addition, Independent Directors are paid $11,000 per meeting for meeting fees. Prior to November 8, 2018, Independent Directors were paid an annual retainer of $15,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair, and $9,000 per meeting. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

Each Independent Director receives this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Funds.

4. Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated May 31, 2017. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2018 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$ -	$100,200,578	$ -	$118,900,082
Ultra-Small Company	-	37,519,030	-	41,854,348
Ultra-Small Company Market	-	68,607,390	-	89,562,326
Small-Cap Growth	-	28,704,620	-	31,322,768
Small-Cap Value	-	26,130,262	-	27,697,488
Blue Chip 35 Index	-	97,362,502	-	123,548,793
Managed Volatility	-	8,590,958	-	4,793,367

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2018, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$ 5,721,826	$ 6,237,918	$ 55,061,048
Gross depreciation (excess of tax cost over value)	(30,176,353)	(17,601,817)	(55,056,468)

Net unrealized appreciation (depreciation)	$(24,454,527)	$ (11,363,899)	$ 4,580

Cost of investments for income tax purposes	$187,685,939	$ 91,069,969	$ 283,899,847

	Small-Cap Growth	Small-Cap Value
Gross appreciation (excess of value over tax cost)	$ 4,671,928	$ 3,546,678
Gross depreciation (excess of tax cost over value)	(5,971,692)	(10,907,025)

Net unrealized (depreciation)	$ (1,299,764)	$ (7,360,347)

Cost of investments for income tax purposes	$46,760,956	$ 60,914,543

	Blue Chip 35 Index	Managed Volatility
Gross appreciation (excess of value over tax cost)	$228,108,312	$ 5,455,034
Gross depreciation (excess of tax cost over value)	(14,777,601)	(2,122,807)

Net unrealized appreciation	$213,330,711	$ 3,332,227

Cost of investments for income tax purposes	$312,320,888	$27,538,561

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale and straddle loss deferrals and basis adjustments on investments in business development companies, partnerships and passive foreign investment companies (PFICs).

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2018 and June 30, 2017, respectively, are as follows:

	Aggressive Investors 1		Ultra-Small Company
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017

Distributions paid from:
Ordinary Income	$ -	$1,255,319	$1,299,999	$1,212,208
Long-Term Capital Gain	-	-	614,549	-
Total	$ -	$1,255,319	$1,914,548	$1,212,208

	Ultra-Small Company Market		Small-Cap Growth
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017

Distributions paid from:
Ordinary Income	$449,185	$3,465,525	$98,928	$128,436
Long-Term Capital Gain	43,056,482	24,304,051	-	-
Total	$43,505,667	$27,769,576	$98,928	$128,436

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

	Small-Cap Value		Blue Chip 35 Index
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017

Distributions paid from:
Ordinary Income	$547,906	$644,905	$11,665,340	$13,425,245
Long-Term Capital Gain	-	-	15,737,305	-
Total	$547,906	$644,905	$27,402,645	$13,425,245

	Managed Volatility
	Year Ended June 30, 2018	Year Ended June 30, 2017

Distributions paid from:
Ordinary Income	$194,557	$195,475
Total	$194,557	$195,475

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses.

As of June 30, 2018, the Funds had no remaining capital loss carryovers.

Capital loss carryovers utilized during the period ended June 30, 2018 were as follows:

Bridgeway Fund	Capital Loss Carryover Utilized

Aggressive Investors 1	$12,329,001
Small-Cap Growth	6,535,338
Small-Cap Value	10,753,725
Managed Volatility	1,499,825

During the period ended June 30, 2018, Aggressive Investors 1 and Small-Cap Value Funds had capital loss carryforwards expire in the amounts of $3,765,316 and $9,257,491, respectively.

Components of Accumulated Earnings As of June 30, 2018, the components of accumulated earnings on a tax basis were:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Accumulated Net Investment Income	$ 603,857	$ 31,332	$ 1,740,460
Accumulated Net Realized Gain (Loss) on Investments	—	8,945,423	23,579,264
Net Unrealized Appreciation of Investments	16,928,088	7,575,672	103,950,003
Total	$17,531,945	$16,552,427	$129,269,727

	Small-Cap Growth	Small-Cap Value
Accumulated Net Investment Income	$ 173,020	$ 468,066
Accumulated Net Realized Gain (Loss) on Investments	709,647	—
Net Unrealized Appreciation of Investments	8,085,334	7,971,513
Total	$8,968,001	$8,439,579

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

	Blue Chip 35 Index	Managed Volatility
Accumulated Net Investment Income	$ 4,947,291	$ 201,988
Accumulated Net Realized Gain (Loss) on Investments	31,804,950	376,724
Net Unrealized Appreciation of Investments	257,587,770	6,835,023
Total	$294,340,011	$7,413,735

For the fiscal year June 30, 2018, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Paid-In Capital	$(3,765,316)	$ 320,784	$ 2,721,756
Undistributed Net Investment Income	(1)	289,672	(151,346)
Accumulated Net Realized Gain (Loss) on Investments	3,765,317	(610,456)	(2,570,410)

	Increase (Decrease)
	Small-Cap Growth	Small-Cap Value
Paid-In Capital	$ -	$(9,257,491)
Undistributed Net Investment Income	-	-
Accumulated Net Realized Gain (Loss) on Investments	-	9,257,491

	Increase (Decrease)
	Blue Chip 35 Index	Managed Volatility
Paid-In Capital	$ 3,143,030	$ -
Undistributed Net Investment Income	(995,117)	-
Accumulated Net Realized Gain (Loss) on Investments	(2,147,913)	-

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes, redesignation of dividends paid and investments in real estate investment trusts, business development companies, partnerships and passive foreign investment companies (PFICs).

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 12, 2019. Advances under the Facility are limited to $15,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.085% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

For the period ended December 31, 2018, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	3.63%	$1,394,143	35	$4,847	$7,380,000
Ultra-Small Company	3.62%	702,906	32	2,229	1,413,000
Ultra-Small Company Market	3.49%	811,349	43	3,335	2,406,000
Small-Cap Growth	3.52%	621,667	3	180	1,440,000
Small-Cap Value	3.56%	415,200	10	405	943,000
Blue Chip 35 Index	3.55%	514,875	96	4,810	2,029,000
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

On December 31, 2018, Aggressive Investors 1 and Ultra-Small Company Market Funds had loans outstanding in the amounts of $7,380,000, and $2,406,000, respectively, exclusive of interest payable on the loans.

8. Redemption Fees

In Ultra-Small Company Market Fund, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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OTHER INFORMATION

December 31, 2018 (Unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2018 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

2. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

94	Semi-Annual Report | December 31, 2018 (Unaudited)

DISCLOSURE OF FUND EXPENSES

December 31, 2018 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market Fund under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2018 and held until December 31, 2018.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/18	Ending Account Value at 12/31/18	Expense Ratio	Expenses Paid During Period* 7/1/18 -12/31/18

Bridgeway Aggressive Investors 1 Fund
Actual Fund Return	$1,000.00	$ 788.90	0.39%	$1.76
Hypothetical Fund Return	$1,000.00	$1,023.24	0.39%	$1.99

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$ 793.60	1.20%	$5.43
Hypothetical Fund Return	$1,000.00	$1,019.16	1.20%	$6.11

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$ 747.50	0.75%	$3.30
Hypothetical Fund Return	$1,000.00	$1,021.42	0.75%	$3.82

Bridgeway Small-Cap Growth Fund
Actual Fund Return	$1,000.00	$ 810.00	0.94%	$4.29
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$ 779.20	0.94%	$4.22
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

Bridgeway Blue Chip 35 Index Fund
Actual Fund Return	$1,000.00	$ 981.90	0.15%	$0.75
Hypothetical Fund Return	$1,000.00	$1,024.45	0.15%	$0.77

www.bridgeway.com	95

DISCLOSURE OF FUND EXPENSES (continued)

December 31, 2018 (Unaudited)

	Beginning Account Value at 7/1/18	Ending Account Value at 12/31/18	Expense Ratio	Expenses Paid During Period* 7/1/18 - 12/31/18

Bridgeway Managed Volatility
Actual Fund Return	$1,000.00	$ 938.30	0.94%	$4.59
Hypothetical Fund Return	$1,000.00	$1,020.47	0.94%	$4.79

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (184) divided by the number of days in the fiscal year (365).

96	Semi-Annual Report | December 31, 2018 (Unaudited)

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99

BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

A no-load mutual fund family

Semi-Annual Report
December 31, 2018 (Unaudited)
OMNI SMALL-CAP VALUE	BOSVX
OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.bridgeway.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-661-3550.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-661-3550 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or to all Funds held with the fund complex if you invest directly with a Fund.

www.bridgeway.com

Bridgeway Funds Standardized Returns as of December 31, 2018 (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]

Omni Small-Cap Value	-22.31%	-22.04%	-17.15%	2.15%	9.67%	8/31/2011	0.70%[1]	0.60%[1]
Omni Tax-Managed Small-Cap Value	-22.13%	-21.35%	-16.08%	2.50%	7.52%	12/31/2010	0.70%[1]	0.60%[1]

[1]

Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser is contractually obligated to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2018.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains. Periods of less than one year are not annualized.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2018

Dear Fellow Shareholders,

At Bridgeway, we share a passion for applying logic, data and evidence to develop investment solutions. Our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are constructed based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisers. We are committed to advisers and their clients who take a long-term perspective and whose investment goals fit our unique capabilities: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

Performance across domestic equity markets was negative for the December 2018 quarter. Broad market returns for the quarter were down -14.30%, as represented by the Russell 3000 Index.

For the calendar year ended December 31, 2018, broad market stocks were down -5.24%, as represented by the Russell 3000 Index. Growth stocks outperformed value stocks in all size categories, and larger stocks outperformed smaller ones. As a result, large-cap growth stocks, as represented by the Russell 1000 Growth Index, performed the best, returning -1.51%. Small-cap value stocks, as represented by the Russell 2000 Value Index, performed the worst, returning -12.86%.

The following table presents returns for broad market, small-cap, mid-cap, and large-cap stocks, as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in returns among U.S. stock returns.

Russell Style-Based Indexes Ranked by Performance for the Quarter and Calendar Year Ended December 31, 2018

	Quarter	Calendar Year
Best	-11.72%	-1.51%
Performing	Russell 1000 Value Index	Russell 1000 Growth Index
	-12.24%	-2.12%
	Russell 3000 Value Index	Russell 3000 Growth Index
	-14.95%	-4.75%
	Russell Midcap Value Index	Russell Midcap Growth Index
	-15.89%	-8.27%
	Russell 1000 Growth Index	Russell 1000 Value Index
	-15.99%	-8.58%
	Russell Midcap Growth Index	Russell 3000 Value Index
	-16.33%	-9.31%
	Russell 3000 Growth Index	Russell 2000 Growth Index
	-18.67%	-12.29%
	Russell 2000 Value Index	Russell Midcap Value Index
Worst	-21.65%	-12.86%
Performing	Russell 2000 Growth Index	Russell 2000 Value Index

The Bridgeway Omni Funds in this annual report are asset class exposure strategies that seek broad diversification and risk premium exposure with low tracking error. These Funds were designed to capture the size and style benefits within the small-cap value asset class.

2	Semi-Annual Report | December 31, 2018 (Unaudited)

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2018

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2018, our Fund returned -22.31%, underperforming our primary market benchmark, the Russell 2000 Value Index (-18.67%).

For the calendar year, our Fund returned -17.15%, underperforming the Russell 2000 Value Index (-12.86%).

The table below presents our December quarter, six-month, one-year, five-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2018

				Annualized
	Quarter	6 Months	1 Year	5 Years	Since Inception (8/31/11)

Omni Small-Cap Value Fund	-22.31%	-22.04%	-17.15%	2.15%	9.67%
Russell 2000 Value Index	-18.67%	-17.36%	-12.86%	3.61%	9.60%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

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Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 31, 2011 to December 31, 2018

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of December 31, 2018, we held 665 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s primary design features worked against it during the quarter: A tilt toward smaller stocks in the small-cap value universe and a tilt toward deeper value stocks across multiple value metrics were a drag on relative results. In addition, an overweighting in higher momentum stocks hurt relative results.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) and Utilities stocks. Our lack of exposure to both REITs and Utilities stocks detracted from relative performance during the quarter.

Detailed Explanation of Calendar Year Performance

The Fund’s tilt toward deeper value stocks across multiple value metrics detracted from relative results during the calendar year. An overweighting in higher momentum stocks also hurt relative performance. However, a tilt toward smaller stocks in the small-cap value universe boosted the Fund’s relative performance, as the benchmark’s smaller stocks outperformed their larger counterparts during the year.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) and Utilities stocks. This positioning hurt relative results, particularly as Utilities was the benchmark’s best performing sector during the 12-month period.

4	Semi-Annual Report | December 31, 2018 (Unaudited)

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2018

Rank	Description	Industry	% of Net Assets
1	Iridium Communications, Inc.	Communication Services	0.8%
2	iShares Russell 2000 Value ETF	Exchange Traded Fund	0.6%
3	International Speedway Corp., Class A	Consumer Discretionary	0.6%
4	Navigators Group, Inc. (The)	Financials	0.6%
5	Marcus Corp. (The)	Communication Services	0.6%
6	TTM Technologies, Inc.	Information Technology	0.6%
7	Insight Enterprises, Inc.	Information Technology	0.6%
8	First BanCorp Puerto Rico	Financials	0.6%
9	Navigant Consulting, Inc.	Industrials	0.6%
10	Argo Group International Holdings, Ltd.	Financials	0.6%
	Total		6.2%

Industry Sector Representation as of December 31, 2018

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	5.7%	3.1%	2.6%
Consumer Discretionary	17.1%	9.4%	7.7%
Consumer Staples	2.4%	2.6%	-0.2%
Energy	12.1%	5.4%	6.7%
Financials	28.9%	29.5%	-0.6%
Health Care	3.5%	4.3%	-0.8%
Industrials	15.1%	11.8%	3.3%
Information Technology	7.0%	10.8%	-3.8%
Materials	5.4%	4.1%	1.3%
Real Estate	0.2%	11.7%	-11.5%
Utilities	0.0%	7.3%	-7.3%
Cash & Other Assets	2.6%	0.0%	2.6%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2018, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	5

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

6	Semi-Annual Report | December 31, 2018 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2018

Industry	Company	Shares	Value
COMMON STOCKS - 97.43%
Communication Services - 5.73%
	AH Belo Corp., Class A	15,000	$ 50,550
	Alaska Communications Systems Group, Inc.*	377,100	543,024
	AMC Entertainment Holdings, Inc., Class A+	261,900	3,216,132
	ATN International, Inc.	28,500	2,038,605
	Beasley Broadcast Group, Inc., Class A	2,500	9,375
	Cars.com, Inc.*	195,000	4,192,500
	Consolidated Communi-cations Holdings, Inc.	310,000	3,062,800
	DHI Group, Inc.*	110,000	167,200
	Emmis Communications Corp., Class A*	62,600	199,694
	Entercom Communications Corp., Class A	320,225	1,828,485
	Entravision Communications Corp., Class A	59,700	173,727
	Eros International PLC*+	161,100	1,335,519
	EW Scripps Co. (The), Class A	220,000	3,460,600
	Gannett Co., Inc.	316,700	2,701,451
	Gray Television, Inc.*	256,200	3,776,388
	Iridium Communications, Inc.*	391,325	7,219,946
	Marcus Corp. (The)	130,150	5,140,925
	New Media Investment Group, Inc.	208,500	2,412,345
	Saga Communications, Inc., Class A	8,761	291,128
	Salem Media Group, Inc.	24,800	51,832
	Scholastic Corp.	95,800	3,856,908
	SPAR Group, Inc.*	46,500	23,343
	Spok Holdings, Inc.	118,864	1,576,137
	Townsquare Media, Inc., Class A	265,556	1,083,468
	Tribune Publishing Co.*	15,000	170,100
	Urban One, Inc.*	101,800	163,898

			48,746,080

Consumer Discretionary - 17.13%
	1-800-Flowers.com, Inc., Class A*	60,000	733,800
	Abercrombie & Fitch Co., Class A	210,000	4,210,500
	AMCON Distributing Co.	1,350	134,662
	American Axle & Manufacturing Holdings, Inc.*	234,700	2,605,170
	American Outdoor Brands Corp.*	154,327	1,984,645
	American Public Education, Inc.*	37,600	1,070,096

Industry	Company	Shares	Value

Consumer Discretionary (continued)
	Appliance Recycling Centers of America, Inc.*	2,900	$ 1,276
	Ark Restaurants Corp.	12,600	231,336
	Ascena Retail Group, Inc.*	726,500	1,823,515
	Barnes & Noble Education, Inc.*	181,824	729,114
	Barnes & Noble, Inc.	172,900	1,225,861
	Bassett Furniture Industries, Inc.	80,500	1,613,220
	BBX Capital Corp.	351,039	2,011,453
	Beazer Homes USA, Inc.*	120,000	1,137,600
	Big Lots, Inc.	80,000	2,313,600
	Biglari Holdings, Inc., Class A*	210	123,411
	Biglari Holdings, Inc., Class B*	2,100	238,518
	BJ’s Restaurants, Inc.	59,000	2,983,630
	Boot Barn Holdings, Inc.*	54,000	919,620
	Buckle, Inc. (The)+	75,400	1,458,236
	Build-A-Bear Workshop, Inc.*	49,500	195,525
	Caleres, Inc.	123,500	3,437,005
	Canterbury Park Holding Corp.	3,900	54,249
	Carriage Services, Inc.	40,000	620,000
	Carrols Restaurant Group, Inc.*	75,900	746,856
	Cato Corp. (The), Class A	80,000	1,141,600
	Century Casinos, Inc.*	124,600	920,794
	Chico’s FAS, Inc.	366,200	2,058,044
	China Automotive Systems, Inc.*	37,500	91,500
	China XD Plastics Co., Ltd.*	163,000	286,880
	Citi Trends, Inc.	78,840	1,607,548
	Conn’s, Inc.*	103,000	1,942,580
	Container Store Group, Inc. (The)*	141,150	673,285
	Cooper Tire & Rubber Co.	96,350	3,114,995
	Cooper-Standard Holdings, Inc.*	51,000	3,168,120
	Crown Crafts, Inc.	13,050	70,470
	CSS Industries, Inc.	11,800	105,846
	Del Frisco’s Restaurant Group, Inc.*	39,700	283,855
	Del Taco Restaurants, Inc.*	102,300	1,021,977
	Delta Apparel, Inc.*	25,500	439,365
	Destination Maternity Corp.*	9,800	27,832
	Destination XL Group, Inc.*	139,800	303,366
	Dillard’s, Inc., Class A+	68,000	4,101,080
	DSW, Inc., Class A	186,500	4,606,550
	El Pollo Loco Holdings, Inc.*	90,500	1,372,885
	Escalade, Inc.	3,600	41,220

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Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2018

Industry	Company	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
	Ethan Allen Interiors, Inc.	82,500	$1,451,175
	EVINE Live, Inc.*	202,700	80,857
	Express, Inc.*+	292,000	1,492,120
	Fiesta Restaurant Group, Inc.*	20,800	322,608
	Flanigan’s Enterprises, Inc.	2,500	63,525
	Flexsteel Industries, Inc.	4,800	105,984
	Fossil Group, Inc.*	150,000	2,359,500
	Full House Resorts, Inc.*	71,000	143,420
	GameStop Corp., Class A+	200,000	2,524,000
	Gaming Partners International Corp.	1,200	15,600
	Genesco, Inc.*	60,000	2,658,000
	Good Times Restaurants, Inc.*	43,000	107,500
	Group 1 Automotive, Inc.	59,000	3,110,480
	Haverty Furniture Cos, Inc.	98,400	1,847,952
	Hibbett Sports, Inc.*	76,900	1,099,670
	Houghton Mifflin Harcourt Co.*	275,000	2,436,500
	International Speedway Corp., Class A	118,456	5,195,480
	J Alexander’s Holdings, Inc.*	49,950	411,088
	J. Jill, Inc.*	70,000	373,100
	K12, Inc.*	121,217	3,004,969
	KB Home	175,900	3,359,690
	Kirkland’s, Inc.*	54,000	514,620
	Lakeland Industries, Inc.*	30,050	313,722
	Lands’ End, Inc.*+	91,500	1,300,215
	La-Z-Boy, Inc.,	9,500	263,245
	Libbey, Inc.	30,000	116,400
	Lifetime Brands, Inc.	60,900	610,827
	Live Ventures, Inc.*+	3,200	21,504
	Luby’s, Inc.*	75,800	90,960
	MarineMax, Inc.*	80,000	1,464,800
	MDC Holdings, Inc.	131,760	3,703,774
	Meritage Homes Corp.*	66,442	2,439,750
	Modine Manufacturing Co.*	142,900	1,544,749
	Movado Group, Inc.	45,000	1,422,900
	Nevada Gold & Casinos,
	Inc.*+	38,300	91,154
	Office Depot, Inc.	1,150,000	2,967,000
	P&F Industries, Inc., Class A	696	5,380
	Papa Murphy’s Holdings, Inc.*+	65,000	308,750
	Party City Holdco, Inc.*+	273,200	2,726,536
	Peak Resorts, Inc.	114,000	533,520
	Pier 1 Imports, Inc.	136,200	41,650
	Red Robin Gourmet
	Burgers, Inc.*	17,000	454,240
	Regis Corp.*	153,150	2,595,892

Industry	Company	Shares	Value

Consumer Discretionary (continued)
	Rent-A-Center, Inc.*	65,500	$1,060,445
	Rocky Brands, Inc.	28,300	735,800
	RTW RetailWinds, Inc.*	126,700	358,561
	Shiloh Industries, Inc.*	71,500	416,845
	Shoe Carnival, Inc.	63,600	2,131,236
	Signet Jewelers, Ltd.	105,000	3,335,850
	Sonic Automotive, Inc., Class A	119,100	1,638,816
	SORL Auto Parts, Inc.*+	129,900	244,212
	Speedway Motorsports, Inc.	145,700	2,370,539
	Stage Stores, Inc.+	100,000	74,000
	Stein Mart, Inc.*	83,200	89,024
	Stoneridge, Inc.*	50,000	1,232,500
	Strattec Security Corp.+	25,900	745,920
	Superior Industries International, Inc.	92,500	444,925
	Tandy Leather Factory, Inc.*	8,000	45,440
	Tilly’s, Inc., Class A	125,300	1,360,758
	Tower International, Inc.	52,000	1,237,600
	TravelCenters of America, LLC*	176,000	661,760
	TRI Pointe Group, Inc.*	266,000	2,907,380
	Tuesday Morning Corp.*+	236,000	401,200
	Unifi, Inc.*	31,900	728,596
	US Auto Parts Network, Inc.*	98,900	89,999
	Vera Bradley, Inc.*	149,200	1,278,644
	Vista Outdoor, Inc.*	162,500	1,844,375
	Vitamin Shoppe, Inc.*	100,000	474,000
	VOXX International Corp.*	65,000	257,400
	Weyco Group, Inc.	20,200	589,234
	William Lyon Homes, Class A*+	80,500	860,545
	Zumiez, Inc.*	119,400	2,288,898

			145,581,998

Consumer Staples - 2.36%
	Alico, Inc.	10,461	308,599
	Andersons, Inc. (The)	88,100	2,633,309
	Dean Foods Co.	245,000	933,450
	Hostess Brands, Inc.*	282,300	3,088,362
	Ingles Markets, Inc., Class A	79,900	2,174,878
	Landec Corp.*	16,000	189,440
	Mannatech, Inc.	8,400	157,920
	Natural Alternatives International, Inc.*	18,100	177,923
	Natural Grocers by Vitamin Cottage, Inc.*	25,000	383,250
	Natural Health Trends Corp.	3,000	55,470
	Nature’s Sunshine Products, Inc.*	3,000	24,450

8	Semi-Annual Report | December 31, 2018 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2018

Industry	Company	Shares	Value
Common Stocks (continued)
Consumer Staples (continued)
	S&W Seed Co.*+	7,000	$ 12,670
	Seneca Foods Corp., Class A*	40,100	1,131,622
	Smart & Final Stores, Inc.*	162,394	769,748
	SpartanNash Co.	145,946	2,507,352
	United Natural Foods, Inc.*	78,300	829,197
	Village Super Market, Inc., Class A	35,709	954,859
	Weis Markets, Inc.+	78,125	3,732,812

			20,065,311

Energy - 12.11%
	Adams Resources & Energy, Inc.	23,100	894,201
	Approach Resources, Inc.*	214,026	186,631
	Arch Coal, Inc., Class A	55,500	4,605,945
	Archrock, Inc.	447,000	3,348,030
	Ardmore Shipping Corp.*	127,688	596,303
	Bonanza Creek Energy, Inc.*	60,000	1,240,200
	Bristow Group, Inc.*+	20,500	49,815
	Callon Petroleum Co.*	60,000	389,400
	Carrizo Oil & Gas, Inc.*	235,800	2,662,182
	Clean Energy Fuels Corp.*	300,000	516,000
	Cloud Peak Energy, Inc.*	221,500	81,135
	Contango Oil & Gas Co.*	102,500	333,125
	Dawson Geophysical Co.*	57,250	193,505
	Delek US Holdings, Inc.	32,080	1,042,921
	Denbury Resources, Inc.*	1,690,000	2,889,900
	DHT Holdings, Inc.	347,322	1,361,502
	Diamond Offshore Drilling, Inc.*+	326,000	3,077,440
	Dorian LPG, Ltd.*	130,500	760,815
	Earthstone Energy, Inc., Class A*	75,000	339,000
	Eclipse Resources Corp.*	538,700	565,635
	Ensco PLC, Class A+	248,000	882,880
	EP Energy Corp., Class A*	464,000	324,800
	Era Group, Inc.*	45,800	400,292
	Euronav NV	125,442	869,313
	Exterran Corp.*	92,000	1,628,400
	Extraction Oil & Gas, Inc.*+	390,400	1,674,816
	Forum Energy Technologies, Inc.*	48,310	199,520
	Frontline, Ltd.*+	180,000	995,400
	GasLog, Ltd.	239,300	3,938,878
	Gran Tierra Energy, Inc.*	1,299,900	2,820,783
	Green Plains, Inc.	110,200	1,444,722
	Gulf Island Fabrication, Inc.*	15,000	108,300
	Halcon Resources Corp.*+	280,000	476,000
	Hallador Energy Co.	166,600	844,662
	Helix Energy Solutions Group, Inc.*	545,500	2,951,155

Industry	Company	Shares	Value

Energy (continued)
	HighPoint Resources Corp.*	452,546	$1,126,840
	Independence Contract Drilling, Inc.*+	83,319	259,955
	International Seaways, Inc.*	438	7,376
	Keane Group, Inc.*	200,000	1,636,000
	Lonestar Resources US, Inc., Class A*	117,000	427,050
	Mammoth Energy Services, Inc.	134,000	2,409,320
	Matador Resources Co.*	37,000	574,610
	Matrix Service Co.*	62,500	1,121,250
	McDermott International, Inc.*+	325,131	2,126,357
	Midstates Petroleum Co., Inc.*	66,000	495,660
	Mitcham Industries, Inc.*	15,100	38,656
	Nabors Industries, Ltd.	810,000	1,620,000
	NACCO Industries, Inc., Class A	34,445	1,167,686
	Natural Gas Services Group, Inc.*	68,800	1,131,072
	Noble Corp. PLC*	743,000	1,946,660
	Oil States International, Inc.*	121,000	1,727,880
	Overseas Shipholding Group, Inc., Class A*	525,916	873,021
	Pacific Ethanol, Inc.*	86,900	74,821
	Par Pacific Holdings, Inc.*	119,900	1,700,182
	Penn Virginia Corp.*	20,000	1,081,200
	Pioneer Energy Services Corp.*	343,100	422,013
	ProPetro Holding Corp.*	170,000	2,094,400
	QEP Resources, Inc.*	475,000	2,674,250
	Renewable Energy Group, Inc.*	163,885	4,211,844
	REX American Resources Corp.*	33,920	2,310,291
	Ring Energy, Inc.*	50,000	254,000
	Rowan Cos Plc, Class A*	207,900	1,744,281
	SandRidge Energy, Inc.*	68,500	521,285
	SEACOR Holdings, Inc.*	53,400	1,975,800
	SEACOR Marine Holdings, Inc.*	18,468	217,184
	SemGroup Corp., Class A+	212,500	2,928,250
	Ship Finance International, Ltd.	309,400	3,257,982
	SilverBow Resources, Inc.*	36,600	865,224
	SM Energy Co.	257,000	3,978,360
	Smart Sand, Inc.*+	40,000	88,800
	SRC Energy, Inc.*	608,500	2,859,950
	Superior Energy Services, Inc.*	310,000	1,038,500
	Teekay Corp.+	340,000	1,135,600

www.bridgeway.com	9

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2018

Industry	Company	Shares	Value

Common Stocks (continued)
Energy (continued)
	TETRA Technologies, Inc.*	200,000	$ 336,000
	TransAtlantic Petroleum, Ltd.*	35,000	36,400
	Unit Corp.*	175,725	2,509,353
	US Silica Holdings, Inc.+	79,500	809,310
	VAALCO Energy, Inc.*	300,000	441,000

			102,949,279

Financials - 28.88%
	1347 Property Insurance Holdings, Inc.*	24,300	97,686
	1st Constitution Bancorp	3,000	59,790
	1st Source Corp.	39,347	1,587,258
	Access National Corp.	35,191	750,624
	ACNB Corp.	3,000	117,750
	American Equity Investment Life Holding Co.	850	23,749
	American National Bankshares, Inc.	21,752	637,551
	American River Bankshares	21,300	293,940
	AmeriServ Financial, Inc.	138,000	556,140
	Argo Group International Holdings, Ltd.	71,884	4,834,199
	Arlington Asset Investment Corp., Class A+	69,500	503,180
	Atlantic Capital Bancshares, Inc.*	59,800	978,926
	Atlas Financial Holdings, Inc.*	6,500	52,585
	B. Riley Financial, Inc.	10,402	147,708
	Banc of California, Inc.	135,000	1,796,850
	Banco Latinoamericano de Comercio Exterior SA, Class E	117,000	2,024,100
	Bancorp, Inc. (The)*	154,500	1,229,820
	Bank of Commerce Holdings+	83,450	914,612
	Bankwell Financial Group, Inc.	1,800	51,678
	Banner Corp.	32,000	1,711,360
	Bar Harbor Bankshares	34,366	770,829
	BCB Bancorp, Inc.	10,400	108,888
	Beneficial Bancorp, Inc.	125,000	1,786,250
	Berkshire Hills Bancorp, Inc.	138,065	3,723,613
	Blucora, Inc.*	29,297	780,472
	Blue Capital Reinsurance Holdings, Ltd.+	12,173	66,952
	BSB Bancorp, Inc.*	8,200	230,092
	C&F Financial Corp.	4,200	223,482
	Cadence BanCorp.	166,000	2,785,480
	California First National Bancorp	31,500	445,725

Industry	Company	Shares	Value

Financials (continued)
	Camden National Corp.	30,100	$1,082,697
	Cannae Holdings, Inc.*	61,700	1,056,304
	Capital City Bank Group, Inc.	83,150	1,929,911
	Capstar Financial Holdings, Inc.	29,000	427,170
	CB Financial Services, Inc.	14,000	346,920
	Central Pacific Financial Corp.	15,000	365,250
	Central Valley Community Bancorp	50,000	943,500
	Century Bancorp, Inc., Class A	15,200	1,029,496
	Chemung Financial Corp.	13,500	557,685
	Citizens Community Bancorp, Inc.	40,000	436,000
	Citizens, Inc.*+	106,040	797,421
	Civista Bancshares, Inc.	37,527	653,720
	CNB Financial Corp.	83,800	1,923,210
	Codorus Valley Bancorp, Inc.	8,255	175,419
	Colony Bankcorp, Inc.	1,500	21,900
	Community Bankers Trust Corp.*	40,800	294,576
	Community Financial Corp. (The)	12,500	365,500
	Community Trust Bancorp, Inc.	17,500	693,175
	Community West Bancshares	2,000	20,060
	ConnectOne Bancorp, Inc.	105,200	1,943,044
	Consumer Portfolio Services, Inc.*	191,650	576,866
	County Bancorp, Inc.	15,237	264,667
	Cowen, Inc.*+	91,500	1,220,610
	Crawford & Co., Class A	47,600	423,640
	Crawford & Co., Class B	16,400	147,600
	Customers Bancorp, Inc.*	81,700	1,486,940
	Dime Community Bancshares, Inc.	97,900	1,662,342
	DNB Financial Corp.	13,465	363,555
	Donegal Group, Inc., Class A	94,000	1,282,630
	Eagle Bancorp Montana, Inc.	3,000	48,510
	Elevate Credit, Inc.*	5,600	25,088
	EMC Insurance Group, Inc.	46,550	1,482,617
	Emclaire Financial Corp.+	200	6,068
	Employers Holdings, Inc.	103,900	4,360,683
	Encore Capital Group, Inc.*+	73,000	1,715,500
	Enova International, Inc.*	132,307	2,574,694

10	Semi-Annual Report | December 31, 2018 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2018

Industry	Company	Shares	Value

Common Stocks (continued)
Financials (continued)
	Entegra Financial Corp.*	25,000	$ 518,750
	Enterprise Bancorp, Inc.	36,275	1,166,604
	ESSA Bancorp, Inc.+	33,100	516,691
	EZCORP, Inc., Class A*	194,169	1,500,926
	Farmers National Banc Corp.	150	1,911
	FBL Financial Group, Inc., Class A+	60,806	3,991,914
	Federal Agricultural Mortgage Corp., Class C	34,000	2,054,960
	FedNat Holding Co.	40,900	814,728
	Fidelity Southern Corp.	76,123	1,980,720
	Financial Institutions, Inc.	39,300	1,010,010
	First BanCorp Puerto Rico	566,400	4,871,040
	First Bancorp, Inc.	5,500	144,650
	First Bank/NJ	50,000	606,000
	First Busey Corp.	115,100	2,824,554
	First Business Financial Services, Inc.	21,000	409,710
	First Capital, Inc.	35	1,390
	First Commonwealth Financial Corp.	102,995	1,244,180
	First Community Bankshares, Inc.	30,000	944,400
	First Community Corp./SC+	600	11,658
	First Financial Corp.	37,000	1,485,550
	First Financial Northwest, Inc.	35,182	544,266
	First Guaranty Bancshares, Inc.	5,499	127,632
	First Internet Bancorp+	14,500	296,380
	First Mid-Illinois Bancshares, Inc.	16,476	525,914
	First Northwest Bancorp	2,000	29,660
	First United Corp.	14,876	236,826
	First US Bancshares, Inc.	4,368	34,726
	Flushing Financial Corp.	60,697	1,306,806
	Franklin Financial Network, Inc.*	40,000	1,054,800
	FS Bancorp, Inc.	9,150	392,352
	FS KKR Capital Corp.	470,000	2,434,600
	FSB Bancorp, Inc./NY*+	1,000	16,830
	GAIN Capital Holdings, Inc.+	139,805	861,199
	Global Indemnity, Ltd.	28,400	1,028,932
	Great Southern Bancorp, Inc.	36,900	1,698,507
	Great Western Bancorp, Inc.	78,000	2,437,500
	Green Bancorp, Inc.	67,000	1,148,380
	Hallmark Financial Services, Inc.*	57,800	617,882

Industry	Company	Shares	Value

Financials (continued)
	Hanmi Financial Corp.	75,000	$1,477,500
	Hawthorn Bancshares, Inc.	16,328	343,378
	HCI Group, Inc.	23,000	1,168,630
	Heartland Financial USA, Inc.	87,800	3,858,810
	Hennessy Advisors, Inc.	4,000	40,040
	Heritage Insurance Holdings, Inc.	60,000	883,200
	Hilltop Holdings, Inc.	112,100	1,998,743
	Hingham Institution for Savings+	30	5,932
	HMN Financial, Inc.*	23,800	466,956
	Home Bancorp, Inc.	31,994	1,132,588
	HomeStreet, Inc.*	73,100	1,551,913
	HomeTrust Bancshares, Inc.	2,961	77,519
	Hope Bancorp, Inc.	210,000	2,490,600
	HopFed Bancorp, Inc.	18,100	240,549
	Horace Mann Educators Corp.	104,600	3,917,270
	Horizon Bancorp, Inc.	27,087	427,433
	Independence Holding Co.	15,050	529,760
	Independent Bank Group, Inc.+	2,200	100,694
	INTL. FCStone, Inc.*	28,500	1,042,530
	James River Group Holdings, Ltd.	87,600	3,200,904
	Kingstone Cos, Inc.	16,100	284,809
	Ladenburg Thalmann Financial Services, Inc.	254,000	591,820
	Lakeland Bancorp, Inc.	109,950	1,628,359
	Landmark Bancorp, Inc.	1,214	27,807
	LCNB Corp.	8,000	121,200
	Live Oak Bancshares, Inc.	39,100	579,071
	Mackinac Financial Corp.	15,800	215,670
	Manning & Napier, Inc.	105,000	184,800
	Marlin Business Services Corp.+	48,280	1,078,092
	Mercantile Bank Corp.	2,200	62,172
	Meta Financial Group, Inc.	79,431	1,540,167
	Metropolitan Bank Holding Corp.*	16,500	509,025
	Mid Penn Bancorp, Inc.	12,300	283,146
	Middlefield Banc Corp.	17,000	721,310
	Midland States Bancorp, Inc.	78,658	1,757,220
	MidSouth Bancorp, Inc.+	25,512	270,427
	MidWestOne Financial Group, Inc.	49,860	1,238,024
	MMA Capital Holdings, Inc.*+	1,700	42,840
	Mr Cooper Group, Inc.*	184,866	2,157,386

www.bridgeway.com	11

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2018

Industry	Company	Shares	Value

Common Stocks (continued)
Financials (continued)
	MutualFirst Financial, Inc.	18,900	$ 502,173
	MVB Financial Corp.	42,718	770,633
	National Commerce Corp.*	5,000	180,000
	National Holdings Corp.*	2,000	5,400
	National Security Group, Inc. (The)+	200	2,602
	National Western Life Group, Inc., Class A	8,614	2,590,230
	Navigators Group, Inc. (The)	74,700	5,190,903
	Nelnet, Inc., Class A	37,800	1,978,452
	Nicholas Financial, Inc.*+	43,400	451,360
	Nicolet Bankshares, Inc.*+	19,355	944,524
	NMI Holdings, Inc., Class A*	250,000	4,462,500
	Northeast Bancorp	12,500	209,125
	Northrim BanCorp, Inc.	30,445	1,000,727
	Northwest Bancshares, Inc.	236,000	3,997,840
	Ocwen Financial Corp.*	708,400	949,256
	OFG Bancorp	153,500	2,526,610
	Old Second Bancorp, Inc.	79,750	1,036,750
	On Deck Capital, Inc.*	252,200	1,487,980
	Oppenheimer Holdings, Inc., Class A	39,093	998,826
	Opus Bank	158,000	3,095,220
	Orrstown Financial Services, Inc.	35,500	646,455
	Ottawa Bancorp, Inc.	1,000	13,330
	Pacific Premier Bancorp, Inc.*	55,800	1,424,016
	Parke Bancorp, Inc.	61,909	1,158,627
	Pathfinder Bancorp, Inc.	3,000	42,450
	Patriot National Bancorp, Inc.	13,000	185,250
	PB Bancorp, Inc.	15,500	168,950
	Peapack Gladstone Financial Corp.	35,894	903,811
	Penns Woods Bancorp, Inc.	2,023	81,406
	Peoples Bancorp of North Carolina, Inc.	24,017	587,456
	Peoples Bancorp, Inc.	43,400	1,306,340
	Peoples Financial Services Corp.	22,900	1,008,974
	People’s United Financial, Inc.	3,622	52,265
	Piper Jaffray Cos	51,400	3,384,176
	PRA Group, Inc.*	67,000	1,632,790
	Premier Financial Bancorp, Inc.	49,650	740,282
	Protective Insurance Corp., Class B+	75,300	1,253,745
	Provident Financial Holdings, Inc.	51,000	790,500

Industry	Company	Shares	Value

Financials (continued)
	Provident Financial Services, Inc.	118,900	$2,869,057
	Prudential Bancorp, Inc.	4,600	80,960
	Regional Management Corp.*	55,000	1,322,750
	Reliant Bancorp, Inc.+	2,500	57,600
	Renasant Corp.	54,100	1,632,738
	Republic Bancorp, Inc., Class A	52,742	2,042,170
	Riverview Bancorp, Inc.	87,000	633,360
	S&T Bancorp, Inc.	20,045	758,503
	Safety Insurance Group, Inc.	2,356	192,744
	Salisbury Bancorp, Inc.	1,183	42,801
	Sandy Spring Bancorp, Inc.	7,400	231,916
	SB Financial Group, Inc.	30,400	500,080
	SB One Bancorp	5,000	102,200
	Security National Financial Corp., Class A*	90,616	467,579
	Severn Bancorp, Inc.	35,000	279,300
	Shore Bancshares, Inc.	67,012	974,354
	SI Financial Group, Inc.	55,700	709,061
	Sierra Bancorp	61,000	1,465,830
	Sound Financial Bancorp, Inc.	1,000	32,550
	Southern National Bancorp of Virginia, Inc.	56,958	752,985
	Standard AVB Financial Corp.	900	26,892
	State Auto Financial Corp.	83,550	2,844,042
	Stewardship Financial Corp.+	1,000	9,100
	Stewart Information Services Corp.	87,150	3,608,010
	Summit Financial Group, Inc.	29,515	569,935
	Territorial Bancorp, Inc.	21,200	550,776
	TheStreet, Inc.*	67,490	137,005
	Timberland Bancorp, Inc.	39,000	869,700
	Tiptree, Inc.	114,100	637,819
	Towne Bank	1,642	39,326
	TriCo Bancshares	600	20,274
	TriState Capital Holdings, Inc.*	16,000	311,360
	Two River Bancorp	29,505	450,246
	Union Bankshares Corp.	84,481	2,384,899
	United Community Banks, Inc./GA	111,972	2,402,919
	United Community Financial Corp.	43,524	385,187
	United Financial Bancorp, Inc.	95,400	1,402,380

12	Semi-Annual Report | December 31, 2018 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2018

Industry	Company	Shares	Value

Common Stocks (continued)
Financials (continued)
	United Fire Group, Inc.	78,800	$ 4,369,460
	United Insurance Holdings Corp.	84,700	1,407,714
	Universal Insurance Holdings, Inc.	86,316	3,273,103
	Univest Financial Corp.	74,979	1,617,297
	Waddell & Reed Financial, Inc., Class A+	193,000	3,489,440
	Walker & Dunlop, Inc.	84,475	3,653,544
	Waterstone Financial, Inc.	49,000	821,240
	Wellesley Bank	1,000	27,740
	WesBanco, Inc.	93,996	3,448,713
	World Acceptance Corp.*+	26,100	2,668,986

			245,475,668
Health Care - 3.49%
	Acorda Therapeutics, Inc.*	112,000	1,744,960
	AMAG Pharmaceuticals, Inc.*	112,000	1,701,280
	AngioDynamics, Inc.*	105,300	2,119,689
	Brookdale Senior Living, Inc.*	200,000	1,340,000
	Community Health Systems, Inc.*	153,900	433,998
	Concert Pharmaceuticals, Inc.*	160,800	2,018,040
	Cross Country Healthcare, Inc.*	76,700	562,211
	FONAR Corp.*	30,400	615,296
	InfuSystem Holdings, Inc.*	71,100	244,584
	Kewaunee Scientific Corp.	3,000	99,720
	Magellan Health, Inc.*	71,300	4,056,257
	Mallinckrodt PLC*	245,000	3,871,000
	National HealthCare Corp.	25,500	2,000,475
	PDL BioPharma, Inc.*	591,000	1,713,900
	Prestige Consumer Healthcare, Inc.*	94,900	2,930,512
	Quorum Health Corp.*	25,000	72,250
	Surgery Partners, Inc.*+	202,241	1,979,939
	Triple-S Management Corp., Class B*	122,300	2,126,797

			29,630,908
Industrials - 15.09%
	Acacia Research Corp.*	35,000	104,300
	ACCO Brands Corp.	364,300	2,469,954
	Aegion Corp.*	99,341	1,621,245
	AeroCentury Corp.*	4,300	41,151
	Air T, Inc.*	2,800	68,600
	Aircastle, Ltd.	212,000	3,654,880
	Alpha Pro Tech, Ltd.*	20,743	76,957

Industry	Company	Shares	Value

Industrials (continued)
	AMREP Corp.*	25,500	$ 151,725
	Apogee Enterprises, Inc.	47,981	1,432,233
	ARC Document Solutions, Inc.*	118,000	241,900
	ArcBest Corp.	94,500	3,237,570
	Armstrong Flooring, Inc.*	65,000	769,600
	Arotech Corp.*	94,300	247,066
	Art’s-Way Manufacturing Co., Inc.*	15,000	30,000
	ASV Holdings, Inc.*	53,000	106,000
	Atkore International Group, Inc.*	85,000	1,686,400
	Atlas Air Worldwide Holdings, Inc.*	70,600	2,978,614
	BMC Stock Holdings, Inc.*	132,200	2,046,456
	Briggs & Stratton Corp.	149,300	1,952,844
	CAI International, Inc.*	82,600	1,918,798
	CBIZ, Inc.*	143,273	2,822,478
	Cemtrex, Inc.*+	21,000	12,058
	Chicago Rivet & Machine Co.	1,000	31,500
	Civeo Corp.*	564,830	807,707
	Commercial Vehicle Group, Inc.*	67,300	383,610
	Costamare, Inc.	342,500	1,503,575
	Covenant Transportation Group, Inc., Class A*	93,900	1,802,880
	CRA International, Inc.	43,800	1,863,690
	DLH Holdings Corp.*	57,500	271,975
	Ducommun, Inc.*	50,550	1,835,976
	Eagle Bulk Shipping, Inc.*	205,000	945,050
	Eastern Co. (The)	18,401	444,936
	Ecology and Environment, Inc., Class A	3,500	39,690
	Engility Holdings, Inc.*	56,700	1,613,682
	Ennis, Inc.	136,892	2,635,171
	EnPro Industries, Inc.	24,800	1,490,480
	Essendant, Inc.	90,000	1,132,200
	Foundation Building Materials, Inc.*	105,200	874,212
	FreightCar America, Inc.*	35,881	240,044
	FTI Consulting, Inc.*	68,500	4,564,840
	Genco Shipping & Trading, Ltd.*	105,000	828,450
	General Finance Corp.*	115,764	1,170,374
	Goldfield Corp. (The)*	121,000	273,460
	Great Lakes Dredge & Dock Corp.*	220,550	1,460,041
	Greenbrier Cos, Inc. (The)	90,300	3,570,462
	Griffon Corp.	42,000	438,900
	Hawaiian Holdings, Inc.	90,000	2,376,900

www.bridgeway.com	13

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2018

Industry	Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
	HC2 Holdings, Inc.*+	100,600	$ 265,584
	Heidrick & Struggles International, Inc.	6,250	194,937
	Herc Holdings, Inc.*	67,500	1,754,325
	Hertz Global Holdings, Inc.*	169,000	2,306,850
	Highpower International, Inc.*	55,923	121,353
	Hub Group, Inc., Class A*	70,000	2,594,900
	Hurco Cos, Inc.	17,857	637,495
	Huron Consulting Group, Inc.*	32,800	1,682,968
	Hyster-Yale Materials Handling, Inc.	5,000	309,800
	ICF International, Inc.	36,229	2,346,915
	IES Holdings, Inc.*	2,717	42,249
	Innovative Solutions & Support, Inc.*	25,000	55,125
	Kelly Services, Inc., Class A	95,000	1,945,600
	LB Foster Co., Class A*	38,400	610,560
	Limbach Holdings, Inc.*+	14,800	54,464
	LS Starrett Co. (The), Class A*	15,000	78,450
	Manitowoc Co., Inc. (The)*	35,000	516,950
	Marten Transport, Ltd.	162,561	2,631,863
	Matson, Inc.	117,100	3,749,542
	Milacron Holdings Corp.*	105,000	1,248,450
	Miller Industries, Inc.	7,300	197,100
	MYR Group, Inc.*	42,500	1,197,225
	Navigant Consulting, Inc.	202,028	4,858,773
	Nexeo Solutions, Inc.*+	220,000	1,889,800
	NL Industries, Inc.*	5,000	17,550
	Northwest Pipe Co.*	21,800	507,722
	Orion Group Holdings, Inc.*	37,072	159,039
	PAM Transportation Services, Inc.*	20,905	823,866
	Pangaea Logistics Solutions, Ltd.*+	2,000	6,060
	Park-Ohio Holdings Corp.	15,200	466,488
	Patriot Transportation Holding, Inc.*	7,500	146,175
	Performant Financial Corp.*	97,367	219,076
	Powell Industries, Inc.	25,000	625,250
	Preformed Line Products Co.	5,135	278,574
	Quad/Graphics, Inc.+	105,800	1,303,456
	Quanex Building Products Corp.	75,000	1,019,250
	Rush Enterprises, Inc., Class A	139,600	4,813,408
	Rush Enterprises, Inc., Class B	46,500	1,655,400
	Safe Bulkers, Inc.*	380,200	676,756

Industry	Company	Shares	Value

Industrials (continued)
	Scorpio Bulkers, Inc.	205,000	$ 1,133,650
	Servotronics, Inc.	1,000	9,950
	SkyWest, Inc.	45,291	2,014,091
	Spartan Motors, Inc.	10,000	72,300
	SPX FLOW, Inc.*	99,100	3,014,622
	Steelcase, Inc., Class A	274,000	4,063,420
	Sterling Construction Co., Inc.*	7,000	76,230
	Textainer Group Holdings, Ltd.*	166,500	1,658,340
	Titan Machinery, Inc.*	83,900	1,103,285
	Triumph Group, Inc.	87,000	1,000,500
	TrueBlue, Inc.*	74,750	1,663,188
	Tutor Perini Corp.*	107,300	1,713,581
	Ultralife Corp.*	63,050	425,588
	USA Truck, Inc.*	3,800	56,886
	Vectrus, Inc.*	34,500	744,510
	Veritiv Corp.*	57,400	1,433,278
	VSE Corp.	23,600	705,876
	Wabash National Corp.	110,100	1,440,108
	Willis Lease Finance Corp.*	48,400	1,674,640

			128,284,025

Information Technology - 7.00%
	Alpha & Omega Semiconductor, Ltd.*	214,244	2,183,146
	Amkor Technology, Inc.*	202,291	1,327,029
	Amtech Systems, Inc.*	30,000	135,900
	Applied Optoelectronics, Inc.*+	55,000	848,650
	Aviat Networks, Inc.*	15,200	201,400
	Axcelis Technologies, Inc.*	14,100	250,980
	AXT, Inc.*	30,700	133,545
	Bel Fuse, Inc., Class B	18,500	340,770
	Benchmark Electronics, Inc.	134,000	2,838,120
	BK Technologies, Inc.	40,000	150,000
	Cabot Microelectronics Corp.	1,980	188,793
	Communications Systems, Inc.	12,500	25,375
	Computer Task Group, Inc.*	73,862	301,357
	Comtech Telecommunications Corp.	64,215	1,562,993
	CSP, Inc.	5,150	50,315
	Data I/O Corp.*	25,500	127,500
	Diodes, Inc.*	138,899	4,480,882
	Fabrinet*	30,000	1,539,300
	Finjan Holdings, Inc.*	124,500	312,495
	Ichor Holdings, Ltd.*+	45,000	733,500
	Insight Enterprises, Inc.*	119,700	4,877,775
	inTEST Corp.*	55,000	337,150

14	Semi-Annual Report | December 31, 2018 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2018

Industry	Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
	KEMET Corp.	63,750	$ 1,118,175
	Key Tronic Corp.*	52,500	296,625
	Kimball Electronics, Inc.*	74,900	1,160,201
	Knowles Corp.*	198,200	2,638,042
	ManTech International Corp., Class A	28,800	1,506,096
	Methode Electronics, Inc.	73,500	1,711,815
	Mind CTI, Ltd.+	200	456
	Net 1 UEPS Technologies, Inc.*+	152,900	717,101
	NetSol Technologies, Inc.*	21,200	130,380
	Network-1 Technologies, Inc.	60,000	133,800
	Nortech Systems, Inc.*+	1,500	5,325
	PCM, Inc.*	30,569	538,320
	PC-Tel, Inc.	72,650	311,668
	Photronics, Inc.*	205,050	1,984,884
	Presidio, Inc.	212,000	2,766,600
	PRGX Global, Inc.*	12,916	122,315
	Rambus, Inc.*	140,000	1,073,800
	Sanmina Corp.*	135,100	3,250,506
	ScanSource, Inc.*	88,500	3,042,630
	SigmaTron International, Inc.*	6,500	15,275
	Steel Connect, Inc.*	10,500	18,165
	Stratasys, Ltd.*+	135,000	2,431,350
	SunPower Corp.*+	285,000	1,416,450
	Sykes Enterprises, Inc.*	104,534	2,585,126
	TiVo Corp.	167,000	1,571,470
	Trio-Tech International*	21,800	53,628
	TSR, Inc.*	1,000	4,650
	TTM Technologies, Inc.*	520,153	5,061,089
	Ultra Clean Holdings, Inc.*	73,700	624,239
	Wayside Technology Group, Inc.	16,400	164,000
	Westell Technologies, Inc., Class A*	66,100	124,929

			59,526,085
Materials - 5.39%
	AdvanSix, Inc.*	20,000	486,800
	AgroFresh Solutions, Inc.*	18,600	70,494
	American Vanguard Corp.	14,100	214,179
	Boise Cascade Co.	78,500	1,872,225
	Carpenter Technology Corp.	97,100	3,457,731
	Clearwater Paper Corp.*	9,000	219,330
	Coeur Mining, Inc.*	370,900	1,657,923
	Core Molding Technologies, Inc.	17,000	120,870

Industry	Company	Shares	Value

Materials (continued)
	Flexible Solutions International, Inc.*	5,000	$ 6,750
	Forterra, Inc.*+	200,000	752,000
	Friedman Industries, Inc.	5,000	35,250
	FutureFuel Corp.	102,800	1,630,408
	Gulf Resources, Inc.*	81,200	64,059
	Haynes International, Inc.	12,979	342,646
	Hecla Mining Co.	557,000	1,314,520
	Intrepid Potash, Inc.*	318,500	828,100
	IT Tech Packaging, Inc.*	35,000	22,137
	Kaiser Aluminum Corp.	22,630	2,020,633
	Kraton Corp.*	142,150	3,104,556
	Kronos Worldwide, Inc.	180,000	2,073,600
	LSB Industries, Inc.*	11,000	60,720
	Materion Corp.	28,600	1,286,714
	Mercer International, Inc.	276,250	2,884,050
	PH Glatfelter Co.	159,400	1,555,744
	Ramaco Resources, Inc.*	70,700	349,965
	Rayonier Advanced Materials, Inc.	136,700	1,455,855
	Resolute Forest Products, Inc.	352,000	2,791,360
	Schnitzer Steel Industries, Inc., Class A	79,700	1,717,535
	Schweitzer-Mauduit International, Inc.	56,000	1,402,800
	Stepan Co.	20,000	1,480,000
	SunCoke Energy, Inc.*	234,700	2,006,685
	Tahoe Resources, Inc.*	150,000	547,500
	Trecora Resources*	25,602	199,696
	Tredegar Corp.	101,700	1,612,962
	Universal Stainless & Alloy Products, Inc.*	1,350	21,884
	Verso Corp., Class A*	115,700	2,591,680
	Warrior Met Coal, Inc.	148,000	3,568,280

			45,827,641
Real Estate - 0.25%
	Altisource Portfolio Solutions SA*+	58,400	1,313,416
	Consolidated-Tomoka Land Co.	15,400	808,500

			2,121,916

TOTAL COMMON STOCKS - 97.43%			828,208,911

(Cost $842,201,161)

www.bridgeway.com	15

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

EXCHANGE TRADED FUND - 0.63%
iShares Russell 2000 Value ETF	49,300	$5,301,722

TOTAL EXCHANGE TRADED FUND - 0.63%		5,301,722

(Cost $5,298,138)

RIGHTS - 0.00%
Newstar Financial, Inc., expiring 12/26/19*Δ	120,000	8,400

TOTAL RIGHTS - 0.00%		8,400

(Cost $86,346)

WARRANTS - 0.00%
Eagle Bulk Shipping, Inc., expiring 10/15/21*	3,317	133

TOTAL WARRANTS - 0.00%		133

(Cost $105,563)

	Rate^	Shares	Value

MONEY MARKET FUND - 6.13%
Fidelity Investments Money Market Government Portfolio Class I	2.25%	52,127,050	52,127,050

TOTAL MONEY MARKET FUND - 6.13%			52,127,050

(Cost $52,127,050)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.18%
Fidelity Investments Money Market Government Portfolio Class I**	2.25%	27,052,208	27,052,208

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.18%			27,052,208

(Cost $27,052,208)

TOTAL INVESTMENTS - 107.37%			$912,698,424
(Cost $926,870,466)
Liabilities in Excess of Other Assets - (7.37%)			(62,641,718)

NET ASSETS - 100.00%			$850,056,706

* Non-income producing security.
** This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2018.
^ Rate disclosed as of December 31, 2018.
Δ Security was fair valued using significant unobservable inputs (see Note 2). As such, the security is classified as Level 3 in the fair value hierarchy.
+ This security or a portion of the security is out on loan as of December 31, 2018. Total loaned securities had a value of $26,072,003 as of December 31, 2018.
LLC - Limited Liability Company
PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2018 (See Note 2 in Notes to Financial Statements):

Valuation Inputs
Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$828,208,911	$—	$ —	$828,208,911
Exchange Traded Fund	5,301,722	—	—	5,301,722
Rights	—	—	8,400	8,400
Warrants	133	—	—	133
Money Market Fund	—	52,127,050	—	52,127,050
Investments Purchased with Cash Proceeds from Securities Lending	—	27,052,208	—	27,052,208

TOTAL	$833,510,766	$79,179,258	$8,400	$912,698,424

(a) - please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

16	Semi-Annual Report | December 31, 2018 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2018

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)
	Rights	Total

Balance as of 06/30/2018	$ 36,000	$ 36,000
Purchases	—	—
Return of
Capital	(27,926)	(27,926)
Realized gain/(loss)	—	—
Change in unrealized appreciation/ (depreciation)	326	326
Transfers in	—	—
Transfers out	—	—

Balance as of 12/31/2018	$ 8,400	$ 8,400

Net change in unrealized appreciation (depreciation) from investments held as of 12/31/2018	$ 326	$ 326

See Notes to Financial Statements.

www.bridgeway.com	17

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2018

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2018, our Fund returned -22.13%, underperforming our primary market benchmark, the Russell 2000 Value Index (-18.67%).

For the calendar year, our Fund returned -16.08%, underperforming the Russell 2000 Value Index (-12.86%).

The table below presents our December quarter, six-month, one-year, five-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2018

				Annualized
	Quarter	6 Months	1 Year	5 Years	Since Inception (12/31/10)

Omni Tax-Managed Small-Cap Value Fund	-22.13%	-21.35%	-16.08%	2.50%	7.52%
Russell 2000 Value Index	-18.67%	-17.36%	-12.86%	3.61%	7.56%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

18	Semi-Annual Report | December 31, 2018 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception December 31, 2010 to December 31, 2018

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. We also seek to minimize the distribution of capital gains within the constraints of the investment objective. This approach is sometimes referred to as “passive, asset class investing.” As of December 31, 2018, we held 658 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s primary design features — a tilt toward smaller stocks in the small-cap value universe and a tilt toward deeper value stocks across multiple value metrics — hurt relative performance during the quarter. An overweight position in higher momentum stocks also dragged on relative results.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) and Utilities stocks. This positioning hurt relative results, as both the Real Estate and Utilities sectors outperformed the benchmark during the quarter.

Detailed Explanation of Calendar Year Performance

The Fund’s tilt toward deeper value stocks across multiple value metrics hurt relative returns during the year, as did an overweighting in higher momentum stocks. However, the Fund’s tilt toward smaller stocks in the small-cap value universe benefited relative results due to smaller stocks outperforming their larger counterparts during the year.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) and Utilities stocks. Our lack of exposure to REITs and Utilities stocks detracted from relative performance.

www.bridgeway.com	19

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2018

Rank	Description	Industry	% of Net Assets
1	Renewable Energy Group, Inc.	Energy	1.2%
2	Iridium Communications, Inc.	Communication Services	1.1%
3	International Speedway Corp., Class A	Consumer Discretionary	0.8%
4	Waddell & Reed Financial, Inc., Class A	Financials	0.8%
5	First BanCorp Puerto Rico	Financials	0.8%
6	FTI Consulting, Inc.	Industrials	0.7%
7	Arch Coal, Inc., Class A	Energy	0.7%
8	DSW, Inc., Class A	Consumer Discretionary	0.7%
9	Marcus Corp. (The)	Communication Services	0.7%
10	Diodes, Inc.	Information Technology	0.7%
	Total		8.2%

Industry Sector Representation as of December 31, 2018

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	5.7%	3.1%	2.6%
Consumer Discretionary	17.5%	9.4%	8.1%
Consumer Staples	2.7%	2.6%	0.1%
Energy	11.6%	5.4%	6.2%
Financials	30.0%	29.5%	0.5%
Health Care	2.5%	4.3%	-1.8%
Industrials	16.3%	11.8%	4.5%
Information Technology	8.3%	10.8%	-2.5%
Materials	5.0%	4.1%	0.9%
Real Estate	0.4%	11.7%	-11.3%
Utilities	0.0%	7.3%	-7.3%
Cash & Other Assets	0.0%	0.0%	0.0%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2018, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

20	Semi-Annual Report | December 31, 2018 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	21

Omni Tax-Managed Small-Cap Value Fund (Unaudited)

Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

COMMON STOCKS - 99.99%
Communication Services - 5.66%
Alaska Communications
Systems Group, Inc.*	314,187	$452,429
AMC Entertainment
Holdings, Inc., Class A+	47,763	586,530
ATN International, Inc.	22,000	1,573,660
Beasley Broadcast Group,
Inc., Class A	25,800	96,750
Cars.com, Inc.*	90,000	1,935,000
Emmis Communications
Corp., Class A*	57,200	182,468
Entercom Communications
Corp., Class A	35,300	201,563
Entravision Communications
Corp., Class A	147,600	429,516
Eros International PLC*+	107,284	889,384
EW Scripps Co. (The),
Class A	133,500	2,099,955
Gannett Co., Inc.	251,000	2,141,030
Gray Television, Inc.*	212,100	3,126,354
Iridium Communications,
Inc.*	308,625	5,694,131
Marcus Corp. (The)	92,054	3,636,133
New Media Investment
Group, Inc.	137,200	1,587,404
Saga Communications, Inc.,
Class A	7,250	240,918
Salem Media Group, Inc.	69,352	144,946
Scholastic Corp.	70,450	2,836,317
SPAR Group, Inc.*	16,500	8,283
Spok Holdings, Inc.	75,500	1,001,130
Townsquare Media, Inc.,
Class A	44	180
Tribune Publishing Co.*	6,200	70,308

		28,934,389

Consumer Discretionary - 17.54%
1-800-Flowers.com, Inc.,
Class A*	60,000	733,800
Abercrombie & Fitch Co.,
Class A	139,600	2,798,980
AMCON Distributing Co.	1,350	134,663
American Axle &
Manufacturing Holdings,
Inc.*	159,850	1,774,335
American Public Education,
Inc.*	27,700	788,342
America’s Car-Mart, Inc.*	10,000	724,500
Appliance Recycling
Centers of America, Inc.*	2,000	880
Ark Restaurants Corp.	8,500	156,060
Ascena Retail Group, Inc.*	423,400	1,062,734
Barnes & Noble Education,
Inc.*	17,060	68,411

Industry Company	Shares	Value

Consumer Discretionary (continued)

Barnes & Noble, Inc.	23,000	$163,070
Bassett Furniture Industries,
Inc.	52,959	1,061,298
BBX Capital Corp.	193,018	1,105,993
Beazer Homes USA, Inc.*	50,000	474,000
Big Lots, Inc.	31,500	910,980
Biglari Holdings, Inc.,
Class A*	30	17,630
Biglari Holdings, Inc.,
Class B*	1,400	159,012
BJ’s Restaurants, Inc.	43,500	2,199,795
Buckle, Inc. (The)+	65,000	1,257,100
Build-A-Bear Workshop,
Inc.*	35,000	138,250
Caleres, Inc.	90,000	2,504,700
Canterbury Park Holding
Corp.	511	7,108
Carriage Services, Inc.	7,700	119,350
Carrols Restaurant Group,
Inc.*	80,000	787,200
Cato Corp. (The), Class A	16,000	228,320
Century Casinos, Inc.*	79,200	585,288
Chico’s FAS, Inc.	226,200	1,271,244
China Automotive Systems,
Inc.*	69,200	168,848
China XD Plastics Co., Ltd.*	48,400	85,184
Citi Trends, Inc.	31,020	632,498
Conn’s, Inc.*	71,500	1,348,490
Container Store Group, Inc.
(The)*	167,250	797,782
Cooper Tire & Rubber Co.	67,650	2,187,124
Cooper-Standard Holdings,
Inc.*	32,000	1,987,840
Crown Crafts, Inc.	13,050	70,470
CSS Industries, Inc.	23,658	212,212
Del Frisco’s Restaurant
Group, Inc.*	19,768	141,341
Del Taco Restaurants, Inc.*	92,600	925,074
Delta Apparel, Inc.*	23,700	408,351
Destination XL Group, Inc.*	147,000	318,990
Dillard’s, Inc., Class A+	43,500	2,623,485
DSW, Inc., Class A	149,000	3,680,300
El Pollo Loco Holdings, Inc.*	89,300	1,354,681
Escalade, Inc.	4,000	45,800
Ethan Allen Interiors, Inc.	58,100	1,021,979
Express, Inc.*	129,000	659,190
Flanigan’s Enterprises, Inc.	2,500	63,525
Flexsteel Industries, Inc.	2,000	44,160
Full House Resorts, Inc.*	70,000	141,400
GameStop Corp., Class A+	130,000	1,640,600
Gaming Partners International Corp.	1,000	13,000

22	Semi-Annual Report | December 31, 2018 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
Genesco, Inc.*	51,500	$2,281,450
Good Times Restaurants, Inc.*	4,300	10,750
Group 1 Automotive, Inc.	38,000	2,003,360
Hamilton Beach Brands
Holding Co., Class A	3,500	82,110
Haverty Furniture Cos, Inc.	69,659	1,308,196
Hibbett Sports, Inc.*	18,000	257,400
Houghton Mifflin Harcourt Co.*	50,000	443,000
International Speedway Corp., Class A	94,760	4,156,174
J Alexander’s Holdings, Inc.*	45,250	372,408
J. Jill, Inc.*	45,000	239,850
K12, Inc.*	82,350	2,041,456
KB Home	134,700	2,572,770
Kirkland’s, Inc.*	44,900	427,897
Lakeland Industries, Inc.*	26,450	276,138
Lands’ End, Inc.*+	79,300	1,126,853
Lifetime Brands, Inc.	24,999	250,740
Live Ventures, Inc.*	3,200	21,504
Luby’s, Inc.*	31,900	38,280
MarineMax, Inc.*	52,000	952,120
MDC Holdings, Inc.	117,504	3,303,037
Modine Manufacturing Co.*	71,800	776,158
Movado Group, Inc.	61,600	1,947,792
Nevada Gold & Casinos, Inc.*	36,100	85,918
Office Depot, Inc.	1,045,000	2,696,100
P&F Industries, Inc., Class A	492	3,803
Papa Murphy’s Holdings, Inc.*+	45,000	213,750
Party City Holdco, Inc.*+	175,800	1,754,484
Peak Resorts, Inc.	98,600	461,448
Pier 1 Imports, Inc.	113,300	34,647
Red Robin Gourmet Burgers, Inc.*	4,800	128,256
Regis Corp.*	108,350	1,836,532
Rent-A-Center, Inc.*	83,200	1,347,008
Rocky Brands, Inc.	24,550	638,300
RTW RetailWinds, Inc.*	125,700	355,731
Shiloh Industries, Inc.*	35,900	209,297
Shoe Carnival, Inc.	33,800	1,132,638
Sonic Automotive, Inc., Class A	83,500	1,148,960
SORL Auto Parts, Inc.*+	74,129	139,363
Speedway Motorsports, Inc.	80,556	1,310,646
Stage Stores, Inc.	42,100	31,154
Stoneridge, Inc.*	47,000	1,158,550
Strattec Security Corp.	17,300	498,240
Superior Industries International, Inc.	46,700	224,627

Industry Company	Shares	Value

Consumer Discretionary (continued)
Tandy Leather Factory, Inc.*	2,000	$11,360
Tilly’s, Inc., Class A	79,800	866,628
Tower International, Inc.	46,000	1,094,800
TravelCenters of America, LLC*	79,850	300,236
TRI Pointe Group, Inc.*	65,000	710,450
Tuesday Morning Corp.*+	14,000	23,800
Unifi, Inc.*	10,800	246,672
Unique Fabricating, Inc.	15,000	63,300
Vera Bradley, Inc.*	55,500	475,635
Vista Outdoor, Inc.*	99,587	1,130,312
Vitamin Shoppe, Inc.*	63,400	300,516
VOXX International Corp.*	22,164	87,769
Weyco Group, Inc.	16,400	478,388
William Lyon Homes, Class A*	59,497	636,023
ZAGG, Inc.*	24,235	237,018
Zumiez, Inc.*	50,900	975,753

		89,742,922

Consumer Staples - 2.68%
Alico, Inc.	16,600	489,700
Andersons, Inc. (The)	82,216	2,457,436
Hostess Brands, Inc.*	200,000	2,188,000
Ingles Markets, Inc., Class A	50,950	1,386,859
Mannatech, Inc.	25,700	483,160
Natural Alternatives International, Inc.*	16,800	165,144
Natural Grocers by Vitamin Cottage, Inc.*	25,000	383,250
Natural Health Trends Corp.+	3,000	55,470
Seneca Foods Corp., Class A*	23,150	653,293
Smart & Final Stores, Inc.*	132,400	627,576
SpartanNash Co.	70,882	1,217,753
Village Super Market, Inc., Class A	33,000	882,420
Weis Markets, Inc.	56,500	2,699,570

		13,689,631

Energy - 11.57%
Adams Resources & Energy, Inc.	10,600	410,326
Approach Resources, Inc.*	207,000	180,504
Arch Coal, Inc., Class A	44,400	3,684,756
Archrock, Inc.	178,000	1,333,220
Ardmore Shipping Corp.*	75,000	350,250
Bonanza Creek Energy, Inc.*	50,300	1,039,701
Callon Petroleum Co.*	56,300	365,387
Carrizo Oil & Gas, Inc.*	102,500	1,157,225

www.bridgeway.com	23

Omni Tax-Managed Small-Cap Value Fund (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Energy (continued)
Cloud Peak Energy, Inc.*	157,300	$57,619
Contango Oil & Gas Co.*	47,500	154,375
Dawson Geophysical Co.*	57,250	193,505
Denbury Resources, Inc.*	928,000	1,586,880
DHT Holdings, Inc.	291,800	1,143,856
Diamond Offshore Drilling, Inc.*	58,700	554,128
Dorian LPG, Ltd.*	104,029	606,489
Eclipse Resources Corp.*	275,300	289,065
Ensco PLC, Class A+	127,000	452,120
EP Energy Corp., Class A*	40,000	28,000
Era Group, Inc.*	32,800	286,672
Euronav NV	5,253	36,403
Exterran Corp.*	75,200	1,331,040
Extraction Oil & Gas, Inc.*+	351,400	1,507,506
Frontline, Ltd.*	175,000	967,750
GasLog, Ltd.	198,137	3,261,335
Gran Tierra Energy, Inc.*	952,000	2,065,840
Green Plains, Inc.	51,450	674,510
Gulf Island Fabrication, Inc.*	15,000	108,300
Halcon Resources Corp.*+	190,300	323,510
Hallador Energy Co.	25,000	126,750
Helix Energy Solutions Group, Inc.*	290,500	1,571,605
HighPoint Resources Corp.*	488,000	1,215,120
Independence Contract Drilling, Inc.*	115,281	359,677
International Seaways, Inc.*	399	6,719
Keane Group, Inc.*	70,000	572,600
Lonestar Resources US, Inc., Class A*	14,700	53,655
Mammoth Energy Services, Inc.	117,400	2,110,852
Matrix Service Co.*	43,000	771,420
McDermott International, Inc.*	140,001	915,607
Midstates Petroleum Co., Inc.*	58,300	437,833
Mitcham Industries, Inc.*	5,000	12,800
Nabors Industries, Ltd.	240,000	480,000
NACCO Industries, Inc., Class A	31,450	1,066,155
Natural Gas Services Group, Inc.*	58,888	968,119
Noble Corp. PLC*	396,000	1,037,520
Oil States International, Inc.*	18,000	257,040
Overseas Shipholding Group, Inc., Class A*	183,300	304,278
Par Pacific Holdings, Inc.*	110,300	1,564,054
Pioneer Energy Services Corp.*	175,000	215,250

Industry	Company	Shares	Value

Energy (continued)
	ProPetro Holding Corp.*	78,500	$967,120
	Renewable Energy Group, Inc.*	236,319	6,073,398
	REX American Resources Corp.*	25,250	1,719,778
	Ring Energy, Inc.*	28,300	143,764
	SandRidge Energy, Inc.*	69,500	528,895
	SEACOR Holdings, Inc.*	40,200	1,487,400
	SEACOR Marine Holdings, Inc.*	11,063	130,101
	SemGroup Corp., Class A+	100,000	1,378,000
	Ship Finance International, Ltd.	235,500	2,479,815
	SilverBow Resources, Inc.*	21,400	505,896
	SM Energy Co.	22,000	340,560
	SRC Energy, Inc.*	397,000	1,865,900
	Superior Energy Services, Inc.*	90,000	301,500
	Teekay Corp.+	145,000	484,300
	TETRA Technologies, Inc.*	100,000	168,000
	TransAtlantic Petroleum, Ltd.*	70,000	72,800
	Unit Corp.*	135,025	1,928,157
	US Silica Holdings, Inc.+	40,000	407,200

			59,179,910

Financials - 29.97%
	1347 Property Insurance
	Holdings, Inc.*	17,500	70,350
	1st Constitution Bancorp	5,250	104,632
	1st Source Corp.	11,320	456,649
	Access National Corp.	30,506	650,693
	ACNB Corp.	2,600	102,050
	American National Bankshares, Inc.	4,565	133,800
	American River Bankshares	20,744	286,267
	AmeriServ Financial, Inc.	66,000	265,980
	Argo Group International Holdings, Ltd.	51,394	3,456,246
	Arlington Asset Investment Corp., Class A+	40,000	289,600
	Atlantic Capital Bancshares, Inc.*	52,933	866,513
	Banc of California, Inc.	98,000	1,304,380
	Banco Latinoamericano de Comercio Exterior SA, Class E	77,000	1,332,100
	Bancorp, Inc. (The)*	151,800	1,208,328
	Bank of Commerce Holdings	75,550	828,028
	Bank of Princeton (The)	12,500	348,750

24	Semi-Annual Report | December 31, 2018 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2018

Industry	Company	Shares	Value

Common Stocks (continued)
Financials (continued)
	BankFinancial Corp.	3,000	$44,850
	Bankwell Financial Group, Inc.	1,500	43,065
	Banner Corp.	20,000	1,069,600
	Bar Harbor Bankshares	20,241	454,006
	BCB Bancorp, Inc.	11,300	118,311
	Beneficial Bancorp, Inc.	116,800	1,669,072
	Berkshire Hills Bancorp, Inc.	81,570	2,199,943
	Blue Capital Reinsurance Holdings, Ltd.+	11,127	61,198
	BSB Bancorp, Inc.*	25,500	715,530
	C&F Financial Corp.	3,400	180,914
	California First National Bancorp	12,100	171,215
	Camden National Corp.	33,779	1,215,031
	Capital City Bank Group, Inc.	55,750	1,293,958
	Capstar Financial Holdings, Inc.	29,900	440,427
	CB Financial Services, Inc.+	13,500	334,530
	Central Pacific Financial Corp.	6,496	158,178
	Central Valley Community Bancorp	51,000	962,370
	Century Bancorp, Inc., Class A	6,800	460,564
	Chemung Financial Corp.	12,293	507,824
	Citizens Community Bancorp, Inc.	32,000	348,800
	Citizens, Inc.*+	17,200	129,344
	Civista Bancshares, Inc.	31,921	556,064
	CNB Financial Corp.	70,800	1,624,860
	Codorus Valley Bancorp, Inc.	8,154	173,273
	Colony Bankcorp, Inc.	1,500	21,900
	Community Bankers Trust Corp.*	48,000	346,560
	Community Financial Corp. (The)	3,840	112,282
	ConnectOne Bancorp, Inc.	58,000	1,071,260
	Consumer Portfolio Services, Inc.*	97,000	291,970
	County Bancorp, Inc.	8,700	151,119
	Cowen, Inc.*+	49,300	657,662
	Crawford & Co., Class A	44,000	391,600
	Crawford & Co., Class B	40,000	360,000
	Customers Bancorp, Inc.*	34,500	627,900
	Dime Community Bancshares, Inc.	67,000	1,137,660
	DNB Financial Corp.	12,000	324,000
	Donegal Group, Inc., Class A+	74,100	1,011,094

Industry	Company	Shares	Value

Financials (continued)
	Eagle Bancorp Montana, Inc.	3,000	$48,510
	Elevate Credit, Inc.*	20,000	89,600
	EMC Insurance Group, Inc.	39,025	1,242,946
	Emclaire Financial Corp.+	200	6,068
	Employers Holdings, Inc.	75,900	3,185,523
	Encore Capital Group, Inc.*+	64,700	1,520,450
	Enova International, Inc.*	92,400	1,798,104
	Entegra Financial Corp.*	23,600	489,700
	Enterprise Bancorp, Inc.	30,475	980,076
	ESSA Bancorp, Inc.	35,000	546,350
	Evans Bancorp, Inc.	7,000	227,570
	EZCORP, Inc., Class A*	170,300	1,316,419
	Farmers National Banc Corp.	150	1,911
	FBL Financial Group, Inc., Class A	45,666	2,997,973
	Federal Agricultural Mortgage Corp., Class C	18,200	1,100,008
	FedNat Holding Co.	27,500	547,800
	Fidelity Southern Corp.	61,400	1,597,628
	Financial Institutions, Inc.	40,300	1,035,710
	First BanCorp Puerto Rico	450,000	3,870,000
	First Bancorp, Inc.	15,880	417,644
	First Busey Corp.	67,593	1,658,732
	First Business Financial Services, Inc.	19,100	372,641
	First Capital, Inc.	500	19,860
	First Community Bankshares, Inc.	11,000	346,280
	First Financial Corp.	27,520	1,104,928
	First Financial Northwest, Inc.	26,400	408,408
	First Guaranty Bancshares, Inc.+	5,499	127,632
	First Internet Bancorp	13,800	282,072
	First Mid-Illinois Bancshares, Inc.	36,500	1,165,080
	First Northwest Bancorp	16,590	246,030
	First United Corp.	12,225	194,622
	First US Bancshares, Inc.	5,000	39,750
	Flushing Financial Corp.	30,041	646,783
	Franklin Financial Network, Inc.*	3,000	79,110
	FS Bancorp, Inc.	7,850	336,608
	GAIN Capital Holdings, Inc.+	146,000	899,360
	German American Bancorp, Inc.	750	20,828
	Global Indemnity, Ltd.	2,600	94,198

www.bridgeway.com	25

Omni Tax-Managed Small-Cap Value Fund (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2018

Industry	Company	Shares	Value

Common Stocks (continued)
Financials (continued)
	Great Southern Bancorp, Inc.	31,006	$1,427,206
	Green Bancorp, Inc.	100,000	1,714,000
	Hallmark Financial Services, Inc.*	50,158	536,189
	Hanmi Financial Corp.	42,400	835,280
	Hawthorn Bancshares, Inc.	12,480	262,454
	HCI Group, Inc.	18,400	934,904
	Heartland Financial USA, Inc.	51,950	2,283,202
	Hennessy Advisors, Inc.	2,000	20,020
	Heritage Insurance Holdings, Inc.	30,000	441,600
	Home Bancorp, Inc.	15,597	552,134
	HomeStreet, Inc.*	64,900	1,377,827
	HopFed Bancorp, Inc.	23,500	312,315
	Horace Mann Educators Corp.	94,950	3,555,878
	Horizon Bancorp, Inc.	53,542	844,893
	Howard Bancorp, Inc.*	4,000	57,200
	Independence Holding Co.	14,950	526,240
	INTL. FCStone, Inc.*	2,558	93,572
	James River Group Holdings, Ltd.	79,100	2,890,314
	Kingstone Cos, Inc.	21,700	383,873
	Ladenburg Thalmann Financial Services, Inc.	30,000	69,900
	Lakeland Bancorp, Inc.	70,040	1,037,292
	Landmark Bancorp, Inc.	2,430	55,659
	LCNB Corp.+	12,700	192,405
	Mackinac Financial Corp.	13,400	182,910
	Maiden Holdings, Ltd.	62,600	103,290
	Marlin Business Services Corp.	28,875	644,779
	Mercantile Bank Corp.	2,000	56,520
	Meta Financial Group, Inc.	60,234	1,167,937
	Mid Penn Bancorp, Inc.	11,200	257,824
	Middlefield Banc Corp.	2,000	84,860
	Midland States Bancorp, Inc.	45,117	1,007,914
	MidSouth Bancorp, Inc.+	41,000	434,600
	MidWestOne Financial Group, Inc.	48,300	1,199,289
	MMA Capital Holdings, Inc.*	1,500	37,800
	Mr Cooper Group, Inc.*	9,703	113,234
	MutualFirst Financial, Inc.	700	18,599
	MVB Financial Corp.	40,300	727,012
	National Bankshares, Inc.	1,000	36,430
	National Holdings Corp.*	2,000	5,400
	National Security Group, Inc. (The)	200	2,602

Industry	Company	Shares	Value

Financials (continued)
	National Western Life Group, Inc., Class A	8,450	$2,540,915
	Nelnet, Inc., Class A	36,900	1,931,346
	Nicholas Financial, Inc.*	18,400	191,360
	Nicolet Bankshares, Inc.*	16,900	824,720
	NMI Holdings, Inc., Class A*	135,000	2,409,750
	Northeast Bancorp	8,400	140,532
	Northrim BanCorp, Inc.	24,073	791,280
	Northwest Bancshares, Inc.	155,000	2,625,700
	Ocwen Financial Corp.*	71,400	95,676
	OFG Bancorp	100,000	1,646,000
	On Deck Capital, Inc.*	208,000	1,227,200
	Oppenheimer Holdings, Inc., Class A	23,619	603,465
	Opus Bank	50,000	979,500
	Orrstown Financial Services, Inc.	28,000	509,880
	Parke Bancorp, Inc.	17,327	324,275
	Patriot National Bancorp, Inc.	11,000	156,750
	PB Bancorp, Inc.	14,500	158,050
	Peapack Gladstone Financial Corp.	19,968	502,794
	Penns Woods Bancorp, Inc.	1,000	40,240
	Peoples Bancorp of North Carolina, Inc.	27,380	669,715
	Peoples Bancorp, Inc.	39,550	1,190,455
	Peoples Financial Services Corp.+	17,600	775,456
	Piper Jaffray Cos	28,700	1,889,608
	Premier Financial Bancorp, Inc.	43,740	652,163
	Protective Insurance Corp., Class B	43,700	727,605
	Provident Financial Holdings, Inc.	53,710	832,505
	Provident Financial Services, Inc.	82,500	1,990,725
	Prudential Bancorp, Inc.	2,457	43,243
	Regional Management Corp.*	52,100	1,253,005
	Reliant Bancorp, Inc.+	1,000	23,040
	Republic Bancorp, Inc., Class A	35,700	1,382,304
	Riverview Bancorp, Inc.	66,478	483,960
	Safety Insurance Group, Inc.	12,949	1,059,358
	Salisbury Bancorp, Inc.	1,183	42,801
	Sandy Spring Bancorp, Inc.	14,300	448,162
	SB Financial Group, Inc.	30,952	509,160
	SB One Bancorp	5,000	102,200

26	Semi-Annual Report | December 31, 2018 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Security National Financial Corp., Class A*	15,073	$77,777
Severn Bancorp, Inc.+	30,000	239,400
Shore Bancshares, Inc.	60,400	878,216
SI Financial Group, Inc.	35,500	451,915
Sierra Bancorp	28,439	683,389
Sound Financial Bancorp, Inc.	1,000	32,550
Southern National Bancorp of Virginia, Inc.	57,500	760,150
State Auto Financial Corp.	81,836	2,785,697
Stewart Information Services Corp.	47,750	1,976,850
Summit Financial Group, Inc.	25,100	484,681
Summit State Bank	6,250	73,562
Territorial Bancorp, Inc.	21,900	568,962
TheStreet, Inc.*	145,000	294,350
Timberland Bancorp, Inc.	19,600	437,080
Tiptree, Inc.	94,200	526,578
Towne Bank	743	17,795
TriCo Bancshares	200	6,758
Two River Bancorp	36,015	549,589
Union Bankshares Corp.	576	16,260
United Community Financial Corp.	10,163	89,943
United Financial Bancorp, Inc.	118,100	1,736,070
United Fire Group, Inc.	50,200	2,783,590
United Insurance Holdings Corp.+	78,400	1,303,008
Universal Insurance Holdings, Inc.	71,495	2,711,090
Univest Financial Corp.	45,000	970,650
Waddell & Reed Financial, Inc., Class A+	217,800	3,937,824
Walker & Dunlop, Inc.	58,175	2,516,069
Waterstone Financial, Inc.	43,900	735,764
Wellesley Bank	1,000	27,740
WesBanco, Inc.	23,200	851,208
Westbury Bancorp, Inc.*	2,750	56,100
World Acceptance Corp.*	22,500	2,300,850

		153,346,932

Health Care - 2.53%
Acorda Therapeutics, Inc.*	105,000	1,635,900
AMAG Pharmaceuticals, Inc.*	50,000	759,500
AngioDynamics, Inc.*	87,000	1,751,310
Concert Pharmaceuticals, Inc.*	45,000	564,750

Industry Company	Shares	Value

Health Care (continued)
Cross Country Healthcare, Inc.*	65,300	$478,649
Electromed, Inc.*	10,000	50,900
FONAR Corp.*	23,400	473,616
InfuSystem Holdings, Inc.*	118,378	407,220
Kewaunee Scientific Corp.	2,500	83,100
Magellan Health, Inc.*	39,500	2,247,155
National HealthCare Corp.	22,982	1,802,938
PDL BioPharma, Inc.*	380,800	1,104,320
Quorum Health Corp.*	25,000	72,250
Surgery Partners, Inc.*	55,500	543,345
Triple-S Management Corp., Class B*	56,100	975,579

		12,950,532

Industrials - 16.29%
Acacia Research Corp.*	35,000	104,300
ACCO Brands Corp.	239,800	1,625,844
Aegion Corp.*	72,100	1,176,672
AeroCentury Corp.*	4,300	41,151
Air T, Inc.*	6,700	164,150
Aircastle, Ltd.	103,400	1,782,616
Alpha Pro Tech, Ltd.*	30,500	113,155
AMREP Corp.*	8,100	48,195
ArcBest Corp.	50,400	1,726,704
Armstrong Flooring, Inc.*	45,000	532,800
Arotech Corp.*	35,596	93,262
Art’s-Way Manufacturing Co., Inc.*	15,000	30,000
ASV Holdings, Inc.*	50,000	100,000
Atkore International Group, Inc.*	75,000	1,488,000
Atlas Air Worldwide Holdings, Inc.*	48,000	2,025,120
BMC Stock Holdings, Inc.*	128,800	1,993,824
Briggs & Stratton Corp.	80,700	1,055,556
CAI International, Inc.*	36,500	847,895
CBIZ, Inc.*	129,033	2,541,950
Chicago Rivet & Machine Co.	1,000	31,500
Civeo Corp.*	113,700	162,591
Commercial Vehicle Group, Inc.*	8,700	49,590
Costamare, Inc.	230,000	1,009,700
Covenant Transportation Group, Inc., Class A*	42,550	816,960
CRA International, Inc.	31,000	1,319,050
DLH Holdings Corp.*	52,500	248,325
Ducommun, Inc.*	34,300	1,245,776
Eagle Bulk Shipping, Inc.*	230,000	1,060,300

www.bridgeway.com	27

Omni Tax-Managed Small-Cap Value Fund (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Eastern Co. (The)	20,104	$486,115
Ecology and Environment, Inc., Class A	3,536	40,098
Engility Holdings, Inc.*	38,600	1,098,556
Ennis, Inc.	124,265	2,392,101
EnPro Industries, Inc.	25,000	1,502,500
Essendant, Inc.	72,000	905,760
Foundation Building Materials, Inc.*	59,800	496,938
FreightCar America, Inc.*	16,200	108,378
FTI Consulting, Inc.*	56,500	3,765,160
Genco Shipping & Trading, Ltd.*	95,000	749,550
General Finance Corp.*	50,000	505,500
Goldfield Corp. (The)*	114,000	257,640
Great Lakes Dredge & Dock Corp.*	144,800	958,576
Greenbrier Cos, Inc. (The)	59,100	2,336,814
Hawaiian Holdings, Inc.	37,300	985,093
Herc Holdings, Inc.*	55,000	1,429,450
Hertz Global Holdings, Inc.*	70,000	955,500
Highpower International, Inc.*	25,922	56,251
Hub Group, Inc., Class A*	15,600	578,292
Hurco Cos, Inc.	17,615	628,856
Huron Consulting Group, Inc.*	10,300	528,493
Hyster-Yale Materials Handling, Inc.	17,200	1,065,712
ICF International, Inc.	31,500	2,040,570
IES Holdings, Inc.*	3,600	55,980
Innovative Solutions & Support, Inc.*	23,300	51,376
Kelly Services, Inc., Class A	56,400	1,155,072
LB Foster Co., Class A*	32,500	516,750
Limbach Holdings, Inc.*	25,000	92,000
LS Starrett Co. (The), Class A*	9,400	49,162
Manitowoc Co., Inc. (The)*	16,000	236,320
Marten Transport, Ltd.	100,776	1,631,563
Matson, Inc.	76,090	2,436,402
Miller Industries, Inc.	22,700	612,900
Navigant Consulting, Inc.	125,900	3,027,895
Nexeo Solutions, Inc.*+	191,100	1,641,549
NL Industries, Inc.*	5,000	17,550
Northwest Pipe Co.*	20,100	468,129
Orion Group Holdings, Inc.*	148,672	637,803
PAM Transportation Services, Inc.*	10,000	394,100
Pangaea Logistics Solutions, Ltd.*	4,800	14,544
Park-Ohio Holdings Corp.	10,000	306,900

Industry Company	Shares	Value

Industrials (continued)
Patriot Transportation Holding, Inc.*	7,500	$146,175
Performant Financial Corp.*	93,833	211,124
Powell Industries, Inc.	25,000	625,250
Preformed Line Products Co.	2,600	141,050
Quad/Graphics, Inc.	62,600	771,232
Quanex Building Products Corp.	70,000	951,300
Rush Enterprises, Inc., Class A	48,600	1,675,728
Rush Enterprises, Inc., Class B	34,700	1,235,320
Safe Bulkers, Inc.*	337,100	600,038
Scorpio Bulkers, Inc.	195,000	1,078,350
Servotronics, Inc.	1,000	9,950
SkyWest, Inc.	25,200	1,120,644
Spartan Motors, Inc.	10,000	72,300
SPX FLOW, Inc.*	74,700	2,272,374
Steelcase, Inc., Class A	202,600	3,004,558
Sterling Construction Co., Inc.*	800	8,712
Textainer Group Holdings, Ltd.*	114,300	1,138,428
Titan Machinery, Inc.*	47,800	628,570
TrueBlue, Inc.*	44,250	984,562
Tutor Perini Corp.*	96,200	1,536,314
Ultralife Corp.*	57,350	387,112
USA Truck, Inc.*	9,500	142,215
Vectrus, Inc.*	5,400	116,532
Veritiv Corp.*	11,633	290,476
VSE Corp.	25,560	764,500
Wabash National Corp.	87,000	1,137,960
Willis Lease Finance Corp.*	47,634	1,648,136

		83,351,794

Information Technology - 8.33%
Alpha & Omega
Semiconductor, Ltd.*	161,905	1,649,812
Amkor Technology, Inc.*	255,200	1,674,112
Applied Optoelectronics, Inc.*+	50,000	771,500
Aviat Networks, Inc.*	13,800	182,850
Axcelis Technologies, Inc.*	14,100	250,980
Bel Fuse, Inc., Class B	60,200	1,108,884
Benchmark Electronics, Inc.	86,300	1,827,834
BK Technologies, Inc.	35,000	131,250
Communications Systems, Inc.	5,800	11,774
Computer Task Group, Inc.*	81,000	330,480
Comtech Telecommunications Corp.	61,785	1,503,847

28	Semi-Annual Report | December 31, 2018 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2018

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
CSP, Inc.	5,150	$50,316
Data I/O Corp.*	22,500	112,500
Digi International, Inc.*	48,325	487,599
Diodes, Inc.*	112,600	3,632,476
Finjan Holdings, Inc.*	20,700	51,957
GSE Systems, Inc.*	22,500	47,250
Ichor Holdings, Ltd.*+	40,500	660,150
IEC Electronics Corp.*	17,700	101,244
Insight Enterprises, Inc.*	16,600	676,450
inTEST Corp.*	54,500	334,085
KEMET Corp.	126,750	2,223,195
Key Tronic Corp.*	18,600	105,090
Kimball Electronics, Inc.*	59,100	915,459
Knowles Corp.*	156,800	2,087,008
KVH Industries, Inc.*	18,200	187,278
LightPath Technologies, Inc., Class A*+	65,000	96,850
Mind CTI, Ltd.	500	1,140
Net 1 UEPS Technologies, Inc.*	216,400	1,014,916
Network-1 Technologies, Inc.	50,000	111,500
Nortech Systems, Inc.*+	1,500	5,325
PCM, Inc.*	10,500	184,905
PC-Tel, Inc.	71,950	308,666
Photronics, Inc.*	171,470	1,659,830
Presidio, Inc.	167,300	2,183,265
Rambus, Inc.*	110,000	843,700
RF Industries, Ltd.	35,000	254,100
Sanmina Corp.*	90,900	2,187,054
ScanSource, Inc.*	45,500	1,564,290
SigmaTron International, Inc.*	7,000	16,450
Steel Connect, Inc.*	10,000	17,300
Stratasys, Ltd.*+	115,000	2,071,150
SunPower Corp.*+	300,000	1,491,000
Sykes Enterprises, Inc.*	92,750	2,293,708
TiVo Corp.	186,400	1,754,024
Trio-Tech International*	13,000	31,980
TSR, Inc.*	1,385	6,440
TTM Technologies, Inc.*	219,402	2,134,781
Ultra Clean Holdings, Inc.*	7,000	59,290
Vishay Precision Group, Inc.*	31,667	957,293
Wayside Technology Group, Inc.	15,700	157,000
Westell Technologies, Inc., Class A*	59,900	113,211

		42,634,548

Materials - 4.99%
AdvanSix, Inc.*	11,200	272,608

Industry Company	Shares	Value

Materials (continued)
AgroFresh Solutions, Inc.*+	38,600	$146,294
American Vanguard Corp.	4,800	72,912
Boise Cascade Co.	68,400	1,631,340
Clearwater Paper Corp.*	7,000	170,590
Coeur Mining, Inc.*	97,500	435,825
Flexible Solutions
International, Inc.*	5,000	6,750
Forterra, Inc.*+	170,000	639,200
Friedman Industries, Inc.	5,000	35,250
FutureFuel Corp.	54,500	864,370
Gulf Resources, Inc.*	18,150	14,319
Hecla Mining Co.	749,000	1,767,640
Intrepid Potash, Inc.*	100,000	260,000
Kraton Corp.*	110,477	2,412,818
Kronos Worldwide, Inc.	35,000	403,200
Materion Corp.	31,400	1,412,686
Mercer International, Inc.	129,950	1,356,678
PH Glatfelter Co.	50,000	488,000
Rayonier Advanced Materials, Inc.	131,000	1,395,150
Resolute Forest Products, Inc.	237,500	1,883,375
Schnitzer Steel Industries, Inc., Class A	77,600	1,672,280
Stepan Co.	4,000	296,000
SunCoke Energy, Inc.*	216,200	1,848,510
Synalloy Corp.	2,200	36,498
Trecora Resources*	18,600	145,080
Tredegar Corp.	77,600	1,230,736
Universal Stainless & Alloy Products, Inc.*	1,350	21,884
Verso Corp., Class A*	85,301	1,910,742
Warrior Met Coal, Inc.	113,000	2,724,430

		25,555,165
Real Estate - 0.43%
Altisource Portfolio Solutions SA*+	72,000	1,619,280
Consolidated-Tomoka Land Co.	11,000	577,500
Forestar Group, Inc.*+	1	14

		2,196,794

TOTAL COMMON STOCKS - 99.99%		511,582,617

(Cost $501,587,924)

RIGHTS - 0.00%
Newstar Financial, Inc., expiring 12/26/19*Δ	105,100	7,357

TOTAL RIGHTS - 0.00%		7,357

(Cost $75,625)

www.bridgeway.com	29

Omni Tax-Managed Small-Cap Value Fund (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2018

Industry Company		Shares	Value

WARRANTS - 0.00%
Eagle Bulk Shipping, Inc., expiring 10/15/21*		8,501	$341

TOTAL WARRANTS - 0.00%			341

(Cost $70,770)

	Rate^	Shares	Value
MONEY MARKET FUND - 0.00%
Fidelity Investments Money Market Government Portfolio Class I	2.25%	322	322

TOTAL MONEY MARKET FUND - 0.00%			322

(Cost $322)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.64%
Fidelity Investments Money Market Government Portfolio Class I**	2.25%	18,626,884	18,626,884

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.64%			18,626,884

(Cost $18,626,884)

TOTAL INVESTMENTS - 103.63%			$530,217,521
(Cost $520,361,525)
Liabilities in Excess of Other Assets - (3.63%)			(18,593,825)

NET ASSETS - 100.00%			$511,623,696

*  Non-income producing security.

**  This security represents the investment of the collateral received in connection with securities out on loan as of December 31, 2018.

^  Rate disclosed as of December 31, 2018.

Δ   Security was fair valued using significant unobservable inputs (see Note 2). As such, the security is classified as Level 3 in the fair value hierarchy.

+   This security or a portion of the security is out on loan as of December 31, 2018. Total loaned securities had a value of $18,170,644 as of December 31, 2018.

LLC - Limited Liability Company

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2018 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$511,582,617	$—	$ —	$511,582,617
Rights	—	—	7,357	7,357
Warrants	341	—	—	341
Money Market Fund	—	322	—	322
Investments Purchased with Cash Proceeds from Securities Lending	—	18,626,884	—	18,626,884

TOTAL	$511,582,958	$18,627,206	$ 7,357	$530,217,521

(a) - please refer to the Schedule of Investments for the industry classifications of these portfolio holdings

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)

	Rights	Total

Balance as of 06/30/2018	$ 31,530	$ 31,530
Purchases	—	—
Return of Capital	(24,459)	(24,459)
Realized gain/(loss)	—	—
Change in unrealized appreciation/ (depreciation)	286	286
Transfers in	—	—
Transfers out	—	—

Balance as of 12/31/2018	$ 7,357	$ 7,357

Net change in unrealized appreciation (depreciation) from investments held as of 12/31/2018	$ 286	$ 286

See Notes to Financial Statements.

30	Semi-Annual Report | December 31, 2018 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018 (Unaudited)

ASSETS	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value

Investments at value	$912,698,424	$530,217,521

Receivables:

Portfolio securities sold	-	6,119,634

Fund shares sold	15,434,232	15,899,466

Dividends and interest	552,398	393,791

Prepaid expenses	79,969	76,714

Total assets	928,765,023	552,707,126

LIABILITIES

Payables:

Portfolio securities purchased	48,160,171	-

Fund shares redeemed	2,987,214	16,943,279

Loan payable	-	5,096,000

Payable upon return of securities loaned	27,052,208	18,626,884

Accrued Liabilities:

Investment advisory fees	236,415	145,650

Administration fees	20,267	15,727

Directors’ fees	7,394	6,633

Other	244,648	249,257

Total liabilities	78,708,317	41,083,430

NET ASSETS	$850,056,706	$511,623,696

NET ASSETS REPRESENT

Paid-in capital	$845,468,609	$476,507,113

Distributable Earnings*	4,588,097	35,116,583

NET ASSETS	$850,056,706	$511,623,696

Shares of common stock outstanding of $ .001 par value**	60,599,121	37,647,808

Net asset value, offering price and redemption price per share	$ 14.03	$ 13.59

Total investments at cost	$926,870,466	$520,361,525

*	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X and discloses total distributable earnings. See Note 2 for further details.
**	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

www.bridgeway.com	31

STATEMENTS OF OPERATIONS

Six Months Ended December 31, 2018 (Unaudited)

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value

INVESTMENT INCOME

Dividends	$ 7,192,520	$ 6,253,237

Less: foreign taxes withheld	(10,006)	(3,731)

Interest	50,806	10,559

Securities lending	627,159	516,422

Total Investment Income	7,860,479	6,776,487

EXPENSES

Investment advisory fees	2,219,182	1,932,987

Administration fees	113,373	98,247

Accounting fees	100,084	93,608

Transfer agent fees	5,268	5,406

Professional fees	84,626	75,181

Custody fees	12,902	11,926

Blue sky fees	21,163	16,473

Directors’ and officers’ fees	42,287	37,723

Shareholder servicing fees	391,533	354,506

Reports to shareholders	23,642	19,527

Miscellaneous expenses	71,627	86,217

Total Expenses	3,085,687	2,731,801

Less investment advisory fees waived	(422,669)	(412,250)

Net Expenses	2,663,018	2,319,551

NET INVESTMENT INCOME	5,197,461	4,456,936

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized Gain on:

Investments	42,838,173	36,879,681

Change in Unrealized Appreciation (Depreciation) on:

Investments	(251,433,739)	(211,686,819)

Net Realized and Unrealized Gain (Loss) on Investments	(208,595,566)	(174,807,138)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(203,398,105)	$(170,350,202)

See Notes to Financial Statements.

32	Semi-Annual Report | December 31, 2018 (Unaudited)

STATEMENTS OF CHANGES IN NET ASSETS

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value

	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018	Six Months Ended December 31, 2018 (Unaudited)	Year Ended June 30, 2018

OPERATIONS

Net investment income	$ 5,197,461	$ 6,995,943	$ 4,456,936	$ 6,345,885

Net realized gain on investments	42,838,173	54,647,102	36,879,681	46,319,987

Net change in unrealized appreciation (depreciation) on investments	(251,433,739)	63,773,834	(211,686,819)	55,911,577

Net increase (decrease) in net assets resulting from operations	(203,398,105)	125,416,879	(170,350,202)	108,577,449

DISTRIBUTIONS:

From net investment income and net realized gains*	(68,537,520)	(50,546,932)	(51,987,352)	(40,512,145)

Net decrease in net assets from distributions**	(68,537,520)	(50,546,932)	(51,987,352)	(40,512,145)

SHARE TRANSACTIONS:

Proceeds from sale of shares	285,102,725	203,730,487	175,895,828	168,009,722

Reinvestment of distributions	68,487,234	50,537,299	51,833,228	40,413,658

Cost of shares redeemed	(144,795,597)	(126,296,700)	(298,956,001)	(114,515,838)

Net increase (decrease) in net assets resulting from share transactions	208,794,362	127,971,086	(71,226,945)	93,907,542

Net increase (decrease) in net assets	(63,141,263)	202,841,033	(293,564,499)	161,972,846

NET ASSETS:

Beginning of period	913,197,969	710,356,936	805,188,195	643,215,349

End of period	$850,056,706	$913,197,969	$511,623,696	$805,188,195

SHARES ISSUED & REDEEMED

Issued	18,452,709	10,867,100	11,220,280	9,329,371

Distributions reinvested	4,802,751	2,766,136	3,753,311	2,304,085

Redeemed	(8,708,948)	(6,729,805)	(19,490,451)	(6,460,884)

Net increase (decrease) in shares	14,546,512	6,903,431	(4,516,860)	5,172,572

Outstanding at beginning of period	46,052,609	39,149,178	42,164,668	36,992,096

Outstanding at end of period	60,599,121	46,052,609	37,647,808	42,164,668

*

For the year ended June 30, 2018, the distributions to shareholders from net investment income were $6,405,244 and $8,820,586, and net realized gains were $44,141,688 and $31,691,559 for Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund, respectively.

**	Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X. See Note 2 for further details.

See Notes to Financial Statements.

www.bridgeway.com	33

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

OMNI SMALL-CAP VALUE

	For the Six Months Ended 12/31/18 (Unaudited)	Year Ended June 30
		2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$19.83	$18.14	$14.66	$15.49	$16.63	$14.11

Income from Investment Operations:

Net Investment Income(a)	0.11	0.17	0.17	0.17	0.14	0.11
Net Realized and Unrealized Gain (Loss)	(4.46)	2.77	3.48	(0.86)	(0.46)	3.58

Total from Investment Operations	(4.35)	2.94	3.65	(0.69)	(0.32)	3.69

Less Distributions to Shareholders from:

Net Investment Income	(0.17)	(0.16)	(0.17)	(0.14)	(0.09)	(0.08)
Net Realized Gain	(1.28)	(1.09)	-	-	(0.73)	(1.09)

Total Distributions	(1.45)	(1.25)	(0.17)	(0.14)	(0.82)	(1.17)

Net Asset Value, End of Period	$14.03	$19.83	$18.14	$14.66	$15.49	$16.63

Total Return(b)	(22.04%)(c)	16.75%	24.83%	(4.42%)	(1.48%)	26.89%

Ratios and Supplemental Data:

Net Assets, End of Period (in 000’s)	$850,057	$913,198	$710,357	$558,286	$459,367	$407,192
Expenses Before Waivers and Reimbursements	0.70%(d)	0.70%	0.71%	0.71%	0.71%	0.71%

Expenses After Waivers and Reimbursements	0.60%(d)	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	1.17%(d)	0.88%	1.00%	1.17%	0.88%	0.70%

Portfolio Turnover Rate	18%(c)	24%	23%	24%	25%	31%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.
(c)	Not annualized.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

34	Semi-Annual Report | December 31, 2018 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

OMNI TAX-MANAGED SMALL-CAP VALUE

	For the Six Months Ended 12/31/18 (Unaudited)	Year Ended June 30
		2018	2017	2016	2015	2014

Net Asset Value, Beginning of Period	$19.10	$17.39	$14.04	$14.65	$15.54	$12.75

Income from Investment Operations:
Net Investment Income(a)	0.11	0.16	0.17	0.16	0.12	0.09
Net Realized and Unrealized Gain (Loss)	(4.17)	2.61	3.32	(0.66)	(0.42)	3.26

Total from Investment Operations	(4.06)	2.77	3.49	(0.50)	(0.30)	3.35

Less Distributions to Shareholders from:
Net Investment Income	(0.20)	(0.23)	(0.14)	(0.11)	(0.03)	(0.08)
Net Realized Gain	(1.25)	(0.83)	-	-	(0.56)	(0.48)

Total Distributions	(1.45)	(1.06)	(0.14)	(0.11)	(0.59)	(0.56)

Net Asset Value, End of Period	$13.59	$19.10	$17.39	$14.04	$14.65	$15.54

Total Return(b)	(21.35%)(c)	16.48%	24.83%	(3.42%)	(1.62%)	26.71%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$511,624	$805,188	$643,215	$505,995	$461,101	$425,330
Expenses Before Waivers and Reimbursements	0.71%(d)	0.70%	0.71%	0.72%	0.71%	0.71%
Expenses After Waivers and Reimbursements .	0.60%(d)	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	1.15%(d)	0.89%	1.04%	1.20%	0.84%	0.65%
Portfolio Turnover Rate	18%(c)	27%	23%	29%	30%	25%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.
(c)	Not annualized.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

www.bridgeway.com	35

NOTES TO FINANCIAL STATEMENTS

December 31, 2018 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 9 investment funds as of December 31, 2018 (each is referred to as a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, Small-Cap Value, Blue Chip 35 Index and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) are presented in this report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of December 31, 2018, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Growth and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

All of the Bridgeway Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Bridgeway Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

New Accounting Pronouncements The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund’s financial statements for the six months ended December 31, 2018.

Securities and Other Investments Valuation Securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

36	Semi-Annual Report | December 31, 2018 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Investments Money Market Government Portfolio - Class I, which is held by the Funds, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment.

●	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2018 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the period ended December 31, 2018, there were no transfers from Level 1 to Level 2 or from Level 2 to Level 1 in any of the Funds. Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending   Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. The remaining contractual maturity of all securities lending transactions is overnight and continuous. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities

www.bridgeway.com	37

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement that provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value.

The following table is a summary of the Funds’ securities loaned and related collateral, which are subject to a netting agreement as of December 31, 2018:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received[2]	Net Amount

Omni Small-Cap Value
Securities lending	$26,072,003	-	$26,072,003	-	$26,072,003	-

Omni Tax-Managed Small-Cap Value
Securities lending	$18,170,644	-	$18,170,644	-	$18,170,644	-

[1]	Securities loaned with a value of $175,100 in Omni Tax-Managed Small-Cap Value have been sold and are pending settlement on January 2, 2019.
[2]

Collateral with a value of $27,052,208 and $18,626,884 has been received in connection with securities lending of Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund, respectively. Excess of collateral received from an individual counterparty is not shown here for financial reporting purposes.

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2018, the collateral consisted of an institutional government money market fund.

Use of Estimates in Financial Statements  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties  The Funds provide for various investment options, including stocks. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

38	Semi-Annual Report | December 31, 2018 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

Security Transactions, Investment Income and Expenses  Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

Distributions to Shareholders  The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Indemnification  Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into a management agreement with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations:  The Adviser has agreed to reimburse the Funds for operating expenses and advisory fees above the expense limitations presented in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the period ended December 31, 2018. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers for Period Ended 12/31/18

Omni Small-Cap Value*	0.60%	$422,669
Omni Tax-Managed Small-Cap Value*	0.60%	412,250

*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the Adviser waived the fees or reimbursed the expenses and that the reimbursements do not cause the Funds to exceed the expense limitation in effect at the time of the waiver or the current expense limitation, if different. The Omni Small-Cap Value Fund has recoupable expenses of $272,193, $716,803, $759,479 and $422,669, which expire no later than June 30, 2019, June 30, 2020, June 30, 2021 and December 31, 2021, respectively. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $255,854, $674,880, $691,272 and $412,250, which expire no later than June 30, 2019, June 30, 2020, June 30, 2021 and December 31, 2021, respectively.

Other Related Party Transactions:   The Bridgeway Funds will engage in inter-portfolio trades with other Bridgeway Funds when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales for the Funds during the period ended December 31, 2018 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Omni Small-Cap Value	$29,363,774	$11,760,235
Omni Tax-Managed Small-Cap Value	11,894,082	29,458,715

www.bridgeway.com	39

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

The Adviser entered into an Administrative Services Agreement with Bridgeway Funds, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $775,000, payable in equal monthly installments. During the period ended December 31, 2018, the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $113,373 and $98,247, respectively.

Board of Directors Compensation   Effective November 8, 2018, Independent Directors are paid an annual retainer of $20,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. In addition, Independent Directors are paid $11,000 per meeting for meeting fees. Prior to November 8, 2018, Independent Directors were paid an annual retainer of $15,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair, and $9,000 per meeting. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

Each Independent Director receives this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of Directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Bridgeway Funds.

4. Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated May 31, 2017. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2018 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other

Omni Small-Cap Value	$ -	$289,442,461	$ -	$155,753,334
Omni Tax-Managed Small-Cap Value	-	132,972,533	-	250,014,458

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that such Fund is not subject to federal income tax. Therefore, no federal income tax provision is required.

40	Semi-Annual Report | December 31, 2018 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

Unrealized Appreciation and Depreciation on Investments (Tax Basis)   The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2018, were as follows:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Gross appreciation (excess of value over tax cost)	$ 106,999,816	$ 81,312,896
Gross depreciation (excess of tax cost over value)	(121,171,877)	(71,466,856)
Net unrealized appreciation (depreciation)	$ (14,172,061)	$ 9,846,040
Cost of investments for income tax purposes	$ 926,870,485	$520,371,481

The differences between book and tax net unrealized appreciation (depreciation) are due to wash sale loss deferrals and basis adjustments on passive foreign investment companies (PFICs) and partnerships.

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the fiscal years ended June 30, 2018 and 2017, is as follows:

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2018	Year Ended June 30, 2017

Distributions paid from:
Ordinary Income	$ 6,405,244	$6,191,149	$ 8,820,586	$4,983,381
Long-Term Capital Gain	44,141,688	-	31,691,559	-
Total	$50,546,932	$6,191,149	$40,512,145	$4,983,381

Components of Accumulated Earnings As of June 30, 2018, the components of accumulated earnings on a tax basis were:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Undistributed Net Investment Income	$ 2,782,031	$ 2,735,279
Undistributed Net Realized Gain on Investments	36,527,048	33,205,286
Net Unrealized Appreciation of Investments	237,214,643	221,513,572
Total	$276,523,722	$257,454,137

For the fiscal year June 30, 2018, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Paid-in Capital	$ 3,056,072	$ 2,924,911
Undistributed Net Investment Income	(542,684)	(509,021)
Undistributed Net Realized Gain on Investments	(2,513,388)	(2,415,890)

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes and investments in passive foreign investment companies (PFICs), partnerships and business development companies.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2018 (Unaudited)

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 12, 2019. Advances under the Facility are limited to $15,000,000 in total for all Bridgeway Funds, and advances to each Bridgeway Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Bridgeway Fund is permitted to borrow under the 1940 Act.

The Bridgeway Funds incur a commitment fee of 0.085% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Euro-dollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Bridgeway Funds. Interest expense is charged directly to each Bridgeway Fund, based upon actual amounts borrowed by such Bridgeway Fund.

For the period ended December 31, 2018, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Omni Small-Cap Value	3.47%	$1,922,744	43	$ 7,871	$ 6,900,000
Omni Tax-Managed Small-Cap Value	3.67%	5,333,000	55	29,476	15,000,000
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

42	Semi-Annual Report | December 31, 2018 (Unaudited)

OTHER INFORMATION

December 31, 2018 (Unaudited)

1. Proxy Voting

Fund policies and procedures that the Funds used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2018 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

2. Fund Holdings

The complete schedule of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

www.bridgeway.com	43

DISCLOSURE OF FUND EXPENSES

December 31, 2018 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2018 and held until December 31, 2018.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/18	Ending Account Value at 12/31/18	Expense Ratio	Expenses Paid During Period* 7/1/18 - 12/31/18

Bridgeway Omni Small-Cap Value

Actual Fund Return	$1,000.00	$ 779.60	0.60%	$2.69
Hypothetical Fund Return	$1,000.00	$1,022.18	0.60%	$3.06

Bridgeway Omni Tax-Managed Small-Cap Value

Actual Fund Return	$1,000.00	$ 786.50	0.60%	$2.70
Hypothetical Fund Return	$1,000.00	$1,022.18	0.60%	$3.06

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (184) divided by the number of days in the fiscal year (365).

44	Semi-Annual Report | December 31, 2018 (Unaudited)

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BRIDGE WAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9860
Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon
One Wall Street
New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure	of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                      Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Tammira Philippe
Tammira Philippe, President and Principal Executive Officer
(principal executive officer)

Date    3/8/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Tammira Philippe
Tammira Philippe, President and Principal Executive Officer
(principal executive officer)

Date    3/8/2019

By (Signature and Title)*	/s/ Linda G. Giuffré
Linda G. Giuffré, Treasurer and Principal Financial Officer
(principal financial officer)

Date    3/8/2019

* Print the name and title of each signing officer under his or her signature.